Registration No. 333-132784
File No. 811-21882

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

     Pre-Effective Amendment No. ____    ☐

     Post-Effective Amendment No. _2_     ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒

     Amendment No. 3      ☒

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices) (Zip Code)

(303) 768-3200

(Registrant’s Telephone Number, including Area Code)

Robert G. Zack, Esq.
OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street –New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐     Immediately upon filing pursuant to paragraph (b)
☒    On July 29, 2008 pursuant to paragraph (b)
☐     60 days after filing pursuant to paragraph (a)(1)
☐     On _______________ pursuant to paragraph (a)(1)
☐     75 days after filing pursuant to paragraph (a)(2)
☐     On _______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer Rochester™ State Specific Municipal Funds

Prospectus dated July 29, 2008

Oppenheimer
Rochester™ Arizona Municipal Fund
Rochester™ Maryland Municipal Fund
Rochester™ Massachusetts Municipal Fund
Rochester™ Michigan Municipal Fund
Rochester™ Minnesota Municipal Fund
Rochester™ North Carolina Municipal Fund
Rochester™ Ohio Municipal Fund
Rochester™ Virginia Municipal Fund

Each Oppenheimer Rochester state specific municipal fund listed here is a mutual fund that seeks a high level of current interest income exempt from federal and its respective state's income taxes for individual investors as is consistent with preservation of capital.

This prospectus contains important information about the Funds' objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Funds and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account. Any reference to the term "Fund" or "Funds" throughout this prospectus refers to any and all of the funds listed here unless otherwise indicated.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

ABOUT THE FUND
3	The Fund's Investment Objective and Principal Investment Strategies
4	Main Risks of Investing in the Fund
12	The Fund's Past Performance
21	Fees and Expenses of the Fund
34	About the Fund's Investments
36	How the Fund is Managed

ABOUT YOUR ACCOUNT
39	About Your Account
40	Choosing a Share Class
45	The Price of Fund Shares
47	How to Buy, Sell and Exchange Shares
58	Dividends, Capital Gains and Taxes
64	Financial Highlights

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks a high level of current interest income exempt from federal and its state income taxes for individual investors as is consistent with preservation of capital.

WHAT DOES THE FUND MAINLY INVEST IN?

What is a Municipal Security? Municipal securities are fixed-income securities primarily issued by states, cities, counties and other governmental entities to finance the development of local communities. The interest received from most municipal bonds is exempt from federal, state or local income taxes in the municipalities where the bonds are issued. What are State Municipal Securities? State municipal securities are securities that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal, state and local personal income taxes.

The Fund invests mainly in municipal securities issued by its state. These debt obligations are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (which are long-term (more than one-year) obligations), municipal notes (short-term obligations), and interests in municipal leases. Most of the securities the Fund buys must be "investment grade" (rated in one of the four highest rating categories of a nationally-recognized statistical rating organization, such as Moody's Investors Service ("Moody's")), although the Fund also can invest as much as 25% of its total assets in lower-grade securities (sometimes called "junk bonds"). Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and the Fund's state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% federal and state municipal securities requirement. The Fund selects investments without regard to this type of tax treatment.

While the Minnesota Fund is required under normal market conditions to invest at least 80% of its net assets in securities the income from which is exempt from both federal and Minnesota individual income tax, the Fund intends to invest its assets so that at least 95% of the exempt-interest dividends that it pays are derived from Minnesota municipal obligations as required for state tax exemption under Minnesota law.

The Fund can buy municipal securities of issuers located outside of the Fund's state if the interest on such securities is not subject to federal or the Fund's state individual income tax. Securities whose interest is exempt from the taxes of the Fund's state are included for purposes of the Fund's state-specific 80% requirement discussed above, even if the issuer is located outside of the Fund's state. The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, the Fund currently focuses on longer-term securities to seek higher yields. This portfolio strategy is subject to change. The Fund also can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters, a variable rate obligation and form of derivative. The Fund also can borrow money to purchase additional securities, another form of "leverage". Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund's total assets. These investments and techniques are more fully explained below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the portfolio managers look primarily throughout the Fund's state for municipal securities using a variety of factors that may change over time and may vary in particular cases. The portfolio managers currently look for:

  Securities that provide high current income
  A wide range of securities of different issuers within the state (and certain possessions, territories and commonwealths of the United States), including different agencies and municipalities, to spread risk
  Securities having favorable credit characteristics
  Special situations that provide opportunities for value
  Unrated bonds that might provide high income
  Securities of smaller issuers that might be overlooked by other investors and funds
  Special situations of higher rated bonds that provide opportunities for above average income
  Securities across a wide range of municipal sectors, coupons and revenue sources.

The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal and state personal income taxes. The Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Main Risks of Investing in the Fund

All investments have some degree of risk. The value of the Fund's shares fluctuates as the value of the Fund's investments changes, and may decline. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from more specific factors like those described below. There is also the risk that poor security selection could cause the Fund to underperform other funds with similar objectives. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The Manager tries to reduce risks by selecting a wide variety of municipal securities and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The Fund's share prices and yields may change daily based on changes in general bond market movements, changes in values of particular bonds because of events affecting the issuer, or changes in interest rates that can affect bond prices overall. The Fund focuses its investments in its particular state and is non-diversified. The Fund will therefore be vulnerable to the effects of economic, regulatory and political developments that affect its state governmental issuers.

CREDIT RISK. Municipal securities are subject to credit risk, which is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. The credit quality of many bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's based on an analysis of the ability of the bond issuer to meet all required interest and principal payments. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer.

If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's or a security's insurer's credit rating, for any reason, can reduce the market value of the issuer's securities.

Recent developments relating to subprime mortgages have adversely affected credit markets in the United States and elsewhere. The values of many types of municipal securities have been reduced, including municipal securities held by the Fund that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. In addition, broker-dealers and other market participants have been less wiling to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments may also have a negative effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper municipal issuers' ability to obtain loans for anticipated projects or ongoing needs, including issuers in which the Fund invests.

Special Risks of Lower-Grade Securities. Because the Fund can invest as much as 25% in securities rated below investment grade, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater price fluctuations than investment-grade securities and may have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

INTEREST RATE RISK. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued municipal securities generally rise. As a result, the income the Fund earns on its investments, and the Fund's distributions to shareholders, may decline. When prevailing interest rates rise, the values of already issued municipal securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities having longer maturities. When the average maturity of the Fund's portfolio is longer, its share price may fluctuate more if interest rates change. The Fund currently focuses on longer-term securities to seek higher income. Therefore, the Fund's share prices may fluctuate more when interest rates change. Additionally, the Fund can buy variable rate obligations. When interest rates fall, the yields of these securities decline. Callable bonds that the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing its income.

SPECIAL RISKS OF INVESTING PRIMARILY IN A SINGLE STATE'S MUNICIPAL SECURITIES. Because the Fund focuses its investments primarily on its state's municipal securities, the value of the Fund's portfolio investments will be highly sensitive to events affecting the fiscal stability of the Fund's state and its municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of a state's issuers to pay interest or repay principal may significantly affect the value of the Fund's investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to the state's municipal issuers. Other occurrences, such as catastrophic natural disasters, can also adversely affect a state's fiscal stability. These risks also apply to securities of issuers located outside the Fund's state that it invests in, including securities issued by the governments of the District of Columbia and any U.S. territories, commonwealths and possessions.

Municipal Sector Concentration. While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest more than 25% of its total assets) in a single industry, municipal securities are not considered an "industry" under that policy. Therefore, the Fund may invest more than 25% of its total assets in municipal securities that finance similar types of projects or from which the interest is paid from revenues of similar types of projects. Examples of these similar types of projects include, but are not limited to, land-secured bonds (also categorized as special tax, special assessment, or tax increment financing bonds), education, hospitals, healthcare, housing, industrial development, transportation or pollution control.

Similar types of projects or projects that are related in such a way that economic, business or political development or changes affecting one such security also would affect the other securities. Therefore, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. These types of municipal securities are not considered a part of an industry for purposes of the Fund's industry concentration policy.

Special Tax or Special Assessment Bonds (Land-Secured or "Dirt" Bonds). As discussed above, the Fund also may invest more than 25% of its total assets in municipal securities issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bonds financed by these methods, such as tax assessment, special tax or tax increment financing generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. These projects often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the projects.

The Statement of Additional Information contains more detailed information about the Fund's economic and market considerations.

RISKS OF NON-DIVERSIFICATION. The Fund is classified as a "non-diversified" fund under the Investment Company Act of 1940. Accordingly the Fund may invest a greater portion of its assets in the securities of a single issuer or limited number of issuers than a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer or limited number of issuers, the Fund is more subject to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

U.S. Territories, Commonwealths and Possessions. The Fund also invests in obligations of the governments of the U.S. territories, commonwealths and possessions such as the Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from state income taxes. These investments also are considered to be "state municipal securities" for purposes of this prospectus. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the Master Settlement Agreement ("MSA") described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

  Tobacco Settlement Revenue Bonds. For purposes of the Fund's industry concentration policy, the Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 92%. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.
A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline. Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value. The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges. The Statement of Additional Information contains more detailed information about the litigation related to the tobacco industry and the MSA.
  "Subject to Appropriation" (STA) Tobacco Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.
  These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds. Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Fund considers STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

TAXABILITY RISK. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Subsequent to the Fund's acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as "exempt-interest dividends" could be adversely affected, subjecting the Fund's shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If any Fund held such a bond, it might have to distribute taxable income or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.

BORROWING FOR LEVERAGE. The Fund can borrow from banks to purchase additional securities, a technique referred to as "leverage", in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. This use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage and may also make the Fund's share price more sensitive to interest rate changes. The interest on borrowed money is an expense that might reduce the Fund's yield.

SPECIAL RISKS OF DERIVATIVE INVESTMENTS. The Fund can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks very quickly.

The Fund may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Inverse floaters are one type of derivative the Fund can use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes. Examples include, but are not limited to, interest rate swaps or municipal bond swaps or inverse floaters. The Fund typically does not use hedging instruments, such as options, to hedge investment risks.

Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other reference rate on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as, for example, the percentage of LIBOR, the SIFMA Municipal Swap Index or the percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements. Inverse floaters and Percentage of LIBOR Notes (PLNs), discussed below, are types of variable rate obligations.

Inverse Floaters. The Fund may invest in inverse floaters to seek greater income and total return. The Fund will not expose more than 20% of its total assets to the effects of leverage from its investments in inverse floaters. An inverse floater typically is a derivative instrument created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax free floating rate security and a long-term tax free floating rate security (the inverse floater) that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

Certain inverse floaters are created when the Fund purchases a fixed-rate municipal security and subsequently transfers it to a broker-dealer (the sponsor). The sponsor deposits the municipal security to a trust. The trust creates the inverse floater pursuant to an arrangement that enables the Fund to withdraw the underlying bond to collapse the inverse floater (upon the payment of the value of the short-term security and certain costs). Additionally, the Fund purchases inverse floaters created by municipal issuers directly or by other parties depositing securities into a sponsored trust.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, on liquidation of the trust, the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying municipal security. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

The Fund's investments in inverse floaters may involve additional risks. The market value of inverse floaters can be more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Typically, inverse floaters tend to underperform fixed rate bonds in a rising long-term interest rate environment, but tend to outperform fixed rate bonds in a falling or stable long-term interest rate environment. Inverse floaters all entail some degree of leverage. An inverse floater that has a higher degree of leverage usually is more volatile with respect to its price and income than an inverse floater that has a lower degree of leverage. Some inverse floaters have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proved worthless.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may, as discussed above, further increase the volatility of the market value of a PLN or the inverse floater.

_____________________________________________

There is no assurance that the Fund will achieve its investment objective. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of taxable bond funds, such as high yield bond funds, but has greater risk than money market funds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar charts and tables below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar charts show the performance of the Fund's Class A shares for each full calendar year since the Fund's inception.

The following tables show the average annual total returns of each class of the Fund's shares before taxes compared to a broad-based market index. After-tax returns are also shown for Class A shares. They are calculated using the highest individual federal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. After-tax returns will vary for the other share classes and are not relevant to investors who hold their shares through tax-deferred or tax-exempt arrangements (for example individual retirement accounts, 401(k) plans, 529 plans or tax-exempt institutional investors). The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Oppenheimer Rochester Arizona Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.06% (1st qtr 07) and the lowest return before taxes for a calendar quarter was -2.45% (4th qtr 07). For the period from January 1, 2008 through June 30, 2008 the cumulative return before taxes was -4.48%.

Average Annual Total Returns for the periods ended December 31, 2007	1 Year	Life of Class
Class A Shares (inception 10/10/06)
Return Before Taxes	-7.83%	-3.01%
Return After Taxes on Distributions	-7.83%	-3.01%
Return After Taxes on Distributions and Sale of Fund Shares	-3.53%	-1.86%
Class B Shares (inception 10/10/06)	-8.49%	-2.97%
Class C Shares (inception 10/10/06)	-4.91%	0.18%
Lehman Brothers Municipal Bond Index	3.36%	3.59%[1]
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	4.08%	2.80%[1]
(reflects no deduction for fees, expenses or taxes)

1 From 09/30/06

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester Maryland Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.36% (1st qtr 07) and the lowest return before taxes for a calendar quarter was -3.33% (4th qtr 07). For the period from January 1, 2008 through June 30, 2008 the cumulative return before taxes was -4.46%.

Average Annual Total Returns for the periods ended December 31, 2007	1 Year	Life of Class
Class A Shares (inception 10/10/06)
Return Before Taxes	-9.47%	-5.84%
Return After Taxes on Distributions	-9.47%	-5.84%
Return After Taxes on Distributions and Sale of Fund Shares	-4.57%	-4.25%
Class B Shares (inception 10/10/06)	-10.20%	-5.91%
Class C Shares (inception 10/10/06)	-6.60%	-2.91%
Lehman Brothers Municipal Bond Index	3.36%	3.59%[1]
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	4.08%	2.80%[1]
(reflects no deduction for fees, expenses or taxes)

1 From 09/30/06

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester Massachusetts Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.06% (1st qtr 07) and the lowest return before taxes for a calendar quarter was -3.87% (4th qtr 07). For the period from January 1, 2008 through June 30, 2008 the cumulative return before taxes was -6.49%.

Average Annual Total Returns for the periods ended December 31, 2007	1 Year	Life of Class
Class A Shares (inception 07/18/06)
Return Before Taxes	-10.01%	-2.82%
Return After Taxes on Distributions	-10.01%	-2.82%
Return After Taxes on Distributions and Sale of Fund Shares	-4.95%	-1.67%
Class B Shares (inception 07/18/06)	-10.74%	-2.90%
Class C Shares (inception 07/18/06)	-7.22%	-0.40%
Lehman Brothers Municipal Bond Index	3.36%	4.75%[1]
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	4.08%	2.26%[1]
(reflects no deduction for fees, expenses or taxes)

1 From 07/31/06

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester Michigan Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.05% (1st qtr 07) and the lowest return before taxes for a calendar quarter was -2.80% (3rd qtr 07). For the period from January 1, 2008 through June 30, 2008 the cumulative return before taxes was -9.89%.

Average Annual Total Returns for the periods ended December 31, 2007	1 Year	Life of Class
Class A Shares (inception 06/21/06)
Return Before Taxes	-7.89%	-0.05%
Return After Taxes on Distributions	-7.88%	-0.05%
Return After Taxes on Distributions and Sale of Fund Shares	-3.56%	0.67%
Class B Shares (inception 06/21/06)	-8.63%	-0.11%
Class C Shares (inception 06/21/06)	-4.96%	2.38%
Lehman Brothers Municipal Bond Index	3.36%	5.31%[1]
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	4.08%	2.33%[1]
(reflects no deduction for fees, expenses or taxes)

1 From 06/30/06

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester Minnesota Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.66% (1st qtr 07) and the lowest return before taxes for a calendar quarter was -2.57% (4 qtr 07). For the period from January 1, 2008 through June 30, 2008 the cumulative return before taxes was -0.42%.

Average Annual Total Returns for the periods ended December 31, 2007	1 Year	Life of Class
Class A Shares (inception 11/07/06)
Return Before Taxes	-7.84%	-5.90%
Return After Taxes on Distributions	-7.83%	-5.90%
Return After Taxes on Distributions and Sale of Fund Shares	-3.59%	-4.36%
Class B Shares (inception 11/07/06)	-8.59%	-5.89%
Class C Shares (inception 11/07/06)	-4.90%	-2.67%
Lehman Brothers Municipal Bond Index	3.36%	3.29%[1]
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	4.08%	3.49%[1]
(reflects no deduction for fees, expenses or taxes)

1 From 10/31/06

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester North Carolina Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.13% (1st qtr 07) and the lowest return before taxes for a calendar quarter was -2.58% (4th qtr 07). For the period from January 1, 2008 through June 30, 2008 the cumulative return before taxes was -6.36%.

Average Annual Total Returns for the periods ended December 31, 2007	1 Year	Life of Class
Class A Shares (inception 10/10/06)
Return Before Taxes	-8.05%	-4.86%
Return After Taxes on Distributions	-8.05%	-4.86%
Return After Taxes on Distributions and Sale of Fund Shares	-3.76%	-3.47%
Class B Shares (inception 10/10/06)	-8.79%	-4.86%
Class C Shares (inception 10/10/06)	-8.80%	-4.90%
Lehman Brothers Municipal Bond Index	3.36%	3.59%[1]
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	4.08%	2.80%[1]
(reflects no deduction for fees, expenses or taxes)

1 From 09/30/06

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester Ohio Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.30% (1st qtr 07) and the lowest return before taxes for a calendar quarter was -2.63% (4th qtr 07). For the period from January 1, 2008 through June 30, 2008 the cumulative return before taxes was -7.16%.

Average Annual Total Returns for the periods ended December 31, 2007	1 Year	Life of Class
Class A Shares (inception 06/21/06)
Return Before Taxes	-7.54%	0.14%
Return After Taxes on Distributions	-7.53%	0.14%
Return After Taxes on Distributions and Sale of Fund Shares	-3.31%	0.84%
Class B Shares (inception 06/21/06)	-8.34%	-0.01%
Class C Shares (inception 06/21/06)	-4.67%	2.46%
Lehman Brothers Municipal Bond Index	3.36%	5.31%[1]
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	4.08%	2.33%[1]
(reflects no deduction for fees, expenses or taxes)

1 From 06/30/06

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Oppenheimer Rochester Virginia Municipal Fund

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 1.07% (1st qtr 07) and the lowest return before taxes for a calendar quarter was -5.48% (4th qtr 07). For the period from January 1, 2008 through June 30, 2008 the cumulative return before taxes was -7.52%.

Average Annual Total Returns for the periods ended December 31, 2007	1 Year	Life of Class
Class A Shares (inception 07/18/06)
Return Before Taxes	-13.37%	-5.29%
Return After Taxes on Distributions	-13.37%	-5.29%
Return After Taxes on Distributions and Sale of Fund Shares	-7.19%	-3.77%
Class B Shares (inception 07/18/06)	-14.19%	-5.50%
Class C Shares (inception 07/18/06)	-10.70%	-3.06%
Lehman Brothers Municipal Bond Index	3.36%	4.75%[1]
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	4.08%	2.26%[1]
(reflects no deduction for fees, expenses or taxes)

1 From 07/31/06

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholders pay certain expenses directly, such as sales charges. The Fund pays other expenses for management of its assets, administration, distribution of its shares and other services. Since those expenses are paid from the Fund's assets, all shareholders pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended March 31, 2008. Expenses may vary in future years.

Oppenheimer Rochester Arizona Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Disribution and/or Service (12b-1) Fees	0.11%	1.00%	1.00%
Total Other Expenses	1.97%	3.32%	2.04%
Interest and Related Expenses from Inverse Floaters[4]	0.59%	0.59%	0.59%
Other Expenses	1.38%	2.73%	1.45%
Total Annual Operating Expenses	2.63%	4.87%	3.59%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters, will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. The Fund recognizes additional income in an amount that directly corresponds to the inverse floater expenses. The Fund's net asset values per share and returns are not affected by those expenses. The voluntary waivers described above may be amended or withdrawn at any time. After the waiver the actual "Total Other Expenses" and "Total Annual Operating Expenses" were 0.14% and 0.80% for Class A, 0.00% and 1.55% for Class B and 0.00% and 1.55% for Class C.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

Oppenheimer Rochester Maryland Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Disribution and/or Service (12b-1) Fees	0.14%	1.00%	0.99%
Total Other Expenses	1.81%	2.14%	1.77%
Interest and Related Expenses from Inverse Floaters[4]	0.63%	0.63%	0.63%
Other Expenses	1.18%	1.51%	1.14%
Total Annual Operating Expenses	2.50%	3.69%	3.31%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters,will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. The Fund recognizes additional income in an amount that directly corresponds to the inverse floater expenses. The Fund's net asset values pershare and returns are not affected by those expenses. The voluntary waivers described above may be amended or withdrawn at any time. After the waiver the actual "Total Other Expenses" and "Total Annual Operating Expenses" were 0.11% and 0.80% for Class A, 0.00% and 1.55% for Class B and 0.01% and 1.55% for Class C.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

Oppenheimer Rochester Massachusetts Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Disribution and/or Service (12b-1) Fees	0.18%	1.00%	1.00%
Total Other Expenses	2.22%	2.42%	2.29%
Interest and Related Expenses from Inverse Floaters[4]	0.72%	0.72%	0.72%
Other Expenses	1.50%	1.70%	1.57%
Total Annual Operating Expenses	2.95%	3.97%	3.84%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters,will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. The Fund recognizes additional income in an amount that directly corresponds to the inverse floater expenses. The Fund's net asset values pershare and returns are not affected by those expenses. The voluntary waivers described above may be amended or withdrawn at any time. After the waiver the actual "Total Other Expenses" and "Total Annual Operating Expenses" were 0.07% and 0.80% for Class A, 0.00% and 1.55% for Class B and 0.00% and 1.55% for Class C.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

Oppenheimer Rochester Michigan Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Disribution and/or Service (12b-1) Fees	0.11%	1.00%	1.00%
Total Other Expenses	2.01%	2.39%	2.16%
Interest and Related Expenses from Inverse Floaters[4]	0.68%	0.68%	0.68%
Other Expenses	1.33%	1.71%	1.48%
Total Annual Operating Expenses	2.67%	3.94%	3.71%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters,will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. The Fund recognizes additional income in an amount that directly corresponds to the inverse floater expenses. The Fund's net asset values pershare and returns are not affected by those expenses. The voluntary waivers described above may be amended or withdrawn at any time. After the waiver the actual "Total Other Expenses" and "Total Annual Operating Expenses" were 0.14% and 0.80% for Class A, 0.00% and 1.55% for Class B and 0.00% and 1.55% for Class C.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

Oppenheimer Rochester Minnesota Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Disribution and/or Service (12b-1) Fees	0.08%	0.96%	0.99%
Total Other Expenses	1.58%	1.81%	1.64%
Interest and Related Expenses from Inverse Floaters[4]	0.00%	0.00%	0.00%
Other Expenses	1.58%	1.81%	1.64%
Total Annual Operating Expenses	2.21%	3.32%	3.18%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters,will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. The Fund recognizes additional income in an amount that directly corresponds to the inverse floater expenses. The Fund's net asset values pershare and returns are not affected by those expenses. The voluntary waivers described above may be amended or withdrawn at any time. After the waiver the actual "Total Other Expenses" and "Total Annual Operating Expenses" were 0.17% and 0.80% for Class A, 0.04% and 1.55% for Class B and 0.01% and 1.55% for Class C.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

Oppenheimer Rochester North Carolina Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Disribution and/or Service (12b-1) Fees	0.16%	0.99%	1.00%
Total Other Expenses	1.41%	1.63%	1.62%
Interest and Related Expenses from Inverse Floaters[4]	0.48%	0.48%	0.48%
Other Expenses	0.93%	1.15%	1.14%
Total Annual Operating Expenses	2.12%	3.17%	3.17%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters,will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. The Fund recognizes additional income in an amount that directly corresponds to the inverse floater expenses. The Fund's net asset values pershare and returns are not affected by those expenses. The voluntary waivers described above may be amended or withdrawn at any time. After the waiver the actual "Total Other Expenses" and "Total Annual Operating Expenses" were 0.09% and 0.80% for Class A, 0.01% and 1.55% for Class B and 0.00% and 1.55% for Class C.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

Oppenheimer Rochester Ohio Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Disribution and/or Service (12b-1) Fees	0.17%	1.00%	1.00%
Total Other Expenses	1.70%	1.81%	1.72%
Interest and Related Expenses from Inverse Floaters[4]	0.73%	0.73%	0.73%
Other Expenses	0.97%	1.08%	0.99%
Total Annual Operating Expenses	2.42%	3.36%	3.27%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters,will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. The Fund recognizes additional income in an amount that directly corresponds to the inverse floater expenses. The Fund's net asset values pershare and returns are not affected by those expenses. The voluntary waivers described above may be amended or withdrawn at any time. After the waiver the actual "Total Other Expenses" and "Total Annual Operating Expenses" were 0.08% and 0.80% for Class A, 0.00% and 1.55% for Class B and 0.00% and 1.55% for Class C.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

Oppenheimer Rochester Virginia Municipal Fund
Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Disribution and/or Service (12b-1) Fees	0.15%	1.00%	0.99%
Total Other Expenses	2.92%	3.18%	2.86%
Interest and Related Expenses from Inverse Floaters[4]	0.89%	0.89%	0.89%
Other Expenses	2.03%	2.29%	1.97%
Total Annual Operating Expenses	3.62%	4.73%	4.40%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.

The Manager also has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total Annual Fund Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters, will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. The Fund recognizes additional income in an amount that directly corresponds to the inverse floater expenses. The Fund's net asset values per share and returns are not affected by those expenses. The voluntary waivers described above may be amended or withdrawn at any time. After the waiver the actual "Total Other Expenses" and "Total Annual Operating Expenses" were 0.10% and 0.80% for Class A, 0.00% and 1.55% for Class B and 0.01% and 1.55% for Class C.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4.Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Fund's expenses will vary over time, however, and your actual costs may be higher or lower.

The first example assumes that you redeem all of your shares at the end of the periods. The second example assumes that you keep your shares.

In the first example, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

Based on these assumptions your expenses would be as follows:

Oppenheimer Rochester Arizona Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$732	$1,264	$1,821	$3,335
Class B Shares	$999	$1,799	$2,702	$4,131
Class C Shares	$468	$1,120	$1,893	$3,922

If shares are not redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$732	$1,264	$1,821	$3,335
Class B Shares	$499	$1,499	$2,502	$4,131
Class C Shares	$368	$1,120	$1,893	$3,922

Oppenheimer Rochester Maryland Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$719	$1,226	$1,758	$3,210
Class B Shares	$878	$1,450	$2,141	$3,496
Class C Shares	$439	$1,035	$1,755	$3,663

If shares are not redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$719	$1,226	$1,758	$3,210
Class B Shares	$378	$1,150	$1,941	$3,496
Class C Shares	$339	$1,035	$1,755	$3,663

Oppenheimer Rochester Massachusetts Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$763	$1,357	$1,975	$3,636
Class B Shares	$907	$1,533	$2,277	$3,832
Class C Shares	$494	$1,195	$2,014	$4,148

If shares are not redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$763	$1,357	$1,975	$3,636
Class B Shares	$407	$1,233	$2,077	$3,832
Class C Shares	$394	$1,195	$2,014	$4,148

Oppenheimer Rochester Michigan Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$736	$1,275	$1,841	$3,373
Class B Shares	$904	$1,524	$2,263	$3,696
Class C Shares	$480	$1,156	$1,951	$4,031

If shares are not redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$736	$1,275	$1,841	$3,373
Class B Shares	$404	$1,224	$2,063	$3,696
Class C Shares	$380	$1,156	$1,951	$4,031

Oppenheimer Rochester Minnesota Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$691	$1,141	$1,616	$2,925
Class B Shares	$840	$1,338	$1,960	$3,174
Class C Shares	$426	$996	$1,690	$3,540

If shares are not redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$691	$1,141	$1,616	$2,925
Class B Shares	$340	$1,038	$1,760	$3,174
Class C Shares	$326	$996	$1,690	$3,540

Oppenheimer Rochester North Carolina Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$682	$1,114	$1,571	$2,835
Class B Shares	$825	$1,293	$1,885	$3,053
Class C Shares	$425	$993	$1,685	$3,530

If shares are not redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$682	$1,114	$1,571	$2,835
Class B Shares	$325	$993	$1,685	$3,053
Class C Shares	$325	$993	$1,685	$3,530

Oppenheimer Rochester Ohio Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$711	$1,202	$1,719	$3,132
Class B Shares	$844	$1,350	$1,979	$3,290
Class C Shares	$435	$1,023	$1,735	$3,625

If shares are not redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$711	$1,202	$1,719	$3,132
Class B Shares	$344	$1,050	$1,779	$3,290
Class C Shares	$335	$1,023	$1,735	$3,625

Oppenheimer Rochester Virginia Municipal Fund
If shares are redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$828	$1,550	$2,292	$4,237
Class B Shares	$985	$1,758	$2,637	$4,469
Class C Shares	$551	$1,361	$2,282	$4,634

If shares are not redeemed:	1 Year	3 Years	5 Year	10 Years
Class A Shares	$828	$1,550	$2,292	$4,237
Class B Shares	$485	$1,458	$2,437	$4,469
Class C Shares	$451	$1,361	$2,282	$4,634

In evaluating the Fund's expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets and issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer investment benefits to individuals without the expense and inconvenience of buying and selling individual securities. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase the Fund's overall expenses, which are indirectly borne by all of the Fund's shareholders.

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

MUNICIPAL SECURITIES. The Fund buys municipal bonds and notes, tax exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment. Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." See, for example, "STA Tobacco Bonds" discussed earlier in this prospectus.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

Ratings of Municipal Securities the Fund Buys. Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. However, the Fund can invest as much as 25% of its total assets in securities that are not "investment grade" (measured at the time of purchase) to seek higher income. While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's are considered "investment grade," they have some speculative characteristics. "Investment grade" securities are those rated within the four highest rating categories of Moody's, Standard & Poor's, Fitch or another nationally-recognized statistical rating organization, or (if unrated) judged by the Manager to be comparable to rated investment grade securities. Rating categories are described in the Statement of Additional Information. A reduction in the rating of a security after the Fund buys it will not automatically require that Fund to dispose of the security. However, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

The Manager may rely to some extent on credit ratings by nationally-recognized statistical rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio. It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time.

OTHER INVESTMENT STRATEGIES AND RISKS. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

To seek a higher yield, the Fund also can invest in municipal securities other than those of its respective state's municipal securities. Although any interest from those securities generally would be exempt from federal taxation, any such interest may be subject to the Fund's state personal income tax. The Fund does not expect to invest a significant portion of its assets in securities that are not exempt from its respective state's personal income tax.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Between the purchase and settlement date, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

The Fund will not invest more than 15% of its net assets in illiquid securities.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate (for example, over 100%). Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. In most cases, however, the Fund does not pay brokerage commissions on debt securities it buys. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business subject to the policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $225 billion in assets as of June 30, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281.

Advisory Fees. Under the Fund's investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund's assets grow: 0.55% of the first $500 million of average annual net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of average annual net assets over $1.5 billion. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that the "Total Annual Operating Expenses" (excluding expenses attributable to the Fund's investment in inverse floaters) will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. The Fund's advisory fee for the period ended March 31, 2008, as a percentage of average daily assets of the Fund are as follows:

Fund	Advisory Fee
Arizona Municipal Fund	0.55%
Maryland Municipal Fund	0.55%
Massachusetts Municipal Fund	0.55%
Michigan Municipal Fund	0.55%
Minnesota Municipal Fund	0.55%
North Carolina Municipal Fund	0.55%
Ohio Municipal Fund	0.55%
Virginia Municipal Fund	0.55%

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contracts for the Fund is available in its Semi-Annual Report to shareholders for the period ended September 30, 2007.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Ronald H. Fielding, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella, who are primarily responsible for the day-to-day management of the Fund's investments. Messrs. Fielding, Loughran, Cottier and Willis have been Senior Portfolio Managers and Vice Presidents of the Fund since its inception. Messrs. DeMitry and Franz have been Associate Portfolio Managers of the Fund since September 2006. Mr. Camarella has been an Associate Portfolio Manager of the Fund since April 2008.

Mr. Fielding has been a Senior Vice President of the Manager and Chairman of the Rochester Division since January 1996. He is the lead portfolio manager for the Oppenheimer Rochester Massachusetts Municipal Fund and Oppenheimer Rochester Minnesota Municipal Fund. He is the chief strategist, Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and has been a portfolio manager with the Manager since 1999. He was Vice President of the Manager from April 2001 to June 2007. He is the lead portfolio manager for the Oppenheimer Rochester North Carolina Municipal Fund and Oppenheimer Rochester Virginia Municipal Fund. He is team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer Funds.

Mr. Cottier has been a Vice President of the Manager since 2002. He is the lead portfolio manager for the Oppenheimer Rochester Ohio Municipal Fund and Oppenheimer Rochester Arizona Municipal Fund. He is a Senior Portfolio Manager, an officer and trader for the Fund and other Oppenheimer funds.

Mr. Willis has been a Portfolio Manager since 2003 and an Assistant Vice President of the Manager since July 2005. He is the lead portfolio manager for the Oppenheimer Rochester Maryland Municipal Fund and Oppenheimer Rochester Michigan Municipal Fund. He is a Senior Portfolio Manager, an officer and trader for the Fund and other Oppenheimer funds.

Mr. DeMitry was a research analyst of the Manager from June 2003 to September 2006 and a credit analyst of the Manager from July 2001 to May 2003. He is an Associate Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

Mr. Franz has been a research analyst of the Manager since June 2003. He is an Associate Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

Mr. Camarella was a research analyst of the Manager from February 2006 to April 2008. Mr. Camarella was a credit analyst of the Manager from June 2003 to January 2006. He is an Associate Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within 6 years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charge Waivers" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.
  The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares. The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer-term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability for an investor of a particular share class.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or allocated to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.80%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. You may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent." Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of shares you or your spouse currently own or purchases you are currently making to the value of your Class A share purchase. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor. Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts (including IRAs, 403(b) plans and advisor sold Section 529 plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K Plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase. You must notify the Distributor or your financial intermediary of any qualifying 529 plan holdings. To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your financial intermediary with a copy of all account statements showing current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans, as described above. To determine which Class A sales charge rate you qualify for on your current purchase, the Distributor or financial intermediary through which you are buying shares will calculate the value of your eligible shares based on the current offering price.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan holdings.

Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund's Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

Letters of Intent submitted prior to October 22, 2007 will be subject to the contingent deferred sales charge that was in effect at the time the Letter of Intent was submitted and the Distributor will pay the concession that was applicable to those shares at that time. Unless otherwise agreed to by the Distributor, the terms of any Letter of Intent submitted prior to October 22, 2007 will continue until its completion.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund's assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund's net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Sales Charge Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Sales Charge Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website www.oppenheimerfunds.com (follow the hyperlink "Sales Charge Waivers," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

How to Buy Shares. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day to day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can find a list of the Oppenheimer funds that are currently available for exchanges in the Statement of Additional Information or you can obtain a list by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect the its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial adviser or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charges" and "Sales Charge Arrangements and Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity, however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 30 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of the any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests. The following are some of the situations that require a signature guarantee:

  You wish to redeem more than $100,000 and receive a check;
  You are requesting a redemption check that is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement.
  You are requesting a redemption check to be sent to an address that is not the address of record on your account statement;
  You wish to transfer shares to a Fund account with a different name or owner; or
  Shares are being redeemed by someone other than the account owner (such as an Executor).

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary. Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B and Class C. Altogehter, these fees increase the Class B and Class C annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial adviser, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund's exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading "I Want To," click on the link "Access the Tax Center" and under the drop down menu for "Tax Preparation Information," click the link "Municipal Income/Tax Preference Percentage Tables." You'll find a link to the Oppenheimer Municipal Fund AMT Tax Percentages at the end of that page. This amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For the Fund's taxable year beginning December 1, 2007, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder will be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Arizona Tax Considerations. Interest on obligations of the State of Arizona, its political subdivisions and instrumentalities and income derived from direct obligations of the U.S. government or its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) are exempt from Arizona personal income tax. The Arizona Department of Revenue has ruled that dividends paid by a regulated investment company, such as the Fund, are exempt from Arizona state income tax to the extent such dividends are derived by the Fund from interest on such exempt obligations. For purposes of Arizona income taxation, distributions from the Fund that are derived from interest on other types of obligations (i.e., obligations the interest on which is not exempt from Arizona state income tax) will be taxable as ordinary income, whether paid in cash or reinvested in additional shares. Obligations the interest on which is not exempt from Arizona state income tax include indirect U.S. government obligations (e.g., Ginnie Maes and Fannie Maes) and obligations of other states and their political subdivisions. Distributions of net capital gains (both short- and long-term net capital gains) are not exempt from Arizona income taxation and are taxed at ordinary income tax rates. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for Arizona personal income tax purposes.

Maryland Tax Considerations. The portion of the Oppenheimer Rochester Maryland Municipal Fund's exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands, Guam or American Samoa or their authorities ("Maryland Municipal Bonds") and dividends attributable to (i) gains from the disposition of Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or (ii) interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Oppenheimer Rochester Maryland Municipal Fund's distributions that constitutes exempt-interest dividends exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Internal Revenue Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any dividends from the Oppenheimer Rochester Maryland Municipal Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Oppenheimer Rochester Maryland Municipal Fund will not be subject to the Maryland personal property tax.

Massachusetts Tax Considerations. For Massachusetts resident individual shareholders, exempt-interest dividends from the Massachusetts Fund generally will be exempt from Massachusetts personal income tax to the extent that such dividends are directly attributable to interest received by the Fund from obligations issued by the Commonwealth of Massachusetts, any political subdivision thereof or any Massachusetts agency or instrumentality. If, however, any portion of exempt-interest dividends from the Fund is attributable to income received by the Fund from non-Massachusetts municipal securities, such income will be subject to the Massachusetts personal income tax. While capital gain dividends from the Fund generally will be taxable to Massachusetts resident individual shareholders, a portion of such dividends may also be exempt if derived by the Fund from certain types of Massachusetts obligations. Ordinary dividends (if any) from the Fund generally will be taxable to Massachusetts resident individual shareholders at ordinary Massachusetts personal income tax rates, but any portion that is attributable to interest received by the Fund on U.S. government securities will be exempt from Massachusetts personal income tax. Companies that are subject to the Massachusetts corporate excise tax generally will need to include all distributions (including exempt-interest dividends) from the Fund in calculating the income measure of the Massachusetts corporate excise tax. The Fund will provide a written notice to shareholders each taxable year indicating the portion of dividends received by Massachusetts resident individual shareholders that is exempt from the Massachusetts personal income tax.

Michigan Tax Considerations. Under existing Michigan law, Michigan shareholders who are subject to the Michigan personal income tax will not be subject to the Michigan income tax on exempt-interest dividends to the extent such dividends are attributable to interest on tax-exempt obligations issued by or on behalf of the State of Michigan, and its subdivisions, agencies, instrumentalities or authorities ("Michigan Obligations"). To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan Obligations, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax. The intangibles tax was totally repealed effective January 1, 1998. The income tax rate began a gradual reduction of one-tenth of one percent per year in year 2000, from 4.2 percent down to a 3.9 percent rate through September 30, 2007. Effective October 1, 2007, the personal income tax rate was increased to 4.35 percent. Beginning October 1, 2011, the tax rate is scheduled to decrease by 0.1 percent per year, and then, effective October 1, 2015, the tax rate is to be reduced to 3.9 percent. The single business tax was repealed for tax years beginning after December 31, 2007. On July 12, 2007, the Governor signed legislation creating the Michigan Business Tax ("MBT"), which became effective on January 1, 2008. The MBT, in general, has two weighted components: one at 0.8 percent times adjusted gross receipts and the second at 4.95 percent times net profits. There are two additional components for insurance companies and financial institutions. The MBT also has a surcharge of 21.99 percent of a taxpayer's liability before any credits. This surcharge is scheduled to expire January, 2017. The MBT has provisions that may exclude exempt-interest dividends to the extent attributable to interest on Michigan Obligations and on obligations of the United States. Shareholders should consult with their tax adviser with respect to the tax treatment under Michigan law of gains or losses on dispositions of Michigan Obligations by the Fund, or dispositions of shares of the Fund by the holders thereof, and with respect to the effect that holding shares of the Fund or receiving interest or dividends from the Fund may have on liabilities under the MBT and under Michigan taxes other than state and local income taxes.

Minnesota Tax Considerations. Exempt-interest dividends paid by the Fund and derived from interest income on tax-exempt obligations of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Obligations") will be exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts, but only if the portion of all exempt-interest dividends paid by the Fund from Minnesota Obligations represent 95% or more of the exempt-interest dividends paid by the Fund in a taxable year. Exempt-interest dividends, if any, derived from interest on obligations issued by U.S. possessions will also be exempt from the regular Minnesota personal income tax though they are not counted as Minnesota Obligations and if over 5% of the exempt-interest dividend would cause the Minnesota component to be included as income. Other dividends paid by the Fund, including other exempt-interest dividends paid from sources other than Minnesota Obligations, and distributions derived from net short-term and long-term capital gains, are not exempt from the regular Minnesota personal income tax imposed on individuals, estates, and trusts, unless another exemption (such as for interest on obligations of the United States) applies.

Minnesota imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on the taxpayer's federal alternative minimum taxable income. To the extent that exempt-interest dividends are included in federal alternative minimum taxable income, they will also be included in Minnesota alternative minimum taxable income.

All Fund distributions, including exempt-interest dividends derived from Minnesota Obligations, will be includable in taxable income for purposes of determining the Minnesota franchise tax imposed on corporations.

North Carolina Tax Considerations. Unless the act authoriziing the issuance of the obligation expressly states otherwise, exempt interest dividends earned by residents of North Carolina should not be subject to federal, North Carolina state or North Carolina local taxes to the extent that such exempt interest dividends represent interest from bonds issued by North Carolina, its political subdivisions, or commissions, authorities, or other agencies of North Carolina or its political subdivisions or on income derived from direct obligations of the U.S. government or its possessions. The portion of the Fund's dividends that are attributable to income earned on other obligations (non-North Carolina municipal securities) will normally be subject to personal income taxes imposed by the State of North Carolina and its political subdivisions.

Ohio Tax Considerations. Interest and gains on obligations issued by or on behalf of the State of Ohio, its political subdivisions and agencies or instrumentalities thereof ("Ohio Obligations"), and income derived from direct obligations of the U.S. government or its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands), are exempt from Ohio state and local personal income taxation. For Ohio state and local tax purposes, dividends paid by the Fund will generally be exempt to the extent they are attributable to Ohio Obligations, if at all times at least fifty percent (50%) of the value of the Fund's total assets consists of Ohio Obligations or similar obligations of other states or their political subdivisions. Unless otherwise exempt under federal law, the portion of the Fund's dividends that are attributable to income earned on other obligations (i.e., non-Ohio municipal securities) will normally be subject to personal income taxes imposed by the State of Ohio and certain of its political subdivisions.

Virginia Tax Considerations. Interest and gains on obligations of the Commonwealth of Virginia, its political subdivisions and instrumentalities and income derived from direct obligations of the U.S. government or its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) are exempt from Virginia personal income tax. Under the Virginia Administrative Code, distributions from a regulated investment company, such as the Fund, also will be exempt from Virginia personal income tax to the extent attributable to interest received by the Fund from such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (e.g., Ginnie Maes and Fannie Maes) or to income earned on obligations of other states and their political subdivisions. To the extent such investments are made by the Fund, such distributions generally will be subject to Virginia personal income tax. Distributions of net short-term and net long-term capital gains earned by the Fund from taxable obligations are included in Virginia taxable income and are currently taxed at ordinary income tax rates.

Exempt-interest dividends attributable to income from a state's municipal securities will generally be subject to state and local personal income taxes applicable to residents of other states.

Every year your Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is regularly considered by the United States Congress from time to time, and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by a State's legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state's municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Qualification as a Registered Investment Company. The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Financial Highlights Tables

Oppenheimer Rochester Arizona Municipal Fund
Class A Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$14.30	$13.80
Income (loss) from investment operations:
Net investment income[2]	.82	.37
Net realized and unrealized gain (loss)	(2.23)	.39
Total from investment operations	(1.41)	.76
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.26)
Net asset value, end of period	$12.23	$14.30

Total Return, at Net Asset Value[3]	(10.15)%	5.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,388	$10,308
Average net assets (in thousands)	$22,842	$ 6,676
Ratios to average net assets:[4]
Net investment income	6.15%	5.52%
Expenses excluding interest and fees on short-term floating rate notes issued	2.04%	2.88%
Interest and fees on short-term floating rate notes issued[5]	0.59%	0.14%
Total expenses	2.63%	3.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.39%	0.94%
Portfolio turnover rate	53%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class B Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$14.29	$13.80
Income (loss) from investment operations:
Net investment income[2]	.72	.31
Net realized and unrealized gain (loss)	(2.23)	.39
Total from investment operations	(1.51)	.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.21)
Net asset value, end of period	$12.22	$14.29

Total Return, at Net Asset Value[3]	(10.84)%	5.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$164	$80
Average net assets (in thousands)	$138	$44
Ratios to average net assets:[4]
Net investment income	5.34%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued	4.28%	11.63%
Interest and fees on short-term floating rate notes issued[5]	0.59%	0.14%
Total expenses	4.87%	11.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.14%	1.69%
Portfolio turnover rate	53%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class C Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$14.29	$13.80
Income (loss) from investment operations:
Net investment income[2]	.72	.29
Net realized and unrealized gain (loss)	(2.23)	.41
Total from investment operations	(1.51)	.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.21)
Net asset value, end of period	$12.22	$14.29

Total Return, at Net Asset Value[3]	(10.84)%	5.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,811	$1,284
Average net assets (in thousands)	$2,997	$ 411
Ratios to average net assets:[4]
Net investment income	5.38%	4.39%
Expenses excluding interest and fees on short-term floating rate notes issued	3.00%	4.48%
Interest and fees on short-term floating rate notes issued[5]	0.59%	0.14%
Total expenses	3.59%	4.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.14%	1.69%
Portfolio turnover rate	53%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Oppenheimer Rochester Maryland Municipal Fund
Class A Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.97	$12.70
Income (loss) from investment operations:
Net investment income[2]	.67	.33
Net realized and unrealized gain (loss)	(2.21)	.18
Total from investment operations	(1.54)	.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.24)
Net asset value, end of period	$10.82	$12.97

Total Return, at Net Asset Value[3]	(12.23)%	4.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,232	$11,322
Average net assets (in thousands)	$22,982	$ 8,826
Ratios to average net assets:[4]
Net investment income	5.67%	5.40%
Expenses excluding interest and fees on short-term floating rate notes issued	1.87%	2.90%
Interest and fees on short-term floating rate notes issued[5]	0.63%	0.15%
Total expenses	2.50%	3.05%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses [7]	1.43%	0.95%
Portfolio turnover rate	28%	1%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class B Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.96	$12.70
Income (loss) from investment operations:
Net investment income[2]	.59	.27
Net realized and unrealized gain (loss)	(2.22)	.18
Total from investment operations	(1.63)	.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.19)
Net asset value, end of period	$10.81	$12.96

Total Return, at Net Asset Value[3]	(12.90)%	3.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$931	$380
Average net assets (in thousands)	$644	$173
Ratios to average net assets:[4]
Net investment income	4.94%	4.46%
Expenses excluding interest and fees on short-term floating rate notes issued	3.06%	5.87%
Interest and fees on short-term floating rate notes issued[5]	0.63%	0.15%
Total expenses	3.69%	6.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses [7]	2.18%	1.70%
Portfolio turnover rate	28%	1%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class C Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$12.95	$12.70
Income (loss) from investment operations:
Net investment income[2]	.58	.27
Net realized and unrealized gain (loss)	(2.21)	.17
Total from investment operations	(1.63)	.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.19)
Net asset value, end of period	$10.80	$12.95

Total Return, at Net Asset Value[3]	(12.93)%	3.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,911	$1,894
Average net assets (in thousands)	$ 7,602	$ 671
Ratios to average net assets:[4]
Net investment income	4.87%	4.41%
Expenses excluding interest and fees on short-term floating rate notes issued	2.68%	4.29%
Interest and fees on short-term floating rate notes issued[5]	0.63%	0.15%
Total expenses	3.31%	4.44%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses [7]	2.18%	1.70%
Portfolio turnover rate	28%	1%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Oppenheimer Rochester Massachusetts Municipal Fund
Class A Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$14.34	$13.70
Income (loss) from investment operations:
Net investment income[2]	.77	.57
Net realized and unrealized gain (loss)	(2.48)	.48
Total from investment operations	(1.71)	1.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.41)
Net asset value, end of period	$11.97	$14.34

Total Return, at Net Asset Value[3]	(12.27)%	7.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,809	$16,475
Average net assets (in thousands)	$26,956	$10,143
Ratios to average net assets:[4]
Net investment income	5.84%	5.67%
Expenses excluding interest and fees on short-term floating rate notes issued	2.23%	3.05%
Interest and fees on short-term floating rate notes issued[5]	0.72%	0.16%
Total expenses	2.95%	3.21%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.52%	0.96%
Portfolio turnover rate	62%	1%

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class B Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$14.34	$13.70
Income (loss) from investment operations:
Net investment income[2]	.68	.47
Net realized and unrealized gain (loss)	(2.49)	.50
Total from investment operations	(1.81)	.97
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.33)
Net asset value, end of period	$11.97	$14.34

Total Return, at Net Asset Value[3]	(12.92)%	7.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,042	$632
Average net assets (in thousands)	$ 915	$195
Ratios to average net assets:[4]
Net investment income	5.10%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued	3.25%	4.92%
Interest and fees on short-term floating rate notes issued[5]	0.72%	0.16%
Total expenses	3.97%	5.08%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.27%	1.71%
Portfolio turnover rate	62%	1%

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class C Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$14.33	$13.70
Income (loss) from investment operations:
Net investment income[2]	.67	.46
Net realized and unrealized gain (loss)	(2.49)	.50
Total from investment operations	(1.82)	.96
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.33)
Net asset value, end of period	$11.95	$14.33

Total Return, at Net Asset Value[3]	(13.01)%	7.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,735	$2,695
Average net assets (in thousands)	$4,666	$ 748
Ratios to average net assets:[4]
Net investment income	5.04%	4.59%
Expenses excluding interest and fees on short-term floating rate notes issued	3.12%	4.24%
Interest and fees on short-term floating rate notes issued[5]	0.72%	0.16%
Total expenses	3.84%	4.40%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.27%	1.71%
Portfolio turnover rate	62%	1%

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Oppenheimer Rochester Michigan Municipal Fund
Class A Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$14.43	$13.60
Income (loss) from investment operations:
Net investment income[2]	.83	.65
Net realized and unrealized gain (loss)	(2.39)	.64
Total from investment operations	(1.56)	1.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.67)	(.46)
Net asset value, end of period	$12.20	$14.43

Total Return, at Net Asset Value[3]	(11.14)%	9.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,660	$17,170
Average net assets (in thousands)	$33,865	$11,550
Ratios to average net assets:[4]
Net investment income	6.12%	5.82%
Expenses excluding interest and fees on short-term floating rate notes issued	1.99%	2.63%
Interest and fees on short-term floating rate notes issued[5]	0.68%	0.34%
Total expenses	2.67%	2.97%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.48%	1.14%
Portfolio turnover rate	104%	4%

1. For the period from June 21, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class B Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$14.43	$13.60
Income (loss) from investment operations:
Net investment income[2]	.72	.51
Net realized and unrealized gain (loss)	(2.38)	.69
Total from investment operations	(1.66)	1.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.37)
Net asset value, end of period	$12.20	$14.43

Total Return, at Net Asset Value[3]	(11.82)%	9.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$918	$506
Average net assets (in thousands)	$801	$196
Ratios to average net assets:[4]
Net investment income	5.34%	4.55%
Expenses excluding interest and fees on short-term floating rate notes issued	3.26%	4.43%
Interest and fees on short-term floating rate notes issued[5]	0.68%	0.34%
Total expenses	3.94%	4.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.23%	1.89%
Portfolio turnover rate	104%	4%

1. For the period from June 21, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class C Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$14.42	$13.60
Income (loss) from investment operations:
Net investment income[2]	.72	.52
Net realized and unrealized gain (loss)	(2.38)	.67
Total from investment operations	(1.66)	1.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.37)
Net asset value, end of period	$12.19	$14.42

Total Return, at Net Asset Value[3]	(11.83)%	8.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,936	$2,309
Average net assets (in thousands)	$5,750	$ 845
Ratios to average net assets:[4]
Net investment income	5.33%	4.63%
Expenses excluding interest and fees on short-term floating rate notes issued	3.03%	3.76%
Interest and fees on short-term floating rate notes issued[5]	0.68%	0.34%
Total expenses	3.71%	4.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.23%	1.89%
Portfolio turnover rate	104%	4%

1. For the period from June 21, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Oppenheimer Rochester Minnesota Municipal Fund
Class A Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$13.79	$13.60
Income (loss) from investment operations:
Net investment income[2]	.74	.30
Net realized and unrealized gain (loss)	(1.53)	.09
Total from investment operations	(.79)	.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.20)
Net asset value, end of period	$12.38	$13.79

Total Return, at Net Asset Value[3]	(5.89)%	2.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,915	$7,832
Average net assets (in thousands)	$15,737	$6,330
Ratios to average net assets:[4]
Net investment income	5.70%	5.53%
Total expenses	2.21%	3.44%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%
Portfolio turnover rate	33%	0%

1. For the period from November 7, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.

Class B Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$13.78	$13.60
Income (loss) from investment operations:
Net investment income[2]	.64	.26
Net realized and unrealized gain (loss)	(1.53)	.08
Total from investment operations	(.89)	.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.16)
Net asset value, end of period	$12.37	$13.78

Total Return, at Net Asset Value[3]	(6.60)%	2.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$547	$215
Average net assets (in thousands)	$373	$ 95
Ratios to average net assets:[4]
Net investment income	4.95%	4.75%
Total expenses	3.32%	8.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%
Portfolio turnover rate	33%	0%

1. For the period from November 7, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.

Class C Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$13.78	$13.60
Income (loss) from investment operations:
Net investment income[2]	.63	.26
Net realized and unrealized gain (loss)	(1.53)	.08
Total from investment operations	(.90)	.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.51)	(.16)
Net asset value, end of period	$12.37	$13.78

Total Return, at Net Asset Value[3]	(6.64)%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,256	$164
Average net assets (in thousands)	$1,119	$ 77
Ratios to average net assets:[4]
Net investment income	4.87%	4.75%
Total expenses	3.18%	9.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%
Portfolio turnover rate	33%	0%

1. For the period from November 7, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.

Oppenheimer Rochester North Carolina Municipal Fund
Class A Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$14.64	$14.40
Income (loss) from investment operations:
Net investment income[2]	.70	.31
Net realized and unrealized gain (loss)	(2.36)	.19
Total from investment operations	(1.66)	.50
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.26)
Net asset value, end of period	$12.34	$14.64

Total Return, at Net Asset Value[3]	(11.70)%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,726	$10,883
Average net assets (in thousands)	$33,933	$ 7,927
Ratios to average net assets:[4]
Net investment income	5.12%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued	1.64%	2.09%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.15%
Total expenses	2.12%	2.24%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.28%	0.95%
Portfolio turnover rate	58%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class B Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$14.64	$14.40
Income (loss) from investment operations:
Net investment income[2]	.59	.25
Net realized and unrealized gain (loss)	(2.37)	.20
Total from investment operations	(1.78)	.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.21)
Net asset value, end of period	$12.33	$14.64

Total Return, at Net Asset Value[3]	(12.43)%	3.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$733	$62
Average net assets (in thousands)	$354	$47
Ratios to average net assets:[4]
Net investment income	4.40%	3.59%
Expenses excluding interest and fees on short-term floating rate notes issued	2.69%	10.13%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.15%
Total expenses	3.17%	10.28%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.03%	1.70%
Portfolio turnover rate	58%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class C Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$14.63	$14.40
Income (loss) from investment operations:
Net investment income[2]	.60	.25
Net realized and unrealized gain (loss)	(2.37)	.19
Total from investment operations	(1.77)	.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.21)
Net asset value, end of period	$12.33	$14.63

Total Return, at Net Asset Value[3]	(12.37)%	3.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,311	$5,224
Average net assets (in thousands)	$7,422	$2,670
Ratios to average net assets:[4]
Net investment income	4.39%	3.56%
Expenses excluding interest and fees on short-term floating rate notes issued	2.69%	2.95%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.15%
Total expenses	3.17%	3.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.03%	1.70%
Portfolio turnover rate	58%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Oppenheimer Rochester Ohio Municipal Fund
Class A Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$13.58	$12.80
Income (loss) from investment operations:
Net investment income[2]	.68	.61
Net realized and unrealized gain (loss)	(2.21)	.61
Total from investment operations	(1.53)	1.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.44)
Net asset value, end of period	$11.41	$13.58

Total Return, at Net Asset Value[3]	(11.67)%	9.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,326	$22,292
Average net assets (in thousands)	$39,710	$12,528
Ratios to average net assets:[4]
Net investment income	5.34%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued	1.69%	2.49%
Interest and fees on short-term floating rate notes issued[5]	0.73%	0.17%
Total expenses	2.42%	2.66%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.53%	0.97%
Portfolio turnover rate	93%	2%

1. For the period from June 21, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class B Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$13.58	$12.80
Income (loss) from investment operations:
Net investment income[2]	.59	.52
Net realized and unrealized gain (loss)	(2.23)	.62
Total from investment operations	(1.64)	1.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.36)
Net asset value, end of period	$11.40	$13.58

Total Return, at Net Asset Value[3]	(12.41)%	9.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,316	$935
Average net assets (in thousands)	$1,872	$419
Ratios to average net assets:[4]
Net investment income	4.67%	4.96%
Expenses excluding interest and fees on short-term floating rate notes issued	2.63%	3.95%
Interest and fees on short-term floating rate notes issued[5]	0.73%	0.17%
Total expenses	3.36%	4.12%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.28%	1.72%
Portfolio turnover rate	93%	2%

1. For the period from June 21, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class C Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$13.57	$12.80
Income (loss) from investment operations:
Net investment income[2]	.59	.46
Net realized and unrealized gain (loss)	(2.23)	.67
Total from investment operations	(1.64)	1.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.36)
Net asset value, end of period	$11.39	$13.57

Total Return, at Net Asset Value[3]	(12.43)%	9.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,038	$3,895
Average net assets (in thousands)	$11,872	$ 784
Ratios to average net assets:[4]
Net investment income	4.64%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued	2.54%	3.45%
Interest and fees on short-term floating rate notes issued[5]	0.73%	0.17%
Total expenses	3.27%	3.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.28%	1.72%
Portfolio turnover rate	93%	2%

1. For the period from June 21, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Oppenheimer Rochester Virginia Municipal Fund
Class A Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$13.21	$12.60
Income (loss) from investment operations:
Net investment income[2]	.78	.54
Net realized and unrealized gain (loss)	(3.20)	.44
Total from investment operations	(2.42)	.98
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.37)
Net asset value, end of period	$10.20	$13.21

Total Return, at Net Asset Value[3]	(18.85)%	7.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,946	$11,023
Average net assets (in thousands)	$17,701	$ 7,721
Ratios to average net assets:[4]
Net investment income	6.54%	5.89%
Expenses excluding interest and fees on short-term floating rate notes issued	2.73%	3.11%
Interest and fees on short-term floating rate notes issued[5]	0.89%	0.32%
Total expenses	3.62%	3.43%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.69%	1.12%
Portfolio turnover rate	50%	2%

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class B Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$13.20	$12.60
Income (loss) from investment operations:
Net investment income[2]	.68	.43
Net realized and unrealized gain (loss)	(3.19)	.47
Total from investment operations	(2.51)	.90
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.30)
Net asset value, end of period	$10.19	$13.20

Total Return, at Net Asset Value[3]	(19.48)%	7.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$446	$150
Average net assets (in thousands)	$373	$ 40
Ratios to average net assets:[4]
Net investment income	5.81%	4.66%
Expenses excluding interest and fees on short-term floating rate notes issued	3.84%	8.07%
Interest and fees on short-term floating rate notes issued[5]	0.89%	0.32%
Total expenses	4.73%	8.39%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.44%	1.87%
Portfolio turnover rate	50%	2%

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

Class C Year Ended March 31,	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$13.19	$12.60
Income (loss) from investment operations:
Net investment income[2]	.68	.43
Net realized and unrealized gain (loss)	(3.19)	.44
Total from investment operations	(2.51)	.87
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.28)
Net asset value, end of period	$10.18	$13.19

Total Return, at Net Asset Value[3]	(19.50)%	6.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,990	$1,263
Average net assets (in thousands)	$3,147	$ 400
Ratios to average net assets:[4]
Net investment income	5.84%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued	3.51%	4.38%
Interest and fees on short-term floating rate notes issued[5]	0.89%	0.32%
Total expenses	4.40%	4.70%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.44%	1.87%
Portfolio turnover rate	50%	2%

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
6. Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.
7. Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use one of the following addresses for courier or express mail:
	Prior to October 10, 2008: OppenheimerFunds Services 10200 East Girard Avenue Building D Denver, Colorado 80231	On or after October 10, 2008: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Funds' SEC File Nos.:	811-21877
811-21878
811-21879
811-21880
811-21881
811-21882
811-21883
811-21884

PR0000.006.0708
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6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

Statement of Additional Information dated July 29, 2008

This Statement of Additional Information (“SAI”) is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated July 29, 2008. It should be read together with the Prospectus, which may be obtained by writing to the Fund’s transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 (the “Transfer Agent”), by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com. Any reference to the term “Fund” or “Funds” throughout this SAI refers to each fund named above, unless otherwise indicated.

The portions of this SAI that do not relate to a particular Fund do not form a part of that Fund’s SAI, have not been incorporated by reference into that Fund’s Prospectus, and should not be relied upon by investors of that Fund.

Contents	Page
About the Fund
Additional Information About the Fund’s Investment Policies and Risks
The Fund’s Investment Policies
Other Investment Techniques and Strategies
Investment Restrictions
Disclosure of Portfolio Holdings
How the Fund is Managed
Organization and History
Board of Trustees and Oversight Committees
Trustees and Officers of the Fund
The Manager
Brokerage Policies of the Fund
Distribution and Service Plans
Payments to Fund Intermediaries
Performance of the Fund

About Your Account
How To Buy Shares
How To Sell Shares
How to Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund

Financial Information About the Fund
Report of Independent Registered Public Accounting Firm
Financial Statements

Appendix A: Municipal Bond Ratings Definitions	A-1
Appendix B: Special Considerations Relating to State Municipal Obligations	B-1
Appendix C: OppenheimerFunds Special Sales Charge Arrangements and Waivers	C-1

ABOUTTHE FUND

Additional Information About the Fund’s Investment Policies and Risks

The investment objective, principal investment policies and main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and the types of securities that the Fund’s investment manager, OppenheimerFunds, Inc. (the “Manager”) may select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described in this SAI at all times in seeking its objective. The Fund may use some of the investment techniques and strategies at some times or not at all. However, the value of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under “What Does the Fund Mainly Invest In?” and “About the Fund’s Investments”. Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and the Fund’s state individual income tax, which may include securities of issuers located outside of the Fund’s state such as U.S. territories, commonwealths and possessions. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

■Municipal Bonds. The Fund has classified long-term municipal securities having a maturity (when the security is issued) of more than one year as “municipal bonds.” The principal classifications of long-term municipal bonds are “general obligation” and “revenue” bonds (including “private activity” bonds). They may have fixed, variable or floating rates of interest or may be “zero-coupon” bonds, as described below.

Some bonds may be “callable,” allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

❑ General Obligation Bonds. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.< /font>

❑ Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the tobacco master settlement agreement (as described in the section titled “Tobacco Related Bonds”). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

❑ Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized, under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the rules governing tax-exemption for interest on certain types of municipal securities known as “private activity bonds” (or, “industrial development bonds” as they were referred to under pre-1986 law), the proceeds of which are used to finance various non-governmental privately owned and/or operated facilities. Under the

Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if the financed activities fall into one of seven categories of “qualified private activity bonds,” consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a “substantial user” of the facilities financed by the bond, or a “related person” of such a substantial user. A “substantial user” is a non-exempt person who regularly uses part of a facility in a trade or business.

Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility’s user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund’s portfolio could be affected by these limitations if they reduce the availability of such bonds.

Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

■ Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Funds can invest in are described below.

❑ Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

❑ Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

❑ Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

❑ Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

❑ Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

❑ Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a “dutch” auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction “clears”, meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors w ho bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

■ Municipal Lease Obligations. The Fund’s investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

Some municipal lease securities may be deemed to be “illiquid” securities. Their purchase by the Fund would be limited as described below in “Illiquid Securities.” From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

Those guidelines require the Manager to evaluate, among other things:

❑	the frequency of trades and price quotations for such securities;
❑	the number of dealers or other potential buyers willing to purchase or sell such securities;
❑	the availability of market-makers; and
❑	the nature of the trades for such securities.

While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

In addition to the risk of “non-appropriation,” municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds:  (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state’s interest in the Master Settlement Agreement (“MSA”) described below, and (ii) tobacco bonds subject to a state’s appropriation pledge, for which payments may come from both the MSA revenue and the applicable state’s appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 92%. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund’s net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge (“STA Tobacco Bonds”). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, “subject to appropriation bonds” (also referred to as “appropriation debt”) are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) the issuer’s general funds. Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be “municipal securities” for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the “MSA-related legislation”). One or more of the lawsuits, allege, among other things, that the MSA and/or the states’ MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states’ MSA-related legislation have not been ultimately successful, although three such challenges have survived initial appellate review of motions to dismiss. Two of these three challenges (referred to herein as Grand River and Freedom Holdings) are pending in the U.S. District Court for the Southern District of New York and have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states’ MSA-related legislation. In these two cases, certain decisions by the U.S. Court of Appeals for the Second Circuit have created heightened uncertainty as a result of that court’s interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states’ MSA-related legislation. That Court’s interpretation appears to conflict with interpretations by other courts which have rejected challenges to the MSA and the states’ MSA-related legislation. Prior decisions rejecting such challenges have concluded that the MSA and the MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and are protected from antitrust challenges based on established antitrust immunity doctrines. Such a conflict may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states’ related

MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states’ MSA-related legislation.

Grand River and Freedom Holdings. Both cases are pending in the U.S. District Court for the Southern District of New York and seek to enjoin the enforcement of states’ MSA-related legislation. The Grand River case is pending against the attorneys general of 31 states. The plaintiffs seek to enjoin the enforcement of the states’ MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand River was remanded and remains pending in the Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims.

The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case. On February 10, 2006, plaintiffs filed an amended complaint seeking (1) a declaratory judgment that the operation of the MSA and New York’s MSA-related legislation implements an illegal per se output cartel in violation of the federal antitrust laws and is preempted thereby, (2) a declaratory judgment that New York’s MSA-related legislation, together with the similar legislation of other states, regulates interstate commerce in violation of the Commerce Clause of the U.S. Constitution and (3) an injunction permanently enjoining the enforcement of New York’s MSA-related legislation.

To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss. A final decision in these cases by the District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court. A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states’ MSA-related legislation, could potentially lead to invalidation of the MSA and states’ MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund’s outstanding investment.

A third case challenging the MSA (Xcaliber v. Ieyoub) in federal court in Louisiana (Fifth Circuit) also has survived appellate review of motions to dismiss. Certain non-participating manufacturers are alleging, among other things, that certain provisions of Louisiana’s MSA-related legislation violate various provisions of the U.S. Constitution and the Louisiana constitution. On March 1, 2006, the U.S. Court of Appeals for the Fifth Circuit vacated the district court’s dismissal of the plaintiffs’ complaint and remanded the case for reconsideration. In addition to the three cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states’ MSA-related legislation in California, Louisiana, Oklahoma, Kansas, Kentucky, Tennessee and Arkansas. The issues raised in Freedom Holdings or Grand River are also raised in many of these other cases. The MSA and states’ MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states’ MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as “secondhand smoke.” Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer’s ability to make payments under the MSA.

■ Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody’s Investors Service, Inc. (Moody’s”), Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. (“S&P”), and Fitch, Inc. (“Fitch”) represent the respective rating agency’s opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

Below investment-grade securities (also referred to as “junk bonds”) may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund’s net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund’s policy of preservation of capital, the Fund limits its investments in lower quality securities.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody’s, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund’s investment policies.

The Fund may buy municipal securities that are “pre-refunded.” The issuer’s obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of Moody’s, S&P and Fitch for municipal securities is contained in Appendix A to this SAI. Because the Fund also purchases securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager’s rating does not constitute a guarantee of the quality of a particular issue.

Other U.S. Territories, Commonwealths and Possessions. The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer’s legal counsel when the security is issued) from federal income tax and the Fund’s state personal income tax.

Therefore, the Fund’s investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands or Guam. Additionally, the Fund’s investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions.

Special Considerations Relating to the Fund’s Municipal Obligations

A discussion of the special considerations relating to the Fund’s municipal obligations and other economic conditions is provided in Appendix B to this SAI.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. The Fund is not required to use all of these strategies at all times and at times may not use them.

■ Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank’s prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund’s limitations on investments in illiquid securities.

■ Inverse Floaters. The Fund invests in “inverse floaters” which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

Most of the inverse floaters the Fund buys are created when the Fund purchases a fixed-rate municipal security and subsequently transfers it to a trust created by a broker-dealer. The trust divides the fixed-rate security into two floating rate securities: (i) a short-term tax-free floating rate security paying interest at rates that usually reset daily or weekly, typically with the option to be tendered for par value on each reset date, and (ii) a residual interest (the “inverse floater”) that is a long-term tax-free floating rate security, sometimes also referred to as a “residual interest certificate.” The inverse floater pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The terms of the inverse floaters in which the Fund invests grant the Fund the right to require a tender of the short-term floating rate securities, upon payment of the principal amount due to the holders of the short-term floating rate notes issued by the trust and certain other fees. The Fund may then require the trust to exchange the underlying fixed-rate security for the short-term floating rate security and the inverse floater that the Fund owns.

The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate “cap” as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. “Embedded” caps can be used to hedge a portion of the Fund’s exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a “shortfall and forbearance” agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a “shortfall and forbearance” agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

Under applicable financial accounting standards, inverse floater transactions in which the Fund has transferred a municipal security it owned to a trust are considered a form of secured borrowing for financial reporting purposes. This accounting treatment does not apply to inverse floaters acquired by the Fund that were created by a third-party’s transfer of a municipal security to the issuing trust.

■ Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes (“PLNs”) which are variable rate municipal securities based on the London Interbank Offered Rate (“LIBOR”), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

■ When-Issued and Delayed Delivery-Transactions. The Fund can purchase securities on a “when-issued” basis, and may purchase or sell such securities on a “delayed-delivery” basis. “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

■ Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer’s credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a s pecified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund’s investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

■ Puts and Standby Commitments. The Fund may acquire “stand-by commitments” or “puts” with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager’s opinion, present minimal credit risks. The Fund’s ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund’s business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund’s books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

■ Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. They may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities. They must meet the credit re quirements set by the Manager from time to time. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements of seven days or less.

Repurchase agreements, considered “loans” under the Investment Company Act of 1940 (the “Investment Company Act”), are collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral’s value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

■ Borrowing for Leverage. The Fund has the ability to invest borrowed funds in portfolio securities. This speculative investment technique is known as “leverage.” Under the fundamental investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time. Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing. Notwithstanding the preceding sentence, the Fund may also borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund’s net asset value per share might fluctuate more than that of funds that do not borrow.

In addition, pursuant to an exemptive order issued by the SEC to Citicorp North America, Inc. (“Citicorp”), the Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the Fund. These loans may be secured by assets of the Fund, so long as the Fund’s policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. The Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, the Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

Illiquid Securities and Restricted Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager. This determination take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days. The Manager determines the liquidity of certain of the Fund’s investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions.

The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit a Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

■ Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund’s Board of Trustees. These loans are limited to not more than 25% of the value of the Fund’s total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder’s, administrative or other fees in connection with these loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

■ Other Derivative Investments. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Funds if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securitie s that are not derivative investments but have similar credit quality, redemption provisions and maturities.

■ Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Funds may:

❑	sell interest rate futures or municipal bond index futures,
❑	buy puts on such futures or securities, or
❑	write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund’s income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Funds may:

❑	buy interest rate futures or municipal bond index futures, or
❑	buy calls on such futures or on securities.

The Funds are not obligated to use hedging instruments, even though they are permitted to use them in the Manager’s discretion, as described below. The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s investment activities in the underlying cash market. The particular hedging instruments the Funds can use are described below. The Funds may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

■ Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called “interest rate futures”), and municipal bond indices (these are referred to as “municipal bond index futures”).

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A “municipal bond index” assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

■ Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

❑ Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund’s call writing is subject to a number of restrictions:

(1)	After the Fund writes a call, not more than 25% of the Fund’s total assets may be subject to calls.

(2)

Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.

(3)	Each call the Fund writes must be “covered” while it is outstanding. That means the Fund must own the investment on which the call was written.

(4)	The Fund may write calls on futures contracts whether or not it owns them.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund’s custodian bank, or a securities depository acting for the custodian bank, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund’s entering into a closing purchase transaction.

When the Fund writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is “in-the-money”). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The SEC is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Funds they are taxable as ordinary income.

The Funds may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future put the Fund in a “short” futures position.

❑ Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on

NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund’s put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that it owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

■ Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s returns. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund’s option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund’s securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund’s securities. It is possible, for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund’s portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then does not invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund might experience losses if it could not close out a position because of an illiquid market for a future or option.

■ Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund’s loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund’s interest rate swap transactions on an ongoing basis.

The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party’s damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as “aggregation.”

■ Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the “CFTC”) has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund’s investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund’s Prospectus or this SAI.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund’s adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

■ Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

❑	short-term municipal securities;
❑	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
❑	corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
❑	commercial paper rated “A-1” by S&P, or a comparable rating by another nationally recognized rating agency; and
❑	certificates of deposit of domestic banks with assets of $1 billion or more.

The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

■ Portfolio Turnover.A change in the securities held by the Fund from buying and selling investments is known as “portfolio turnover.” Short-term trading increases the rate of portfolio turnover and could increase the Fund’s transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.

The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund’s annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund’s portfolio turnover rates during the past five fiscal years.

■ Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, the Fund may determine or be required to accept equity or taxable debt securities from the issuer in exchange for all or a portion of the Fund’s holdings in the municipal security. Although the Manager will attempt to sell the equity security as soon as reasonably practicable in most cases, depending upon, among other things, the Manager’s valuation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the equity securities in a manner that maximizes their value to the Fund.

Other Investment Restrictions

■ What Are “Fundamental Policies?” Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of:

❑	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
❑	more than 50% of the outstanding shares.

The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The

Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.

■ Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Funds:

❑ The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

❑ The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

❑ The Fund cannot invest more than 25% of its total assets in any one industry but can invest more than 25% of its total assets in a group of industries. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to the Fund’s respective State’s municipal securities.

❑ The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

❑ The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

❑ The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Currently, under the Investment Company Act, and the Fund’s exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the Investment Company Act, a fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets. The Investment Company Act also requires each registered fund to adopt a fundamental policy regarding investments in real estate and/or commodities. The Fund does not have any restrictions on investments in real estate and/or commodities other than the information set forth in the investment restrictions above. Although each Fund is not expected to invest in real estate, to the extent consistent with each Fund’s investment objective and its policies, a Fund would be permitted to invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. Although unlikely, it is possible that a Fund could, as a result of an investment in debt securities of an issuer, come to hold an interest in real estate if the issuer defaulted on its debt obligations.

Non-Diversification of the Fund’s Investments. The Fund is “non-diversified” as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one “issuer.” That means that the Fund can invest more of its assets in the securities of a single issuer than a diversified fund.

Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares are subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a “regulated investment company” under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund’s total assets may be invested in the securities of a single issuer (other than Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly-traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if a private activity bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund’s policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation (“STA Bonds”). For purposes of the Fund’s industry concentration policies, STA Bonds are considered to be “municipal” bonds, as distinguished from “tobacco” bonds. As municipal bonds, STA Bonds are not within any industry and are not subject to the Fund’s industry concentration policies.

■ Do the Funds Have Any Other Restrictions That Are Not Fundamental? The Fund has the additional operating policies which are stated below, that are not “fundamental,” and which can be changed by the Board of Trustees without shareholder approval.

❑ The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor, and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•          Public Disclosure. The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in the semi-annual report to shareholders, the annual report to shareholders or in the Statements of Investments on Form N-Q, which are publicly available at the SEC.In addition, the top 20 holdings may be posted on the OppenheimerFunds website at www.oppenheimerfunds.com (select the Fund’s name under the “View Fund Information for:” menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders.. Other general information about the Fund’s portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund’s behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund’s non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and their subsidiaries pursuant to agreements approved by the Fund’s Board shall not be deemed to be “compensation” or “consideration” for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund’s complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund’s complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President or above) in the Manager’s Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•

The third-party recipient must sign the Manager’s portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund’s holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund’s complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund’s Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund’s Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund’s independent registered public accounting firm,

•	Members of the Fund’s Board and the Board’s legal counsel,

•	The Fund’s custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations, if securities are not priced by the Fund’s regular pricing services).

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund’s portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager’s investment process for the Fund. Any third party receiving such information must first sign the Manager’s portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager’s Securities Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services)

•	Dealers to obtain price quotations where the Fund is not identified as the owner

Portfolio holdings information (which may include information on the Fund’s entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•

Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority (“FINRA”), formerly known as the NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisors of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager’s policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund’s shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund’s portfolio. In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund’s then-current policy on approved methods for communicating confidential information, including but not limited to the Fund’s policy as to use of secure e-mail technology.

The Chief Compliance Officer (the “CCO”) of the Funds and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund’s Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund’s Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund’s portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities	Fixed Income Securities	Nomura Securities
ABN AMRO	Fortis Securities	Oppenheimer & Co.
AG Edwards	Fox-Pitt, Kelton	Oscar Gruss
Allen & Co	Friedman, Billing, Ramsey	OTA
American Technology Research	Gabelli	Pacific Crest Securities
Auerbach Grayson	Garp Research	Piper Jaffray Inc.
Avondale	Gartner	Portales Partners
Banc of America Securities	George K Baum & Co.	Punk Ziegel & Co
Barra	Goldman Sachs	Raymond James
BB&T	Howard Weil	RBC
Bear Stearns	HSBC	Reuters
Belle Haven	ISI Group	RiskMetrics/ISS
Bloomberg	ITG	Robert W. Baird
BMO Capital Markets	Janco	Roosevelt & Cross
BNP Paribas	Janney Montgomery	Russell
Brean Murray	Jefferies	Sandler O’Neil
Brown Brothers	JMP Securities	Sanford C. Bernstein
Buckingham Research Group	JNK Securities	Scotia Capital Markets

Canaccord Adams	Johnson Rice & Co	Sidoti
Caris & Co.	JP Morgan Securities	Simmons
CIBC World Markets	Kaufman Brothers	Sander Morris Harris
Citigroup Global Markets	Keefe, Bruyette & Woods	Societe Generale
CJS Securities	Keijser Securities	Soleil Securities Group
Cleveland Research	Kempen & Co. USA Inc.	Standard & Poors
Cogent	Kepler Equities/Julius Baer Sec	Stanford Group
Collins Stewart	KeyBanc Capital Markets	State Street Bank
Cowen & Company	Lazard Freres & Co	Stephens, Inc.
Craig-Hallum Capital Group LLC	Leerink Swan	Stifel Nicolaus
Credit Agricole Cheuvreux N.A. Inc.	Lehman Brothers	Stone & Youngberg
Credit Suisse	Loop Capital Markets	Strategas Research
Data Communique	Louise Yamada Tech Research	Sungard
Daiwa Securities	MainFirst Bank AG	Suntrust Robinson Humphrey
Davy	Makinson Cowell US Ltd	SWS Group
Deutsche Bank Securities	McAdmas Wright	Think Equity Partners
Dougherty Markets	Merrill Lynch	Thomas Weisel Partners
Dowling	Miller Tabak	Thomson Financial
Empirical Research	Mizuho Securities	UBS
Enskilda Securities	Moodys Research	Virtusa Corporation
Exane BNP Paribas	Morgan Stanley	Wachovia Securities
Factset	Natexis Bleichroeder	Wedbush
Fidelity Capital Markets	Ned Davis Research Group	Weeden
First Albany	Needham & Co	William Blair

How the Fund is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in March 2006.

■ Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently has three classes of shares: Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions,
•	pays certain expenses which may be different for the different classes,
•	will generally have a different net asset value,
•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
•	votes as a class on matters that affect that class alone.

Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■ Meetings of Shareholders. As Massachusetts business trusts, the Fund is not required to hold, and do not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.

The Trustees of the Fund will call a meeting of the shareholders of the Fund to vote on the removal of a Trustee upon the written request of the record holders of 10% of the Fund’s outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■ Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Funds) to be held personally liable as a “partner” under certain circumstances. However, the risk that the Fund shareholder will incur financial loss from bei ng held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of the Fund’s shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review fund performance, and review the actions of the Manager. The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee, and a Governance Committee. Each committee is comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”).

During the Fund’s fiscal year ended March 31, 2008, the Audit Committee held 4, meetings, the Regulatory & Oversight Committee held 4 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Russell S. Reynolds, Jr., Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee outlined in the Fund’s Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department: (iv) maintaining a separate line of communication between the Fund’s independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund’s independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Robert G. Galli, Phillip A. Griffiths, Joel W. Motley and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund’s contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee’s Charter.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Robert G. Galli, Mary F. Miller, Russell S. Reynolds, Jr. and Peter I. Wold. The Governance Committee reviews the Fund’s governance guidelines, the adequacy of the Fund’s Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund’s governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund’s proxy voting, among other duties set forth in the Governance Committee’s Charter.

The Governance Committee’s functions also include the selection and nomination of Trustees, including Independent Trustees for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund’s shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members, including Board members affiliated with the Fund’s Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of your respective Fund, c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.”

The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Funds. Except for Mr. Murphy, each of the Trustees is an Independent Trustee. As well as the Funds covered in this SAI each Trustee is also a trustee or director of the following Oppenheimer funds (referred to as “Board I Funds”):

Oppenheimer Absolute Return Fund	Oppenheimer Multi-State Municipal Trust
Oppenheimer AMT-Free Municipals	Oppenheimer Portfolio Series
Oppenheimer AMT-Free New York Municipals	Oppenheimer Real Estate Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Baring China Fund	Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Baring Japan Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Dividend Growth Fund	Oppenheimer Select Value Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Global Opportunities Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Global Value Fund	Oppenheimer Transition 2010 Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2025
Oppenheimer International Small Company Fund	Oppenheimer Transition 2030 Fund
Oppenheimer International Value Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Limited Term California Municipal Fund	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer U.S. Government Trust
Oppenheimer Money Market Fund, Inc.

In addition to being a Board Member of each of the Board I Funds, Messrs. Downes, Galli and Wruble are directors or trustees of ten other portfolios in the OppenheimerFunds complex.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Funds, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Funds and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

Messrs. Fielding, Loughran, Cottier, Willis, Murphy, Petersen, Szilagyi, Vandehey, Wixted and Zack, and Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of July 3, 2008, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members), owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Funds, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held by Trustee ; Number of Portfolios in Fund Complex Currently Overseen by Trustee	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2007
Brian F. Wruble, Chairman of the Board of Trustees since 2007, Trustee since 2006, Age: 65

General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

Independent Trustees
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held by Trustee ; Number of Portfolios in Fund Complex Currently Overseen by Trustee	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2007
David K. Downes Trustee since 2007 Age: 68

Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Matthew P. Fink, Trustee since 2006 Age: 67

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association)

		None	Over $100,000

Independent Trustees
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held by Trustee ; Number of Portfolios in Fund Complex Currently Overseen by Trustee	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2007
(October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
Robert G. Galli, Trustee since 2006 Age: 74	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.	None	Over $100,000
Phillip A. Griffiths, Trustee since 2006 Age: 69

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Mary F. Miller, Trustee since 2006 Age: 65

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Joel W. Motley, Trustee since 2006 Age: 56

Managing Director of Public Capital Advisors, LLC (privately held financial adviser) (since January 2006). Managing Director of Carmona Motley, Inc. (privately-held financial adviser) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial adviser) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

Independent Trustees
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held by Trustee ; Number of Portfolios in Fund Complex Currently Overseen by Trustee	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2007
Russell S. Reynolds, Jr., Trustee since 2006 Age: 76

Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

		None	$10,001-$50,000
Joseph M. Wikler, Trustee since 2006 Age: 67

Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Peter I. Wold, Trustee since 2006 Age: 60

President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 - 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his registration, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

Interested Trustee and Officer
Name, Position(s) Held with Fund, Length of Service Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held by Trustee ; Number of Portfolios in Fund Complex Currently Overseen by Trustee	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2007
John V. Murphy, President and Principal Executive Officer since 2006 and Trustee since 2006 Age: 59

Chairman, Chief Executive Officer and Director of the Manager since June 2001; President of the Manager (September 2000-February 2007); President and a director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October , 2003); Chairman of the Investment Company’s Institute’s Board of Governors (since October 2007). Oversees 103 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Fielding, Loughran, Cottier, Willis, and Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Petersen, Szilagyi, Vandehey and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Officers of the Fund
Name, Position(s) Held with Fund Length of Service, Age	Principal Occupation(s) During Past 5 Years
Ronald H. Fielding, Vice President and Senior Portfolio Manager since 2006 Age: 59	Senior Vice President of the Manager since January 1996; Chairman of the Rochester Division of the Manager since January 1996; an officer of 18 portfolios in the OppenheimerFunds complex.
Daniel G. Loughran, Vice President and Senior Portfolio Manager since 2006 Age: 45	Vice President of the Manager since April 2001. An officer of 18 portfolios in the OppenheimerFunds complex.
Scott S. Cottier, Vice President and Senior Portfolio Manager since 2006 Age: 36	Vice President of the Manager (since 2002); portfolio manager and trader at Victory Capital Management (1999-2002); an officer of 18 portfolios in the OppenheimerFunds complex.
Troy E. Willis, Vice President and Senior Portfolio Manager since 2006 Age: 35

Vice President of the Manager since 2005; Associate Portfolio Manager of the Manager since 2003; corporate attorney for Southern Resource Group (1999-2003). An officer of 18 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2006 Age: 57

Senior Vice President of the Manager (since March 2004); Chief Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004) Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal & Accounting Officer since 2006 Age: 48

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003) An officer of 103 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2006 Age: 37

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer since 2006 Age: 38

Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2006 Age: 59

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of

Officers of the Fund
Name, Position(s) Held with Fund Length of Service, Age	Principal Occupation(s) During Past 5 Years

Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2006 Age: 42

Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008);.An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2006 Age: 40

Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

■ Remuneration of the Officers and Trustees. The officers and interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund’s fiscal year ended March 31, 2008. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2007.

Oppenheimer Rochester Arizona Municipal Fund
Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$39(4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$24	N/A	$26,112(8)	$180,587(9)

Oppenheimer Rochester Arizona Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$30	N/A	$10,004(10)	$154,368
Robert G. Galli Regulatory & Oversight Committee Chairman & Governance Committee Member	$36	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$35(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$29(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$31(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Audit Committee Member and Governance Committee Member	$29	N/A	$77,288	$153,530
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$29(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$29(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

 “Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $39 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

 In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $30 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $13 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $4 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $15 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $29 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester Maryland Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$51 (4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$31	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Member and Governance Committee Member	$39	N/A	$10,004(10)	$154,368

Oppenheimer Rochester Maryland Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Robert G. Galli Regulatory & Oversight Committee Chairman & Governance Committee Member	$48	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$47(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$38(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$41(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Audit Committee Member and Governance Committee Member	$38	N/A	$77,288	$153,530
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$38(17)	N/A	$28,814(14)	$150,770
Peter I. Wold (19) Audit Committee Member and Governance Committee Member	$38(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $51 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $39 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $18 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $5 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $19 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $38 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester Massachusetts Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$57(4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$34	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$43	N/A	$10,004(10)	$154,368
Robert G. Galli Regulatory & Oversight Committee Chairman & Governance Committee Member	$53	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$52(13)	N/A	$51,621(14)	$198,211

Oppenheimer Rochester Massachusetts Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Mary F. Miller Audit Committee Member and Governance Committee Member	$42(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$45(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Audit Committee Member and Governance Committee Member	$42	N/A	$77,288	$153,530
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$42(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$42(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $57 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $43 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $20 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $6 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $21 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $42 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester Michigan Municipal Fund

	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$66(4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$41	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$50	N/A	$10,004(10)	$154,368
Robert G. Galli Regulatory & Oversight Committee Chairman & Governance Committee Member	$61	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$60(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$49(15)	N/A	$13,201(14)	$152,698

Oppenheimer Rochester Michigan Municipal Fund

	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$52(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Audit Committee Member and Governance Committee Member	$49	N/A	$77,288	$153,530
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$49(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$49(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective Dece mber 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $66 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $50 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $23 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $7 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $25 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $49 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester Minnesota Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$29(4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$17	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$22	N/A	$10,004(10)	$154,368
Robert G. Galli Regulatory & Oversight Committee Chairman & Governance Committee Member	$27	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$27(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$22(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$23(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Audit Committee Member and Governance Committee Member	$22	N/A	$77,288	$153,530

Oppenheimer Rochester Minnesota Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$22(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$22(18)	N/A	$28,814(14)	$150,770

1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $29 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $22 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $10 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $3 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $11 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $22 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester North Carolina Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$65(4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$41	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$49	N/A	$10,004(10)	$154,368
Robert G. Galli Regulatory & Oversight Committee Chairman & Governance Committee Member	$60	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$59(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$48(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$51(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Audit Committee Member and Governance Committee Member	$48	N/A	$77,288	$153,530
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$48(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$48(18)	N/A	$28,814(14)	$150,770
1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $65 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $49 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $22 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $7 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $24 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $48 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester Ohio Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$87 (4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$55	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$66	N/A	$10,004(10)	$154,368
Robert G. Galli Regulatory & Oversight Committee Chairman & Governance Committee Member	$81	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$80(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$65(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$69(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Audit Committee Member and Governance Committee Member	$65	N/A	$77,288	$153,530
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$65(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$65(18)	N/A	$28,814(14)	$150,770
1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $87 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $67 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $30 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $9 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $33 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $65 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Oppenheimer Rochester Virginia Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$36(4)	N/A	$65,868(5)	$335,190(6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$22	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$27	N/A	$10,004(10)	$154,368

Oppenheimer Rochester Virginia Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended March 31, 2008			Year ended December 31, 2007
Robert G. Galli Regulatory & Oversight Committee Chairman & Governance Committee Member	$34	N/A	$137,599(11)	$330,533(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$33(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$27(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$29(16)	N/A	$32,741(14)	$171,223
Russell S. Reynolds, Jr. Audit Committee Member and Governance Committee Member	$27	N/A	$77,288	$153,530
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$27(17)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$27(18)	N/A	$28,814(14)	$150,770
1.	“Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.

4.	Includes $36 deferred by Mr. Wruble under the “Compensation Deferral Plan” described below.

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $28 deferred by Mr. Griffiths under the “Compensation Deferral Plan” described below.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

15.	Includes $13 deferred by Ms. Miller under the “Compensation Deferral Plan” described below.

16.	Includes $4 deferred by Mr. Motley under the “Compensation Deferral Plan” described below.

17.	Includes $14 deferred by Mr. Wikler under the “Compensation Deferral Plan” described below.

18.	Includes $27 deferred by Mr. Wold under the “Compensation Deferral Plan” described below.

Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee’s five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board has frozen the retirement plan with respect to new accruals as of December 31, 2006 (the “Freeze Date”). Retirees as of the Freeze Date will continue to receive benefits under the previous terms of the Plan. Each Trustee continuing to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a “Continuing Board Member”) may elect to have his frozen benefit (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

■ Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan is determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.

■ Major Shareholders. As of July 3, 2008, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares were:

Oppenheimer Rochester Arizona Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 1,251,114.313 Class A shares (representing approximately 49.70% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 442,271.463 Class A shares (representing approximately 17.56% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 164,397.240 Class A shares (representing approximately 6.53% of the Fund’s then outstanding Class A shares).

Debra Nickelson, 15653 North 18th Street, Phoenix, AZ 85022-3392, which owned 4,291.027 Class B shares (representing approximately 17.00% of the Fund’s then outstanding Class B shares).

Ellen R. Dietz, TOD Walter Bourguignon Subject to STA TOD Rules NY, 120 South Tonto Street Apt. 5, Payson, AZ 85541-4383, which owned 3,859.217 Class B shares (representing approximately 15.29% of the then outstanding Class B shares).

First Clearing LLC, Mary Anne Orsi Revocable Family Trust, P.O. Box 30055, Phoenix, AZ 85046-0055, which owned 3,501.165 Class B shares (representing approximately 13.87% of the Fund’s then outstanding Class B shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 3,213.987 Class B shares (representing approximately 12.73% of the Fund’s then outstanding Class B shares).

Bert Casillas & Denise Christina Casillas, JT TEN WROS NOT TC, 7027 North Bond Road, McNeal, AZ 85617-9694 which owned 2,658.204 Class B shares (representing approximately 10.53% of the Fund’s then outstanding Class B shares).

First Clearing LLC, Lagomarsino Revocable Trust, Louis C. Lagomarsino TTEE, 8440 East San Marino Drive, Scottsdale, AZ 85258-2445, which owned 1,421.160 Class B shares (representing approximately 5.63% of the Fund’s then outstanding Class B shares).

Joseph F. Scalise & Sandra L. Scalise JT TEN, 4273 West Walton Way, Chandler, AZ 85226-62011, which owned 1,271.511 Class B shares (representing approximately 5.03% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 178,852.220 Class C shares (representing approximately 45.25% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Maryland Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 847,500.206 Class A shares (representing approximately 23.18% of the Fund’s then outstanding Class A shares).

Citigroup Global Mkts Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 755,3277.927 Class A shares (representing approximately 20.66% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 566,353.244 Class A shares (representing approximately 15.49% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 406,468.204 Class A shares (representing approximately 11.11% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 61,561.739 Class B shares (representing approximately 64.88% of the Fund’s then outstanding Class B shares).

Citigroup Global Mkts Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 4,918.318 Class B shares (representing approximately 5.18% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 833,386.526 Class C shares (representing approximately 59.75% of the Fund’s then outstanding Class C shares).

Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 170,163.847 Class C shares (representing approximately 12.20% of the Fund’s then outstanding Class C shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 73,689.076 Class C shares (representing approximately 5.28% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Massachusetts Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 827,750.594 Class A shares (representing approximately 26.36% of the Fund’s then outstanding Class A shares).

Stockcross Financail Services, Donald McKinlay Woodford MD, 77 Summer Street, Boston, MA 02110, which owned 159,108.990 Class A shares (representing approximately 5.06% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 14,343.702 Class B shares (representing approximately 13.99% of the Fund’s then outstanding Class B shares).

First Clearing LLC, Charles W. Frascotti, 28 Congress TERR, Milford, MA 01945-2726, which owned 6,329.692 Class B shares (representing approximately 6.17% of the Fund’s then outstanding Class B shares).

First Clearing LLC, Elissa Zonis, 4 Spray Avenue, Marblehead, MA 01945-2726, which owned 5,343.488 Class B shares (representing approximately 6.17% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 182,410.592 Class C shares (representing approximately 23.90% of the Fund’s then outstanding Class C shares).

Morgan Stanley & Co., Attn Mutual Funds Operations, Harbourside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311, which owned 111,544.483 Class C shares (representing approximately 14.61% of the Fund’s then outstanding Class C shares).

Keith G. Capone & Donna A Capone, JT TEN WROS NOT TC, TOD0Subject to STA TOD Rules MA, 463 White Pond Road, Leominister, MA 01453-6510, which owned 46,143.660 Class C shares (representing approximately 6.04% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Michigan Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 2,127,534.907 Class A shares (representing approximately 63.96% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 26,678.176 Class B shares (representing approximately 32.18% of the Fund’s then outstanding Class B shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 16,633.960 Class B shares (representing approximately 20.06% of the Fund’s then outstanding Class B shares).

Oppenheimer & Co. Inc. FBO Yolande E. Durecki Trustee, Yolande E. Durecki REV Living TR UA DTD 1-22-96, 14018 Basilisco Chase, Shelby Township, MI 48315, which owned 6,960.237 Class B shares (representing approximately 8.39% of the Fund’s then outstanding Class B shares).

Suzanne K. Nelson TOD Kenneth A Collver & Monica A Davey, Subject to STA TOD Rules MI, 2013 Cooper Ave, Sagina, MI 48607, which owned 6,440.017 Class B shares (representing approximately 7.76% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 112,411.049 Class C shares (representing approximately 17.87% of the Fund’s then outstanding Class C shares).

Raymond James & Associates, Inc., FBO Joann Diebolt Trust, Joann Diebolt TTEE Nov. 26, 1997 as amended, 219 Saint Lawrence Blvd., Northville, MI 48168-15571, which owned 50,897.455 Class C shares (representing approximately 7.90% of the Fund’s then outstanding Class C shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 49,687.117 Class C shares (representing approximately 7.90% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Minnesota Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 1,111,586.928 Class A shares (representing approximately 52.52% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 188,742.510 Class A shares (representing approximately 8.91% of the Fund’s then outstanding Class A shares).

Charles Schwab & Co. Inc., Special Custody Account for the Exclusive Benefit of Customers, Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122,

which owned 123,061.896 Class A shares (representing approximately 5.81% of the Fund’s then outstanding Class A shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 6,723.551 Class B shares (representing approximately 11.82% of the Fund’s then outstanding Class B shares).

Walter M. Johnson, TOD-SUBJ TO STA TOD Rules MN, 1051 3rd Street, Dawson, MN 56232-2169, which owned 5,843.820 Class B shares (representing approximately 10.27% of the Fund’s then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 4,300.461 Class B shares (representing approximately 7.56% of the Fund’s then outstanding Class B shares).

Diana F. Wegscheid & Gilbert W. Wegscheid, TR UA May 02, 2008, Diana F. Wegscheid Rev Trust, P.O. Box 336, New York Mills, MN 56567-0336, which owned 4,051.296 Class B shares (representing approximately 7.12% of the Fund’s then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 3,868.263 Class B shares (representing approximately 6.80% of the Fund’s then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 3,845.785 Class B shares (representing approximately 6.76% of the Fund’s then outstanding Class B shares).

First Clearing LLC, James Y. Switzer and Charlotte K. Switzer Massey, 752 East 38th Street, Hialeah, FL 33013-2851, which owned 3,587.595 class B shares (representing approximately 6.31% of the Fund’s the outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 17,345.549 Class C shares (representing approximately 8.38% of the Fund’s then outstanding Class C shares).

American Enterprise Investment FBO 600619181, P.O. Box 9446, Minneapolis, MN 55474, which owned 16,273.393 Class C shares (representing approximately 7.87% of the Fund’s then outstanding Class C shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 13,085.398 Class C shares (representing approximately 6.32% of the Fund’s then outstanding Class C shares).

Madeline Grim, 7655 Route 309, New Tripoli, PA 18066-4210, which owned 11,877.127 Class C shares (representing approximately 5.74% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester North Carolina Municipal Fund

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 1,150,489.687 Class A shares (representing approximately 28.81% of the Fund’s then outstanding Class A shares).

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 1,202,669.063 Class A shares (representing approximately 30.12% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 1,150,489.687 Class A shares (representing approximately 28.81% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 335,886.372 Class A shares (representing approximately 8.41% of the Fund’s then outstanding Class A shares).

Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 315,432.510 Class B shares (representing approximately 7.89% of the Fund’s then outstanding Class B shares).

LPL Financial, FBO: Customer Accounts, Attn: Mutual Fund Operations, P.O. Box Box 509046, San Diego, CA 92150-9046, which owned 218,995.307 Class A shares (representing approximately 5.48% of the Fund’s then outstanding Class A shares).

Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 17,999.815 Class B shares (representing approximately 29.63% of the Fund’s then outstanding Class B shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 12,372.808 Class B shares (representing approximately 20.37% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 8,957.504 Class B shares (representing approximately 14.74% of the Fund’s then outstanding Class B shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 6,136.123 Class B shares (representing approximately 10.10% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned

376,918.238 Class C shares (representing approximately 41.53% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Ohio Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 879,931.283 Class A shares (representing approximately 19.14% of the Fund’s then outstanding Class A shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 292,903.004 Class A shares (representing approximately 6.37% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 287,129.725 Class B shares (representing approximately 6.24% of the Fund’s then outstanding Class B shares).

David L Karlen, TOD Arthur E Foote, Subject to TOD STA Rules, 6110 East Sparta Avenue SE, East Sparta, OH 44626-9303, which owned 68,155.451 Class B shares (representing approximately 30.96% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 43,429.060 Class B shares (representing approximately 19.72% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 630,561.351 Class C shares (representing approximately 37.06% of the Fund’s then outstanding Class C shares).

Oppenheimer Rochester Virginia Municipal Fund

OppenheimerFunds, Inc., C/O Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 676,532.303 Class A shares (representing approximately 30.16% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 274,042.572 Class A shares (representing approximately 12.21% of the Fund’s then outstanding Class A shares).

Citigroup Global Markets, Inc., Attn. Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 147,362.899 Class A shares (representing approximately 6.57% of the Fund’s then outstanding Class A shares).

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned 116,958.149 Class A shares (representing approximately 5.21% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 14,545.303 Class B shares (representing approximately 19.98% of the Fund’s then outstanding Class B shares).

NFS LLC FEBO Paula Heller Tenenbaum TTEE, The Paula Heller Tenenbaum TRU U/A 6/6/01, 204 West Kilbride, Williamsburg, VA 23188, which owned 9,673.249 Class B shares (representing 13.22% of the Fund’s then outstanding Class B shares).

NFS LLC FEBO# Patrick D. Hanely Susan C. Hanley, 137 Running Pine, Richmond, VA 23238, which owned 8,052.388 Class B shares (representing 11.00% of the Fund’s then outstanding Class B shares).

Edward D Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 6,815.969 Class B shares (representing approximately 9.31% of the Fund’s then outstanding Class B shares).

NFS LLC FEBO Melvyn S. Tenenbaum, 204 West Kilbride, Williamsburg, VA 23188, which owned 6,537.727 Class B shares (representing 8.93% of the Fund’s then outstanding Class B shares).

E Trade Clearing LLC, P.O. Box 989030, West Sacramento, CA95798-9030, which owned 6,436.355 Class B shares (representing 8.80% of the Fund’s then outstanding Class B shares).

Starr L. Janicki, TOD-Subject to STA TOD Rules VA, 5077 Lauderdale Avenue, Virginia Beach, VA 23455-1329, which owned 3,892.234 Class B shares (representing 5.32% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 193,535.790 Class C shares (representing approximately 31.88% of the Fund’s then outstanding Class C shares).

Citigroup Global Markets, Inc., Attn. Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 89,865.489 Class C shares (representing approximately 14.80% of the Fund’s then outstanding Class C shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

■ Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Funds and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

■ The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund’s portfolio and handles its day-to-day business. Each agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund’s operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under its advisory agreement. Each investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The management fee paid by the Fund to the Manager during its last two fiscal years were:

Oppenheimer Rochester Arizona Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$18,420
2008	$142,818

Oppenheimer Rochester Maryland Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$25,003
2008	$171,495

Oppenheimer Rochester Massachusetts Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$42,634
2008	$178,989

Oppenheimer Rochester Michigan Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$53,586
2008	$222,281

Oppenheimer Rochester Minnesota Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$14,086
2008	$94,668

Oppenheimer Rochester North Carolina Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$27,507
2008	$229,261

Oppenheimer Rochester Ohio Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$58,359
2008	$293,977

Oppenheimer Rochester Virginia Municipal Fund

Fiscal Year ended 3/31	Management Fees Paid to OppenheimerFunds, Inc.
2007	$31,416
2008	$116,750

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name “Oppenheimer” in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund’s right to use the name “Oppenheimer” as part of its name.

Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals including Ronald H. Fielding, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Messrs. Fielding, Loughran, Cottier, Willis, DeMitry, Franz and Camarella also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by the Portfolio Managers as of March 31, 2008. No account has a performance-based advisory fee:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Ronald H. Fielding	10	29,966.7	None	None	None	None
Daniel G. Loughran	10	29,966.7	None	None	None	None
Scott S. Cottier	10	29,966.7	None	None	None	None
Troy E. Willis	10	29,966.7	None	None	None	None
Mark R. DeMitry	10	29,966.7	None	None	None	None
Marcus V. Franz	10	29,966.7	None	None	None	None
Michael L. Camarella	10	29,966.7	None	None	None	None

1. In millions.

2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Funds. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund named in this SAI. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund named in this SAI, the Manager could have an incentive to favor the other fund or account. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligation to treat all of its clients, including these Funds, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Funds, or they may manage funds or accounts with different investment objectives and strategies.

■ Compensation of the Portfolio Managers. The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Funds. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of March 31, 2008, the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to the Fund is the respective state’s Lipper – Municipal Debt Funds category. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Funds, described above.

■ Ownership of Fund Shares. As of March 31, 2008, none of the Portfolio Managers beneficially owned any shares of the Funds.

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange for the portfolio transactions for the Fund. The investment advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including “affiliated brokers”, as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the “best execution” of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager’s traders allocate brokerage based upon recommendations from the Manager’s portfolio managers, together with the portfolio traders’ judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager’s executive officers supervise the allocation of brokerage.

Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

Other accounts advised by the Manager have investments policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund’s shares by (1) directing to that broker or dealer any of the fund’s portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund’s portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of “step-out” transaction). In other words, a fund and its investment adviser cannot use the fund’s brokerage for the purpose of rewarding broker-dealers for selling the fund’s shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund’s Board of Trustees has approved those procedures) that permit the Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds, subject to the “best execution” considerations discussed above. Those procedures are designed to prevent: (1) the Manager’s personnel who effect the Fund’s portfolio transactions from taking into account a broker’s or dealer’s promotion or sales of Fund shares when allocating the Fund’s portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund’s brokerage directly, or through a “step-out” arrangement, to any broker or dealer in consideration of that broker’s or dealer’s promotion or sale of the Fund’s shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts of the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund’s portfolio or are being considered for purchase. The Manager provides information to the Board of the Funds about the commissions paid to brokers furnishing such services, together with the Manager’s representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Fiscal Year Ended 03/31,	Total Brokerage Commissions Paid by the Funds
2007	$0
2008	$0

Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund’s two most recent fiscal year is shown in the tables below.

Oppenheimer Rochester Arizona Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$37,750	$5,197	$1,900	$1,875	$6,814
2008	$116,472	$18,019	$13,930	$2,416	$16,442

Oppenheimer Rochester Maryland Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$77,425	$12,946	$0	$13,392	$13,783
2008	$311,509	$43,122	$29,656	$12,340	$78,065

Oppenheimer Rochester Massachusetts Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$137,378	$29,199	$10,275	$14,323	$13,809
2008	$216,891	$42,849	$37,835	$13,610	$34,649

Oppenheimer Rochester Michigan Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$110,584	$22,305	$6,984	$16,631	$16,836
2008	$133,681	$20,992	$6,600	$18,827	$41,818

Oppenheimer Rochester Minnesota Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$39,666	$5,335	$206	$162,940	$806
2008	$154,517	$23,546	$3,475	$10,686	$15,617

Oppenheimer Rochester North Carolina Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$77,165	$13,043	$0	$2,231	$30,546
2008	$286,810	$37,591	$63,437	$9,381	$39,543

Oppenheimer Rochester Ohio Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$148,759	$33,995	$14,025	$18,467	$24,771
2008	$378,931	$63,995	$42,330	$28,096	$87,181

Oppenheimer Rochester Virginia Municipal Fund

Fund	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2007	$61,377	$12,537	$1,400	$5,093	$7,385
2008	$151,335	$29,627	$10,253	$9,118	$22,278

1.	Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2.	The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Oppenheimer Rochester Arizona Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$0	$0
2008	$29,586	$7	$2,377

Oppenheimer Rochester Maryland Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$3	$0
2008	$376	$262	$5,709

Oppenheimer Rochester Massachusetts Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$397	$0
2008	$16,128	$6,060	$1,198

Oppenheimer Rochester Michigan Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$4	$529
2008	$470	$3,348	$4,558

Oppenheimer Rochester Minnesota Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$1	$0
2008	$0	$32	$110

Oppenheimer Rochester North Carolina Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$1	$0
2008	$139	$6	$2,836

Oppenheimer Rochester Ohio Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$8	$0
2008	$11,997	$478	$9,124

Oppenheimer Rochester Virginia Municipal Fund

Fund	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$0	$0	$20
2008	-$95	$6	$3,626

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund’s shares. These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.

Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund’s Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may

______________

[1]

In accordance with Rule 12b-1 of the Investment Company Act, the term “Independent Trustees” in this Statement of Additional Information refers to those Trustees who are not “interested persons” of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Funds shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund are committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

■ Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual Class A shares net assets held in the accounts of the recipients or their customers.

The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 (“grandfathered retirement plans”). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year’s service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are contingent deferred sales charge if they are redeemed within 18 months. If Class A shares purchased in a grandfathered retirement plan prior to March 1, 2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of those fees. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

Fund (Fiscal Year Ended March 31, 2008)	Total Payments under the Plan	Amount Retained by the Distributor[1]
Oppenheimer Rochester Arizona Municipal Fund	$24,690[2]	$57
Oppenheimer Rochester Maryland Municipal Fund	$31,877[3]	$48
Oppenheimer Rochester Massachusetts Municipal Fund	$47,809[4]	$5
Oppenheimer Rochester Michigan Municipal Fund	$36,338[5]	$7
Oppenheimer Rochester Minnesota Municipal Fund	$12,847[6]	$0
Oppenheimer Rochester North Carolina Municipal Fund	$55,768[7]	$312
Oppenheimer Rochester Ohio Municipal Fund	$67,416[8]	$27
Oppenheimer Rochester Virginia Municipal Fund	$26,609[9]	$40

1.	Amounts were retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts.

2.	Includes $55 paid to an affiliate of the Distributor’s parent company.

3.	Includes $139 paid to an affiliate of the Distributor’s parent company.

4.	Includes $1,373 paid to an affiliate of the Distributor’s parent company.

5.	Includes $632 paid to an affiliate of the Distributor’s parent company.

6.	Includes $281 paid to an affiliate of the Distributor’s parent company.

7.	Includes $446 paid to an affiliate of the Distributor’s parent company.

8.	Includes $1,294 paid to an affiliate of the Distributor’s parent company.

9.	Includes $417 paid to an affiliate of the Distributor’s parent company.

Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

■ Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor’s agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective classes.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

•	pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
•

may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

•	employs personnel to support distribution of Class B and Class C shares,
•	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state “blue sky” registration fees and certain other distribution expenses,
•	may not be able to adequately compensate dealers that sell Class B and Class

C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

•	receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
•	may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
•

may experience increased difficulty selling the Fund’s shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

•

may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

During a calendar year, the Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the Distributor’s books and may be recouped from asset-based sales charge payments from the Funds in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those categories of expenses exceed the capped amount, the Distributor bears the excess costs. If the Class B or Class C plan were to be terminated by the Fund, the Fund’s Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

Oppenheimer Rochester Arizona Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08

Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$1,383[1]	$1,268	$4,289	2.61%
Class C Plan	$29,939[2]	$19,995	$32,770	0.86%

Oppenheimer Rochester Maryland Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08

Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$6,424[1]	$5,394	$27,475	2.95%
Class C Plan	$75,769	$58,446	$159,568	1.24%

1.	Includes $1 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Massachusetts Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08

Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$9,149	$8,493	$21,196	2.03%
Class C Plan	$46,635[1]	$37,797	$83,502	1.24%

1.	Includes $914 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Michigan Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08

Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$8,016	$7,233	$34,832	3.79%
Class C Plan	$57,486[1]	$49,803	$80,149	1.16%

1.	Includes $385 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Minnesota Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08

Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$3,612	$3,453	$14,257	2.61%
Class C Plan	$11,118	$9,189	$28,492	1.26%

Oppenheimer Rochester North Carolina Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08

Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$3,526[1]	$2,860	$11,912	1.62%
Class C Plan	$74,255	$54,929	$101,480	1.09%

1.	Includes $2 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Ohio Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08

Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$18,720[1]	$16,000	$43,139	1.86%
Class C Plan	$118,523[2]	$93,479	$163,949	1.02%

1.	Includes $23 paid to an affiliate of the Distributor’s parent company.

2.	Includes $265 paid to an affiliate of the Distributor’s parent company.

Oppenheimer Rochester Virginia Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/08

Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$3,729[1]	$3,406	$15,478	3.47%
Class C Plan	$31,271[2]	$26,384	$42,847	0.86%

1.	Includes $1 paid to an affiliate of the Distributor’s parent company.

2.	Includes $2 paid to an affiliate of the Distributor’s parent company.

All payments under the plans are subject to the limitations imposed by the Conduct Rules of the FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the

Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:
•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see “About Your Account” in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund’s distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund’s assets and allocated to the class of shares to which the plan relates (see “About the Funds — Distribution and Service Plans” above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of the Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

•

Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as “revenue sharing” payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Funds or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•

The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Funds or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Funds or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund’s prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Funds or other Oppenheimer funds, a financial intermediary’s sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary’s networking fees;
•

program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets”, bank or trust company products or insurance companies’ variable annuity or variable life insurance products;

•

placement on the dealer’s list of offered funds and providing representatives of the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary’s sales personnel about the Oppenheimer funds and shareholder financial planning needs.

For the year ended December 31, 2007, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Legend Equities Corporation
Advantage Capital Corporation	Lincoln Benefit National Life
Aegon USA	Lincoln Financial Advisors Corporation
Aetna Life Insurance & Annuity Company	Lincoln Investment Planning, Inc.

AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
AIG Financial Advisors	Massachusetts Mutual Life Insurance Company
AIG Life Variable Annuity	McDonald Investments, Inc.
Allianz Life Insurance Company	Merrill Lynch Pierce Fenner & Smith, Inc.
Allmerica Financial Life Insurance & Annuity Company	Merrill Lynch Insurance Group
Allstate Life Insurance Company	MetLife Investors Insurance Company
American Enterprise Life Insurance	MetLife Securities, Inc.
American General Annuity Insurance	Minnesota Life Insurance Company
American Portfolios Financial Services, Inc.	MML Investor Services, Inc.
Ameriprise Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Annuity Investors Life Insurance Company	Multi-Financial Securities Corporation
Associated Securities Corporation	Mutual Service Corporation
AXA Advisors LLC	NFP Securities, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc One Securities Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Financial Services, Inc.
CCO Investment Services Corporation	New England Securities Corporation
Charles Schwab & Company, Inc.	New York Life Insurance & Annuity Company
Chase Investment Services Corporation	Oppenheimer & Company
Citicorp Investment Services, Inc.	PFS Investments, Inc.
Citigroup Global Markets Inc.	Park Avenue Securities LLC
CitiStreet Advisors LLC	Phoenix Life Insurance Company
Citizen’s Bank of Rhode Island	Plan Member Securities
Columbus Life Insurance Company	Prime Capital Services, Inc.
Commonwealth Financial Network	Primevest Financial Services, Inc.
Compass Group Investment Advisors	Protective Life Insurance Company
CUNA Brokerage Services, Inc.	Prudential Investment Management Services LLC
CUSO Financial Services, LLP	Raymond James & Associates, Inc.
E*TRADE Clearing LLC	Raymond James Financial Services, Inc.
Edward Jones	RBC Dain Rauscher Inc.
Essex National Securities, Inc.	Royal Alliance Associates, Inc.
Federal Kemper Life Assurance Company	Securities America, Inc.
Financial Network	Security Benefit Life Insurance Company
Financial Services Corporation	Security First-Metlife Investors Insurance Company
GE Financial Assurance	SII Investments, Inc.
GE Life & Annuity	Signator Investors, Inc.
Genworth Financial, Inc.	Sorrento Pacific Financial LLC
GlenBrook Life & Annuity Company	Sun Life Assurance Company of Canada
Great West Life & Annuity Company	Sun Life Insurance & Annuity Company of New York
GWFS Equities, Inc.	Sun Life Annuity Company Ltd.

For the year ended December 31, 2007, the following firms, which in some cases are broker-dealers, received payments from the Manager or the Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.	Lincoln Investment Planning, Inc.
AG Edwards	Lincoln National Life Insurance Co.

ACS HR Solutions	Linsco Private Ledger Financial
ADP	Massachusetts Mutual Life Insurance Company
AETNA Life Ins & Annuity Co.	Matrix Settlement & Clearance Services
Alliance Benefit Group	McDonald Investments, Inc.
American Enterprise Investments	Mercer HR Services
American Express Retirement Service	Merrill Lynch
American United Life Insurance Co.	Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.	MetLife
Ameritrade, Inc.	MFS Investment Management
AMG (Administrative Management Group)	Mid Atlantic Capital Co.
AST (American Stock & Transfer)	Milliman USA
AXA Advisors	Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.	Morgan Stanley Dean Witter
Benefit Administration Company, LLC	Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Consultants Group	National City Bank
Benefit Plans Administration	National Deferred Comp
Benetech, Inc.	National Financial
Bisys	National Investor Services Co.
Boston Financial Data Services	Nationwide Life Insurance Company
Charles Schwab & Co, Inc.	Newport Retirement Services, Inc.
Citigroup Global Markets Inc.	Northwest Plan Services, Inc.
CitiStreet	NY Life Benefits
City National Bank	Oppenheimer & Co, Inc.
Clark Consulting	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Co.	PFPC
DailyAccess Corporation	Piper Jaffray & Co.
Davenport & Co, LLC	Plan Administrators, Inc.
David Lerner Associates, Inc.	Plan Member Securities
Digital Retirement Solutions, Inc.	Primevest Financial Services, Inc.
DR, Inc.	Principal Life Insurance Co.
Dyatech, LLC	Prudential Investment Management Services LLC
E*Trade Clearing LLC	PSMI Group, Inc.
Edward D Jones & Co.	Quads Trust Company
Equitable Life / AXA	Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.	Reliance Trust Co.
ExpertPlan, Inc.	Reliastar Life Insurance Company
FASCore LLC	Robert W Baird & Co.
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Co.	Southwest Securities, Inc.
First Trust – Datalynx	Standard Insurance Co
First Trust Corp	Stanley, Hunt, Dupree & Rhine
Franklin Templeton	Stanton Group, Inc.
Geller Group	Sterne Agee & Leach, Inc.
Great West Life	Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.	Sun Trust Securities, Inc.

Hartford Life Insurance Co.	Symetra Financial Corp.
HD Vest Investment Services	T. Rowe Price
Hewitt Associates LLC	The 401k Company
HSBC Brokerage USA, Inc.	The Princeton Retirement Group Inc.
ICMA - RC Services	The Retirement Plan Company, LLC
Independent Plan Coordinators	TruSource Union Bank of CA
Ingham Group	UBS Financial Services, Inc.
Interactive Retirement Systems	Unified Fund Services (UFS)
Invesmart (Standard Retirement Services, Inc.)	US Clearing Co.
Janney Montgomery Scott, Inc.	USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.	USI Consulting Group
John Hancock	VALIC Retirement Services
JP Morgan	Vanguard Group
July Business Services	Wachovia
Kaufman & Goble	Web401K.com
Legend Equities Co.	Wedbush Morgan Securities
Legg Mason Wood Walker	Wells Fargo Bank
Lehman Brothers, Inc.	Wilmington Trust
Liberty Funds Distributor, Inc./Columbia Management

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include “standardized yield,” “tax-equivalent yield,” “dividend yield,” “average annual total return,” “cumulative total return,” “average annual total return at net asset value” and “total return at net asset value.” An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund’s performance as of the Fund’s most recent fiscal year end. You can obtain current performance information by calling the Fund’s Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund’s illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparison with other investments:

•

Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

•	The Fund’s performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Fund is not insured by the FDIC or any other government agency.

•	The principal value of the Fund’s shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
•	When an investor’s shares are redeemed, they may be worth more or less than their original cost.
•	Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund’s investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

■ Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

• Standardized Yield. The “standardized yield” (sometimes referred to just as “yield”) is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund’s portfolio investments for that period. It may therefore differ from the “dividend yield” for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield = 2 [( a-b +1)[6] -1] cd

The symbols above represent the following factors:

a =	dividends and interest earned during the 30-day period.
b =	expenses accrued for the period (net of any expense assumptions).
c =	the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d =	the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund’s classes of shares will differ for any 30-day period.

• Dividend Yield. The Fund may quote a “dividend yield” for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

•Tax-Equivalent Yield. The “tax-equivalent yield” of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund’s tax-equivalent yield. It adjusts the Fund’s standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund’s current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund’s current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

Oppenheimer Rochester Arizona Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.17%	6.83%	5.51%	5.25%
Class B	6.36%	N/A	4.76%	N/A
Class C	6.39%	N/A	4.79%	N/A

Oppenheimer Rochester Maryland Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.25%	6.90%	5.68%	5.41%
Class B	6.49%	N/A	4.99%	N/A
Class C	6.48%	N/A	4.98%	N/A

Oppenheimer Rochester Massachusetts Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	6.53%	6.21%	5.63%	5.37%
Class B	5.80%	N/A	4.92%	N/A
Class C	5.79%	N/A	4.91%	N/A

Oppenheimer Rochester Michigan Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.60%	7.23%	5.59%	5.33%
Class B	6.82%	N/A	4.89%	N/A
Class C	6.82%	N/A	4.90%	N/A

Oppenheimer Rochester Minnesota Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.24%	4.98%	5.15%	4.91%
Class B	4.48%	N/A	4.47%	N/A
Class C	4.44%	N/A	4.42%	N/A

Oppenheimer Rochester North Carolina Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.99%	5.70%	5.28%	5.03%
Class B	5.23%	N/A	4.58%	N/A
Class C	5.22%	N/A	4.57%	N/A

Oppenheimer Rochester Ohio Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.25%	6.90%	5.68%	5.41%
Class B	6.50%	N/A	4.99%	N/A
Class C	6.51%	N/A	4.99%	N/A

Oppenheimer Rochester Virginia Municipal Fund

The Fund’s Yields for the 30-Day Periods Ended 3/31/08
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	8.13%	7.74%	5.89%	5.61%
Class B	7.35%	N/A	5.19%	N/A
Class C	7.33%	N/A	5.17%	N/A

■ Total Return Information. There are different types of “total returns” to measure the Fund’s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by -year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (“P” in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.

• Average Annual Total Return. The “average annual total return” of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an Ending Redeemable Value (“ERV” in the formula) of that investment, according to the following formula:

ERV l/n	- 1	Average Annual Total Return
P

• Average Annual Total Return (After Taxes on Distributions).The “average annual total return (after taxes on distributions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVD” in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATV	D l/n	- 1	= Average Annual Total Return (After Taxes on Distributions)
P

• Average Annual Total Return (After Taxes on Distributions and Redemptions).The “average annual total return (after taxes on distributions and redemptions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVDR” in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATV	DR l/n	- 1	= Average Annual Total Return (After Taxes on Distributions and Redemptions
P

• Cumulative Total Return. The “cumulative total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P

• Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return “at net asset value” (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

Oppenheimer Rochester Arizona Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
	Cumulative Total Returns (10 Years or life-of- class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
Class of Shares[1]	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-9.62%	-5.11%	-14.42%	-10.15%	-6.63%	-3.50%
Class B	-9.77%	-6.23%	-15.11%	-10.84%	-6.73%	-4.27%
Class C	-6.22%	-6.22%	-11.70%	-10.84%	-4.26%	-4.26%
1.	Inception of Classes A, B and C: 10/10/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-14.42%	-6.63%
After Taxes on Distributions and Redemption of Fund Shares	-7.79%	-4.86%
1.	Inception of Class A: 10/10/06

Oppenheimer Rochester Maryland Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
	Cumulative Total Returns (10 Years or life-of- class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
Class of Shares[1]	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-13.05%	-8.72%	-16.40%	-12.23%	-9.05%	-6.00%
Class B	-13.26%	-9.85%	-17.07%	-12.90%	-9.19%	-6.79%
Class C	-9.91%	-9.91%	-13.76%	-12.93%	-6.83%	-6.83%
1.	Inception of Classes A, B and C: 10/10/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-16.40%	-9.05%
After Taxes on Distributions and Redemption of Fund Shares	-9.05%	-6.89%
1.	Inception of Class A: 10/10/06

Oppenheimer Rochester Massachusetts Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
	Cumulative Total Returns (10 Years or life-of- class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
Class of Shares[1]	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-9.97%	-5.48%	-16.43%	-12.27%	-5.98%	-3.26%
Class B	-10.21%	-6.71%	-17.10%	-12.92%	-6.13%	-4.00%
Class C	-6.89%	-6.89%	-13.85%	-13.01%	-4.10%	-4.10%
1.	Inception of Classes A, B and C: 07/18/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-16.43%	-5.98%
After Taxes on Distributions and Redemption of Fund Shares	-9.10%	-4.29%
1.	Inception of Class A: 07/18/06

Oppenheimer Rochester Michigan Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
	Cumulative Total Returns (10 Years or life-of- class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
Class of Shares[1]	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-7.23%	-2.60%	-15.36%	-11.14%	-4.13%	-1.47%
Class B	-7.45%	-3.85%	-16.04%	-11.82%	-4.26%	-2.19%
Class C	-3.95%	-3.95%	-12.68%	-11.83%	-2.24%	-2.24%
1.	Inception of Classes A, B and C: 06/21/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-15.36%	-4.13%
After Taxes on Distributions and Redemption of Fund Shares	-8.39%	-2.72%
1.	Inception of Class A: 06/21/06

Oppenheimer Rochester Minnesota Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
	Cumulative Total Returns (10 Years or life-of- class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
Class of Shares[1]	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-7.81%	-3.21%	-10.36%	-5.89%	-5.64%	-2.30%
Class B	-7.92%	-4.29%	-11.09%	-6.60%	-5.73%	-3.08%
Class C	-4.34%	-4.34%	-7.54%	-6.64%	-3.12%	-3.12%
1.	Inception of Classes A, B and C: 11/07/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-10.36%	-5.64%
After Taxes on Distributions and Redemption of Fund Shares	-5.21%	-4.10%
1.	Inception of Class A: 11/07/06

Oppenheimer Rochester North Carolina Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
	Cumulative Total Returns (10 Years or life-of- class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
Class of Shares[1]	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-12.96%	-8.62%	-15.89%	-11.70%	-8.98%	-5.93%
Class B	-13.11%	-9.69%	-16.64%	-12.43%	-9.09%	-6.67%
Class C	-13.14%	-9.72%	-16.58%	-12.37%	-9.11%	-6.70%

1.	Inception of Classes A, B and C: 10/10/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-15.89%	-8.98%
After Taxes on Distributions and Redemption of Fund Shares	-8.84%	-6.90%
1.	Inception of Class A: 10/10/06

Oppenheimer Rochester Ohio Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
	Cumulative Total Returns (10 Years or life-of- class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
Class of Shares[1]	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-7.63%	-3.03%	-15.87%	-11.67%	-4.37%	-1.71%
Class B	-7.97%	-4.41%	-16.61%	-12.41%	-4.57%	-2.50%
Class C	-4.54%	-4.54%	-13.27%	-12.43%	-2.58%	-2.58%
1.	Inception of Classes A, B and C: 06/21/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-15.87%	-4.37%
After Taxes on Distributions and Redemption of Fund Shares	-8.71%	-2.91%
1.	Inception of Class A: 06/21/06

Oppenheimer Rochester Virginia Municipal Fund

The Fund’s Total Returns for the Periods Ended 03/31/08
	Cumulative Total Returns (10 Years or life-of- class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class, if less)
Class of Shares[1]	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	-16.67%	-12.51%	-22.70%	-18.85%	-10.15%	-7.55%
Class B	-16.98%	-13.74%	-23.34%	-19.48%	-10.35%	-8.32%
Class C	-13.90%	-13.90%	-20.27%	-19.50%	-8.42%	-8.42%
1.	Inception of Classes A, B and C: 07/18/06

Average Annual Total Returns for Class A Shares[1] (After Sales Charge) For the Periods Ended 03/31/08
	1-Year	5-Years (or life of class, if less)
After Taxes on Distributions	-22.70%	-10.15%
After Taxes on Distributions and Redemption of Fund Shares	-13.23%	-7.79%
1.	Inception of Class A: 07/18/06

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

■ Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. (“Lipper”). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

■ Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in their specialized market sectors. The Fund is ranked among its respective state’s rating category.

Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

■ Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund’s classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund’s share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund’s returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,
•	information about the performance of the economies of particular countries or regions,
•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
•	the availability of different types of securities or offerings of securities,
•	information relating to the gross national or gross domestic product of the United States or other countries or regions,
•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUTYOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (“ACH”) transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the “NYSE”). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

■ The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Portfolio Series:
Oppenheimer Baring China Fund	Conservative Investor Fund
Oppenheimer Baring Japan Fund	Moderate Investor Fund
Oppenheimer Baring SMA International Fund	Equity Investor Fund
Oppenheimer Core Bond Fund	Active Allocation Fund
Oppenheimer California Municipal Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Convertible Securities Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Developing Markets Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Discovery Fund	Oppenheimer Real Estate Fund
Oppenheimer Dividend Growth Fund	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester National Municipals
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Select Value Fund
Oppenheimer International Small Company Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer International Value Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Strategic Income Fund
Oppenheimer Main Street Fund	Oppenheimer U.S. Government Trust
Oppenheimer Main Street Opportunity Fund	Oppenheimer Value Fund
Oppenheimer Main Street Small Cap Fund	Limited-Term New York Municipal Fund
Oppenheimer MidCap Fund	Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves	Centennial Government Trust
Oppenheimer Institutional Money Market Fund	Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.	Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust	Centennial Tax Exempt Trust

There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent (a “Letter”), you may be able to reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds. A Letter is an investor’s statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class C shares of the Fund or other Oppenheimer funds during a 13-month period (the “Letter period”), which begins on the date of the investor’s first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to the purchases that were made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in “Terms of Escrow” below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of “qualified shares” of Class A, Class B and Class C during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege (described below), and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as “qualified shares” for satisfying the terms of a Letter. In addition, the investor will be considered to have fulfilled the Letter if the value of the investor’s total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that apply to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

■ Terms of Escrow That Apply to Letters of Intent.

1. Out of the initial purchase (, or out of subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor’s account.

2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled “How to Exchange Shares”), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder

Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer “street name” or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

■ Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charg e for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

■ Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees’ fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund’s assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund’s share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund’s total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual “Minimum Balance Fee” is assessed on the Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

•	A fund account whose shares were acquired after September 30th of the prior year;
•

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

•	Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
•	A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

•	Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
•	Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
•	Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs; and
•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

•	Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink “Sign Up for Electronic Document Delivery” under the heading “I Want To,” or call 1.888.470.0862 for instructions.

The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean “Eastern time.” The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund’s net asset values will not be calculated on those days, the Fund’s net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

❑ Securities Valuation. The Fund’s Board of Trustees has established procedures for the valuation of the Fund’s securities. In general those procedures are as follows:

• Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the “bid” and “asked” prices determined by a portfolio pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

• The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,
(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

• The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

• Securities not having readily-available market quotations are valued at fair value determined under the Board’s procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing “bid” and “asked” prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between “bid” and “asked” prices obtained by the Manager from two active market makers. In certain cases that may be at the “bid” price if no “asked” price is available.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund’s custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund’s next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

•	Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

•	Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Funds are exchangeable as described in “How to Exchange Shares” below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments “In Kind”. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of liquid securities from the portfolio of the Fund, in lieu of cash.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under “How to Buy Shares” for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund’s agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day’s net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor’s receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

Payments are normally made by check, but shareholders having AccountLink privileges (see “How To Buy Shares”) may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this SAI).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

❑ Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in “How to Exchange Shares” in the Prospectus and below in this SAI.

❑ Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor’s principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor’s Automatic Withdrawal Plan as agent for the shareholder(s) (the “Planholder”) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks’ time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed “Class A” shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days’ notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

■How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

• When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

• When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

• If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

• When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

• Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

• With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

• With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

• With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

• When Class B or Class C shares are redeemed to effect an exchange, the priorities described in “How To Buy Shares” in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

■Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

■Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

■Processing Exchange Requests.Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the

“Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. “Reinvestment Privilege,” above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in “How to Buy Shares.” Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank’s account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

The Fund’s practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund’s portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund’s investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

If a dividend check or check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund’s Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund’s distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. One or more Funds might not meet those tests in a particular year. If the Fund does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund’s dividends would be taxable to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock securities) and certain other income including net income derived from an interest in a qualified publicly traded partnerships.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of such issuer and the Fund must not hold more than 10% of the outstanding voting securities of such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securitiesof one or more qualified publicly-traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement in certain circumstances the Fund might be required to liquidate portfolio investment to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund’s distributions will be treated as dividends to the extent paid from the Fund’s earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund’s dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the distributing Fund, one of the other funds Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay “exempt-interest dividends” to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as “exempt-interest dividends” in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund’s taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent any Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund’s income that was tax-exempt during a particular portion of the year. This percentage normally will be designated after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of “tax preference” that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. “Private activity bonds” are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt–interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a “substantial user” or “related person” under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

Ordinary Interest Dividends. A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder’s gross income, regardless of whether the dividend is reinvested:

(1)	certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)	income from securities loans;
(3)	income or gains from options or futures;
(4)	any net short-term capital gain; and
(5)	any market discount accrual on tax-exempt bonds.

Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011. Under these rules, a portion of ordinary income dividends constituting “qualified dividend income,” when paid by a regulated investment company to non-corporate shareholders, may be taxable to such shareholders at long-term capital gain rates. However, to the extent the Fund’s distributions are derived from income on debt securities, they will not be qualified dividend income. Consequently, the Fund’s ordinary income dividends generally will not be eligible for taxation at the reduced rate.

Capital Gains. The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and properly designated as a capital gain dividend in reports sent to shareholders in January of each year, it will be taxable to shareholders as a long-term capital gain, regardless of how long a shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares. The tax rate on long-term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to 2011.

If the Fund elects to retain its net capital gain, the Fund will be subject to tax on the gain at the 35% corporate tax rate, and will provide to its shareholders of record on the last day of its taxable year information regarding their pro rata shares of the gain and tax paid. In this case, each shareholder will be required to report a pro rata share of such gain on the shareholder’s tax return as long-term capital gain, will receive a refundable tax credit for a pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for the shareholder’s shares of the Fund by an amount equal to the excess of the deemed distribution over the tax credit.

Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability, provided the required information is timely provided to the IRS.

Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his or her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares (including tax basis arising from reinvestment of dividends). All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares. If a shareholder of the Fund exercises an exchange privilege within 90 days of acquiring the shares of the Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged Fund shares reduces any charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year, with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed Certificate of Foreign Status.

If the foreign person fails to provide a certification of his or her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including “exempt-interest dividends”), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

The tax consequences to foreign person entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for the Fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund’s assets. The custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the Independent Registered Public Accounting Firm for the Fund. They audit the Fund’s financial statements and perform other related audit services. They also act as an independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester North Carolina Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester North Carolina Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester North Carolina Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2008
  OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Virginia Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Virginia Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Virginia Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2008
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUN

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—123.3%
North Carolina—44.3%
$1,400,000	Albermarle, NC Hospital Authority	5.250%	10/01/2038	$1,230,894
50,000	Asheville, NC COP[1]	5.125	06/01/2018	50,550
110,000	Asheville, NC Hsg. Authority (Woodridge Apartments)[1]	5.750	11/20/2029	110,198
10,000	Asheville, NC Hsg. Authority (Woodridge Apartments)	5.800	11/20/2039	9,792
10,000	Buncombe County, NC Center for Mental Retardation (Blue Ridge Area Foundation)[1]	7.750	11/01/2017	9,791
535,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	5.600	07/01/2027	438,106
325,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	7.750	02/01/2028	328,097
1,000,000	Charlotte, NC Douglas International Airport, Series B1	6.000	07/01/2017	1,025,320
40,000	Charlotte, NC Douglas International Airport, Series B1	6.000	07/01/2028	40,465
15,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (CHS/CMC/CIR/MHSP Obligated Group)	5.000	01/15/2031	16,049
65,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (CHS/CMC/CIR/MHSP Obligated Group)	5.000	01/15/2031	62,766
285,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.800	12/01/2016	286,388
35,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.850	12/01/2020	33,680
35,000	Cumberland County, NC Finance Corp. (Detention Center & Mental Health)[1]	5.250	06/01/2024	35,622
25,000	Dare County, NC COP[1]	5.000	05/01/2019	25,023
500,000	Durham, NC Hsg. Authority (Naples Terrace Apartments)[1]	5.700	06/01/2033	500,670
1,000,000	Elizabeth City, NC Multifamily Hsg. (Walker Landing)	5.125	03/20/2049	890,110
1,385,000	Gaston, NC IF&PCFA (National Gypsum)[1]	5.750	08/01/2035	1,152,403
110,000	Halifax County, NC IF&PCFA (Champion International Corp.)[1]	5.450	11/01/2033	90,896
70,000	Halifax County, NC IF&PCFA (International Paper Company)[1]	5.900	09/01/2025	64,364
2,400,000	Haywood County, NC IF&PCFA (International Paper Company)	4.450	03/01/2024	1,969,272
15,000	Madison, NC Center For Mental Retardation (Blue Ridge Area Foundation)	7.750	11/01/2017	15,015
60,000	Mecklenburg County, NC IF&PCFA (Fluor Corp.)[1]	5.250	12/01/2009	60,117
15,000	NC Appalachian State University (Utility System)[1]	5.000	05/15/2024	15,359
5,000	NC Capital Facilities Finance Agency (Duke University)[1]	5.125	10/01/2026	5,057
5,000	NC Capital Facilities Finance Agency (Duke University)	5.125	10/01/2041	5,010
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$1,000,000	NC Capital Facilities Finance Agency (Meredith College)[2]	6.000%	06/01/2031	$993,100
1,500,000	NC Capital Facilities Finance Agency (Meredith College)[2]	6.125	06/01/2035	1,500,975
75,000	NC Centennial Authority Hotel Tax (Arena)[1]	5.125	09/01/2019	76,548
10,000	NC Eastern Municipal Power Agency	5.125	01/01/2012	10,017
50,000	NC Eastern Municipal Power Agency	5.125	01/01/2026	46,945
45,000	NC Eastern Municipal Power Agency	5.750	01/01/2026	45,080
25,000	NC Eastern Municipal Power Agency	6.500	01/01/2018	27,711
195,000	NC Eastern Municipal Power Agency, Series A1	5.750	01/01/2026	195,347
350,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2017	350,263
240,000	NC Eastern Municipal Power Agency, Series B	5.500	01/01/2021	239,978
655,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	655,216
575,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	575,926
5,000	NC Educational Facilities Finance Agency (Davidson College)[1]	5.100	12/01/2012	5,010
60,000	NC Educational Facilities Finance Agency (St. Augustine’s College)[1]	5.250	10/01/2018	60,657
35,000	NC Fayetteville State University[1]	8.200	10/01/2009	35,161
15,000	NC HFA[1]	5.450	01/01/2011	15,387
90,000	NC HFA	5.625	07/01/2030	90,576
265,000	NC HFA	5.750	03/01/2017	273,069
30,000	NC HFA[1]	6.000	01/01/2016	30,393
230,000	NC HFA	6.000	07/01/2016	232,594
400,000	NC HFA (Home Ownership)	4.800	01/01/2039	348,544
500,000	NC HFA (Home Ownership)	4.850	07/01/2038	434,115
15,000	NC HFA (Home Ownership)[1]	4.950	01/01/2032	13,708
25,000	NC HFA (Home Ownership)[1]	5.000	07/01/2015	25,244
20,000	NC HFA (Home Ownership)[1]	5.100	07/01/2017	20,728
60,000	NC HFA (Home Ownership)[1]	5.150	01/01/2019	60,100
10,000	NC HFA (Home Ownership)[1]	5.200	01/01/2020	10,022
85,000	NC HFA (Home Ownership)[1]	5.200	07/01/2026	83,228
15,000	NC HFA (Home Ownership)[1]	5.250	07/01/2011	15,282
15,000	NC HFA (Home Ownership)[1]	5.250	07/01/2020	15,364
235,000	NC HFA (Home Ownership)[1]	5.250	01/01/2022	235,188
115,000	NC HFA (Home Ownership)[1]	5.250	07/01/2026	113,266
25,000	NC HFA (Home Ownership)[1]	5.250	07/01/2034	25,725
25,000	NC HFA (Home Ownership)[1]	5.375	01/01/2023	25,056
5,000	NC HFA (Home Ownership)[1]	5.375	01/01/2029	4,827
20,000	NC HFA (Home Ownership)[1]	5.400	07/01/2032	19,240
45,000	NC HFA (Home Ownership)[1]	5.950	01/01/2027	45,516
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$10,000	NC HFA (Multifamily Mtg.)[1]	5.350%	09/01/2014	$10,012
25,000	NC HFA (Multifamily Mtg.)[1]	5.450	09/01/2024	25,008
10,000	NC HFA (Multifamily Mtg.)[1]	6.700	01/01/2027	10,010
20,000	NC HFA (Multifamily)[1]	5.950	07/01/2021	20,260
5,000	NC HFA (Single Family)[1]	5.200	03/01/2010	5,045
20,000	NC HFA (Single Family)[1]	5.350	09/01/2028	20,780
10,000	NC HFA (Single Family)[1]	5.375	09/01/2014	10,357
5,000	NC HFA (Single Family)[1]	5.600	09/01/2019	5,173
15,000	NC HFA (Single Family)[1]	5.700	09/01/2026	15,495
40,000	NC HFA (Single Family)[1]	5.850	09/01/2028	41,208
30,000	NC HFA (Single Family)[1]	5.950	09/01/2017	30,793
20,000	NC HFA (Single Family)[1]	6.125	03/01/2018	21,097
10,000	NC HFA (Single Family)[1]	6.150	03/01/2017	10,335
40,000	NC HFA (Single Family)[1]	6.200	03/01/2018	41,134
20,000	NC HFA (Single Family)[1]	6.250	03/01/2017	20,609
160,000	NC HFA (Single Family)[1]	6.250	09/01/2027	165,554
10,000	NC HFA (Single Family)[1]	6.450	09/01/2027	10,104
280,000	NC Medical Care Commission (ARC/HDS Alamance Hsg. Corp.)[1]	5.800	10/01/2034	269,564
30,000	NC Medical Care Commission (Baptist Retirement)	6.300	10/01/2021	30,189
25,000	NC Medical Care Commission (Carolina Medicorp)	5.250	05/01/2009	25,052
20,000	NC Medical Care Commission (Carolina Medicorp)[1]	5.250	05/01/2026	20,017
95,000	NC Medical Care Commission (Catholic Health East)[1]	5.000	11/15/2018	96,545
50,000	NC Medical Care Commission (Catholic Health East)[1]	5.000	11/15/2028	49,806
15,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	5.000	11/01/2023	14,357
40,000	NC Medical Care Commission (First Health of the Carolinas)[1]	5.000	10/01/2028	39,097
25,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	22,980
270,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	245,749
10,000	NC Medical Care Commission (Grace Healthcare System)[1]	5.250	10/01/2016	10,019
200,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2018	182,754
55,000	NC Medical Care Commission (Halifax Regional Medical Center)	5.000	08/15/2024	47,079
180,000	NC Medical Care Commission (Moravian Home)[1]	5.100	10/01/2030	154,998
10,000	NC Medical Care Commission (Novant Health)[1]	5.000	10/01/2018	10,153
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$25,000	NC Medical Care Commission (Novant Health)[1]	5.000%	10/01/2024	$25,158
40,000	NC Medical Care Commission (Novant Health)	5.000	10/01/2028	40,046
50,000	NC Medical Care Commission (Novant Health)[1]	5.125	05/01/2016	50,080
45,000	NC Medical Care Commission (Novant Health)[1]	5.250	05/01/2021	45,057
235,000	NC Medical Care Commission (Novant Health)[1]	5.250	05/01/2026	235,214
1,000,000	NC Medical Care Commission (Pennybyrn at Maryfield)[1]	6.125	10/01/2035	916,520
60,000	NC Medical Care Commission (Rex Healthcare)[1]	5.000	06/01/2023	60,449
15,000	NC Medical Care Commission (Scotland Health Memorial Hospital)	5.375	10/01/2011	15,018
25,000	NC Medical Care Commission (Southeastern Regional Medical Center/Health Horizons Obligated Group)	6.250	06/01/2029	25,660
750,000	NC Medical Care Commission (Southminster)[1]	5.750	10/01/2037	717,240
145,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	145,145
25,000	NC Medical Care Commission (St. Josephs)[1]	5.125	10/01/2028	25,669
10,000	NC Medical Care Commission (St. Josephs)[1]	5.125	10/01/2028	10,011
25,000	NC Medical Care Commission (STHS)[1]	6.250	10/01/2019	25,748
10,000	NC Medical Care Commission (STHS/STMH/STM/HCC)	6.375	10/01/2029	10,241
20,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2014	20,240
60,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2019	60,483
45,000	NC Medical Care Commission (Village at Brookwood)[1]	6.375	01/01/2022	42,975
70,000	NC Medical Care Commission (Wake County Hospital System)	5.250	10/01/2017	71,530
865,000	NC Medical Care Commission (Wake County Hospital System)[1]	5.375	10/01/2026	872,967
50,000	NC Medical Care Commission (Wayne Memorial Hospital/Wayne Health Corp.)[1]	5.000	10/01/2021	50,728
135,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	5.375	01/01/2020	127,510
35,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	6.250	01/01/2027	34,900
10,000	NC Medical Care Commission Hospital (Almance Health System)[1]	5.500	08/15/2013	10,023
130,000	NC Medical Care Commission Hospital (Almance Health System)[1]	5.500	08/15/2024	130,170
500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)	6.000	04/01/2038	475,065
5,000	NC Medical Care Commission Retirement Facilities (Cypress Glen Retirement Community)[1]	6.000	10/01/2033	4,759
40,000	NC Medical Care Commission Retirement Facilities (Givens Estates)[1]	4.375	07/01/2009	39,888
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

North Carolina Continued
$25,000	NC Medical Care Commission Retirement Facilities (The Forest at Duke)	5.100%		09/01/2013	$24,904
5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500		10/01/2035	4,477
1,850,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)[1]	5.250		01/01/2032	1,501,442
20,000	NC Municipal Power Agency[1]	5.000		01/01/2020	20,305
105,000	NC Municipal Power Agency[1]	5.125		01/01/2015	106,232
50,000	NC Municipal Power Agency	5.125		01/01/2017	51,086
85,000	Northampton County, NC IF&PCFA (Champion International Corp.)[1]	6.450		11/01/2029	82,729
500,000	Northern Hospital District of Surry County, NC Health Care Facilities[2]	6.250		10/01/2038	499,325
100,000	Raleigh Durham, NC Airport Authority[1]	5.000		05/01/2037	88,945
40,000	Raleigh, NC GO1	5.500		06/01/2009	40,502

					23,815,894

U.S. Possessions—79.0%
100,000	Guam Education Financing Foundation COP[1]	5.000		10/01/2023	100,481
30,000	Guam GO1	5.375		11/15/2013	29,869
40,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	40,244
40,000	Guam Power Authority, Series A	5.250		10/01/2013	40,013
75,000	Guam Power Authority, Series A	5.250		10/01/2023	68,351
60,000	Guam Power Authority, Series A	5.250		10/01/2023	59,996
250,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.250		06/01/2032	235,005
67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[3]	06/01/2057	1,690,309
2,400,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	2,005,968
265,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2019	267,393
3,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	3,066,480
1,210,000	Puerto Rico Children’s Trust Fund (TASC)	5.375		05/15/2033	1,154,630
2,250,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	2,171,925
3,270,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	3,165,327
20,870,000	Puerto Rico Children’s Trust Fund (TASC)	6.460	[3]	05/15/2050	1,043,500
100,000	Puerto Rico Commonwealth GO1	0.000	[4]	07/01/2028	98,971
100,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	95,385
70,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	66,048
485,000	Puerto Rico Commonwealth GO1	5.250		07/01/2024	478,186
395,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	380,906
15,000	Puerto Rico Electric Power Authority, Series DD	5.000		07/01/2028	15,347
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$2,500,000	Puerto Rico Electric Power Authority, Series TT	5.000%		07/01/2037	$2,329,300
4,000,000	Puerto Rico Electric Power Authority, Series UU2,5	3.868	[6]	07/01/2031	2,800,006
10,000	Puerto Rico HFC[1]	5.100		12/01/2018	10,039
55,000	Puerto Rico HFC (Homeowner Mtg.)[1]	5.100		12/01/2031	52,173
445,000	Puerto Rico HFC, Series B1	5.300		12/01/2028	437,831
25,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2022	24,549
3,200,000	Puerto Rico Highway & Transportation Authority, Series N5	3.698	[6]	07/01/2045	2,239,996
335,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	293,282
35,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100		12/01/2018	36,692
50,000	Puerto Rico Industrial Devel. Company, Series B1	5.375		07/01/2016	51,098
1,400,000	Puerto Rico Infrastructure	5.000		07/01/2046	1,269,646
20,000	Puerto Rico Infrastructure	5.500		10/01/2040	20,757
260,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600		10/01/2014	259,511
725,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250		10/01/2024	704,323
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	2,032,995
1,650,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,383,872
35,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	34,686
80,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	72,984
45,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)	5.500		07/01/2026	45,385
615,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250		06/01/2026	515,056
1,315,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	1,125,048
85,000	Puerto Rico Port Authority, Series D1	6.000		07/01/2021	85,331
35,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	35,182
30,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	28,587
5,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	4,766
10,000	Puerto Rico Public Finance Corp., Series A1	5.750		08/01/2027	10,464
6,500,000	Puerto Rico Sales Tax Financing Corp., Series A	4.221	[6]	08/01/2057	4,615,000
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2057	1,864,200
200,000	University of Puerto Rico[1]	5.000		06/01/2025	191,754
250,000	University of Puerto Rico[1]	5.000		06/01/2026	238,498
300,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	279,081
370,000	University of V.I., Series A	6.000		12/01/2024	372,427
30,000	University of V.I., Series A	6.250		12/01/2029	30,324
50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	46,662
2,000,000	V.I. Public Finance Authority (Hovensa Refinery)	4.700		07/01/2022	1,703,597
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$240,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125%	07/01/2022	$239,184
200,000	V.I. Public Finance Authority (Hovensa)[1]	5.875	07/01/2022	195,084
300,000	V.I. Public Finance Authority, Series A1	5.625	10/01/2025	301,419
175,000	V.I. Public Finance Authority, Series A1	5.625	10/01/2025	175,828
50,000	V.I. Public Finance Authority, Series E1	6.000	10/01/2022	50,132

				42,481,083

Total Investments, at Value (Cost $72,884,919)—123.3%				66,296,977

Liabilities in Excess of Other Assets—(23.3)				(12,527,226)

Net Assets—100.0%				$53,769,751

Footnotes to Statement of Investments
1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

6.	Represents the current interest rate for a variable or increasing rate security.
To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens	ITEMECF	Industrial, Tourist, Educational, Medical
CHS	Catholic Health Service		and Environmental Community Facilities
CIR	Charlotte Institute of Rehabilitation
CMC	Carolinas Medical Center	MHSP	Mercy Hospital South Pineville
COP	Certificates of Participation	ROLs	Residual Option Longs
GO	General Obligation	STHS	Stanly Health Services
HCC	Home Care of the Carolinas	STM	Stanly Manor
HFA	Housing Finance Agency	STMH	Stanly Memorial Hospital
HFC	Housing Finance Corp.	STTLC	Stanly Total Living Center
IF&PCFA	Industrial Facilities & Pollution Control	TASC	Tobacco Settlement Asset-Backed Bonds
Financing Authority
IMEPCF	Industrial, Medical and Environmental	V.I.	United States Virgin Islands
Pollution Control Facilities
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—148.2%
Virginia—112.1%
$25,000	Alexandria, VA IDA (Alexandria Hospital)[1]	5.500%	07/01/2014	$25,055
10,000	Alexandria, VA IDA Educational Facilities (Episcopal High School)[1]	5.250	01/01/2010	10,020
265,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	264,004
810,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	810,972
60,000	Alexandria, VA Redevel. & Hsg. Authority (CRS Alexandria Hsg. Corp.)[1]	6.125	10/01/2029	60,979
180,000	Alexandria, VA Redevel. & Hsg. Authority (Essex House)[1]	5.550	07/01/2028	179,332
50,000	Arlington County, VA IDA (Ogden Martin Systems of Union)[1]	5.375	01/01/2013	50,809
5,000	Broadway, VA IDA (Bridgewater College)[1]	5.375	04/01/2033	5,016
265,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500	07/15/2035	226,980
25,000	Chesapeake, VA Airport Authority[1]	5.300	08/01/2019	25,210
30,000	Chesapeake, VA GO1	5.000	05/01/2014	30,657
10,000	Chesapeake, VA IDA (Chesapeake Court House)[1]	5.250	06/01/2017	10,219
500,000	Chesterfield County, VA EDA (VA Electric & Power Company)[1]	5.600	11/01/2031	466,325
25,000	Danville, VA IDA (Collegiate Hsg. Foundation)[1]	6.500	06/01/2014	25,865
70,000	Danville, VA IDA Educational Facilities (Averett University)[1]	6.000	03/15/2016	71,544
130,000	Dulles, VA Town Center CDA (Dulles Town Center)[1]	6.250	03/01/2026	127,321
20,000	Fairfax County, VA IDA (Inova Health Systems)[1]	5.000	08/15/2025	19,702
30,000	Fairfax County, VA Redevel. & Hsg. Authority (Grand View Apartments)[1]	5.450	08/01/2025	30,036
25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875	08/01/2027	25,035
135,000	Fairfax County, VA Redevel. & Hsg. Authority (Paul Spring Retirement Center)[1]	6.000	12/15/2028	139,236
1,220,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.450	03/01/2036	879,266
1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.800	03/01/2036	944,075
60,000	Galax, VA IDA Hospital Facilities (Twin County Regional Healthcare)[1]	5.750	09/01/2020	60,197
10,000	Hampton Roads, VA Regional Jail Authority[1]	5.000	07/01/2028	9,974
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Virginia Continued
$500,000	Hampton, VA Redevel. and Hsg. Authority (Olde Hampton)	6.500%	07/01/2016	$466,405
170,000	Henrico County, VA IDA (Browning-Ferris Industries)[1]	5.875	03/01/2017	159,139
50,000	Henrico County, VA IDA (Collegiate School)[1]	5.100	10/15/2029	49,228
25,000	Henrico County, VA IDA (Governmental)	5.500	06/01/2014	25,124
75,000	Henrico County, VA IDA (Governmental)[1]	5.600	06/01/2016	75,384
100,000	Henrico County, VA IDA (Governmental)[1]	5.600	06/01/2017	100,512
50,000	Hopewell, VA GO1	5.000	07/15/2009	50,103
600,000	Isle Wight County, VA IDA Environmental Improvement (International Paper Company)[1]	6.600	05/01/2024	605,814
125,000	James City County, VA IDA (Anheuser-Busch Companies)[1]	6.000	04/01/2032	125,190
10,000	Lancaster County, VA IDA (Rappahannock Westminster Canterbury)[1]	6.000	04/01/2032	9,087
500,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050	03/01/2027	438,210
35,000	Loudoun County, VA IDA (Dulles Airport Marriott Hotel)[1]	7.125	09/01/2015	35,133
65,000	Louisa, VA IDA Pollution Control (Virginia Electric & Power Company)[1]	5.250	12/01/2008	65,482
35,000	Louisa, VA IDA Pollution Control (Virginia Electric & Power Company)[1]	5.450	01/01/2024	35,045
535,000	Louisa, VA IDA Pollution Control (Virginia Electric & Power Company)[1]	5.450	01/01/2024	540,778
10,000	Lynchburg, VA IDA (Lynchburg College)[1]	5.250	09/01/2028	9,481
15,000	Lynchburg, VA IDA (The Summit)[1]	6.125	01/01/2021	14,809
10,000	Manassas, VA GO1	6.000	05/01/2014	10,227
50,000	Manassas, VA IDA (Prince William Hospital)[1]	5.125	04/01/2023	49,871
100,000	New Port, VA CDA[1]	5.600	09/01/2036	77,186
35,000	Norfolk, VA Airport Authority (Air Cargo)[1]	6.250	01/01/2030	34,056
300,000	Norfolk, VA EDA, Series A1	6.000	11/01/2036	262,290
10,000	Norfolk, VA GO1	5.750	06/01/2017	10,023
790,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)[1]	6.125	01/01/2035	746,834
35,000	Norfolk, VA Water[1]	5.125	11/01/2028	35,196
55,000	Norfolk, VA Water[1]	5.250	11/01/2013	55,105
330,000	Norfolk, VA Water[1]	5.375	11/01/2023	330,376
105,000	Norfolk, VA Water[1]	5.900	11/01/2025	102,395
50,000	Northampton County, VA GO1	5.300	07/15/2018	51,122
50,000	Northern VA Transportation District (Virginia Railway Express)[1]	5.150	07/01/2012	51,087
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Virginia Continued
$20,000	Northern VA Transportation District (Virginia Railway Express)[1]	5.400%	07/01/2017	$20,441
290,000	Norton, VA IDA (Norton Community Hospital)[1]	6.000	12/01/2022	294,907
1,100,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450	09/01/2037	953,733
75,000	Prince William County, VA IDA (Melrose Apartments)[1]	5.400	01/01/2029	75,176
85,000	Prince William County, VA IDA (Potomac Place Associates)[1]	6.250	12/20/2027	86,769
185,000	Prince William County, VA IDA (Prince William Hospital)[1]	5.250	04/01/2019	185,048
15,000	Prince William County, VA IDA (Prince William Hospital)[1]	5.625	04/01/2012	15,035
500,000	Reynolds Crossing, VA Community Devel. Authority (Reynolds Crossing)[1]	5.100	03/01/2021	438,185
45,000	Richmond, VA IDA (Virginia Commonwealth University Real Estate Foundation)[1]	5.550	01/01/2031	45,474
5,000	Richmond, VA Metropolitan Authority (Expressway)[1]	5.400	01/15/2013	5,069
20,000	Richmond, VA Redevel. & Hsg. Authority (Old Manchester)[1]	5.000	03/01/2015	20,215
25,000	Roanoke, VA IDA (Virginia Lutheran Homes)[1]	6.000	12/01/2032	23,515
80,000	Southampton County, VA IDA Medical Facilities Mtg.[1]	5.625	01/15/2022	81,521
1,145,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2028	1,132,783
1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500	08/01/2038	984,910
40,000	Stafford County, VA COP[1]	5.000	11/01/2009	40,076
100,000	Stafford County, VA EDA Hospital Facilities (MediCorp Health System)[1]	5.250	06/15/2037	96,308
5,000	Suffolk County, VA IDA (Hotel & Conference Center)[1]	5.125	10/01/2035	5,535
725,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.150	09/01/2024	664,289
400,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300	09/01/2031	358,212
430,000	Suffolk, VA Redevel. & Hsg. Authority (Hope Village Apartments)	5.600	02/01/2033	437,362
200,000	VA Celebrate South CDA Special Assessment[1]	6.250	03/01/2037	170,100
250,000	VA Gateway Community Devel. Authority[1]	6.375	03/01/2030	244,363
100,000	VA H2O Community Devel. Authority[1]	5.200	09/01/2037	72,159
50,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	5.600	11/01/2017	50,741
25,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	6.000	11/01/2011	25,286
50,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	6.200	05/01/2012	50,567
20,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.000	11/01/2014	20,286
80,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.000	11/01/2019	79,788
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$90,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.450%		05/01/2012	$91,900
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.500		05/01/2013	10,205
50,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.500		11/01/2013	51,071
15,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.750		11/01/2009	15,032
15,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.800		11/01/2009	15,176
100,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.800		05/01/2012	100,162
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.950		05/01/2009	10,019
30,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		05/01/2010	30,349
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		05/01/2010	10,019
225,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		11/01/2017	226,924
55,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.150		05/01/2011	55,691
25,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.200		05/01/2013	25,253
50,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.250		01/01/2019	50,606
220,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.250		09/01/2022	220,242
25,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.350		02/01/2011	25,750
325,000	VA Hsg. Devel. Authority (Rental Hsg.)	5.450		11/01/2027	318,585
2,500,000	VA Hsg. Devel. Authority (Rental Hsg.)	5.550		01/01/2027	2,491,100
150,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.625		10/01/2020	151,844
1,355,000	VA Hsg. Devel. Authority (Rental Hsg.)	5.625		11/01/2038	1,309,879
45,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.650		02/01/2014	45,888
75,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.750		02/01/2017	76,373
65,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	6.000		08/01/2017	66,709
45,000	VA Hsg. Devel. Authority, Series B1	5.500		03/01/2021	45,377
40,000	VA Hsg. Devel. Authority, Series B1	5.600		05/01/2008	40,057
35,000	VA Hsg. Devel. Authority, Series B1	5.950		05/01/2016	35,811
105,000	VA Hsg. Devel. Authority, Series D1	5.125		06/01/2019	105,693
75,000	VA Hsg. Devel. Authority, Series D1	6.000		04/01/2024	76,148
50,000	VA Hsg. Devel. Authority, Series E1	5.700		05/01/2011	50,092
50,000	VA Hsg. Devel. Authority, Series H1	5.350		07/01/2031	50,055
40,000	VA Hsg. Devel. Authority, Series H1	5.625		11/01/2022	40,410
140,000	VA Hsg. Devel. Authority, Series J1	6.250		05/01/2015	141,116
105,000	VA Hsg. Devel. Authority, Series L1	5.950		11/01/2009	105,192
235,000	VA Multifamily Hsg. (The Broad Point/American International Group)	5.950	[2]	11/01/2033	236,690
30,000	VA New River Valley Regional Jail Authority[1]	5.125		10/01/2019	30,550
400,000	VA Peninsula Ports Authority (The Brinks Company)[1]	6.000		04/01/2033	386,212
85,000	VA Peninsula Ports Authority Health Care Facilities (Bon Secours Health Systems)[1]	5.250		08/15/2023	86,356
1,000,000	VA Port Authority[3]	5.000		07/01/2036	911,340
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$20,000	VA Port Authority[1]	5.000%		07/01/2027	$19,303
750,000	VA Port Authority P-Floats[4]	5.500	[2]	07/01/2036	750,000
20,000	VA Resources Authority Airports, Series B1	5.125		08/01/2027	19,602
45,000	VA Resources Authority Water & Sewer (South Hill)[1]	5.200		11/01/2017	45,992
250,000	VA Small Business Financing Authority (Wellmont Health System)	5.250		09/01/2037	223,910
22,000,000	VA Tobacco Settlement Authority	5.770	[5]	06/01/2047	1,253,780
13,000,000	VA Tobacco Settlement Authority	6.700	[5]	06/01/2047	808,080
150,000	VA Tobacco Settlement Authority (TASC)[1]	5.500		06/01/2026	164,763
25,000	Virginia Beach, VA Devel. Authority (Beth Sholom)[1]	5.200		04/01/2034	24,859
45,000	Virginia Beach, VA Devel. Authority (Our Lady of Perpetual Help Health Center)[1]	6.150		07/01/2027	44,500
100,000	Virginia Beach, VA Industrial Devel. Revenue (Holiday Inn)[1]	7.250		12/01/2012	100,061
500,000	Watkins Centre, VA Community Devel. Auth.[1]	5.400		03/01/2020	453,485
290,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[1]	6.250		03/01/2019	226,829
410,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[1]	6.375		03/01/2019	320,686
200,000	White Oaks, VA Village Shops Community Devel. Authority Special Assessment[1]	5.300		03/01/2017	193,036
250,000	Winchester, VA IDA (Shenandoah University)[1]	5.250		10/01/2028	251,160
35,000	York County, VA IDA (Virginia Electric & Power Company)[1]	5.500		07/01/2009	35,255

					28,471,551
U.S. Possessions—36.1%
35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	35,214
200,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	167,164
25,800,000	Puerto Rico Children’s Trust Fund (TASC)	6.417	[5]	05/15/2050	1,290,000
125,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	119,280
300,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	290,397
40,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	38,573
2,000,000	Puerto Rico Electric Power Authority, Series UU4,6	3.868	[2]	07/01/2031	1,400,000
245,000	Puerto Rico HFC, Series B1	5.300		12/01/2028	241,053
5,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100		12/01/2018	5,242
15,000	Puerto Rico Infrastructure	5.000		07/01/2041	13,564
115,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	114,784
325,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	315,731
905,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	867,859
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	99,102
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	3.100	[2]	08/01/2057	3,550,000
250,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2057	233,017
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$300,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700%	07/01/2022	$255,540
120,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125	07/01/2022	119,592

				9,156,112

Total Investments, at Value (Cost $42,978,381)—148.2%				37,627,663

Liabilities in Excess of Other Assets—(48.2)				(12,245,648)

Net Assets—100.0%				$25,382,015

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

4.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2008 was $2,150,000, which represents 8.47% of the Fund’s net assets. See Note 5 of accompanying Notes.

5.	Zero coupon bond reflects effective yield on the date of purchase.

6.	When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.
To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority	ITEMECF	Industrial, Tourist, Educational, Medical
COP	Certificates of Participation		and Environmental Community
EDA	Economic Devel. Authority		Facilities
GO	General Obligation	P-Floats	Puttable Floats
HFC	Housing Finance Corp.	ROLs	Residual Option Longs
IDA	Industrial Devel. Agency	TASC	Tobacco Settlement Asset-Backed
IMEPCF	Industrial, Medical and Environmental		Bonds
	Pollution Control Facilities	V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	North Carolina	Virginia
	Municipal	Municipal
March 31, 2008	Fund	Fund

Assets

Investments, at cost	$72,884,919	$42,978,381

Investments, at value	$66,296,977	$37,627,663
Cash	145,493	174,789
Receivables and other assets:
Investments sold*	5,247,072	959,968
Interest	986,292	482,905
Shares of beneficial interest sold	422,948	82,924
Due from Manager	—	239
Other	1,485	1,128

Total assets	73,100,267	39,329,616

Liabilities

Payables and other liabilities:
Payable on borrowings (See Note 6)	7,700,000	7,500,000
Payable for short-term floating rate notes issued (See Note 1)	4,985,000	3,250,000
Investments purchased**	6,506,686	3,078,342
Dividends	48,801	25,896
Shares of beneficial interest redeemed	13,196	28,612
Interest expense on borrowings	17,995	20,047
Distribution and service plan fees	24,020	10,838
Shareholder communications	2,790	4,455
Trustees’ compensation	1,514	972
Transfer and shareholder servicing agent fees	1,122	711
Other	29,392	27,728

Total liabilities	19,330,516	13,947,601

Net Assets	$53,769,751	$25,382,015

Composition of Net Assets

Par value of shares of beneficial interest	$4,359	$2,489
Additional paid-in capital	61,924,441	30,997,486
Accumulated net investment income	206,467	431,754
Accumulated net realized loss on investments	(1,777,574)	(698,996)
Net unrealized depreciation on investments	(6,587,942)	(5,350,718)

Net Assets	$53,769,751	$25,382,015

*Investments sold on a when-issued or delayed delivery basis	$2,849,505	$—
**Investments purchased on a when-issued or delayed delivery basis	$6,091,175	$1,572,522
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	North Carolina	Virginia
	Municipal	Municipal
	Fund	Fund

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$43,726,132	$19,946,189
Shares of beneficial interest outstanding	3,544,540	1,954,887
Per share	$12.34	$10.20
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.96	$10.71

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$733,274	$445,635
Shares of benefical interest outstanding	59,451	43,727
Per share	$12.33	$10.19

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$9,310,345	$4,990,191
Shares of benefical interest outstanding	754,932	490,084
Per share	$12.33	$10.18
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF OPERATIONS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	North Carolina	Virginia
	Municipal	Municipal
For the Year Ended March 31, 2008	Fund	Fund

Investment Income

Interest	$2,670,598	$1,748,704

Expenses

Management fees	229,261	116,750
Distribution and service plan fees:
Class A	55,768	26,609
Class B	3,526	3,729
Class C	74,255	31,271
Transfer and shareholder servicing agent fees:
Class A	4,308	4,693
Class B	415	344
Class C	4,891	1,965
Shareholder communications:
Class A	5,574	10,547
Class B	653	1,033
Class C	3,841	1,550
Interest expense on borrowings	304,445	334,710
Interest expense and fees on short-term floating rate notes issued (See Note 1)	200,417	188,560
Legal, auditing and other professional fees	41,555	40,820
Custodian fees and expenses	4,380	3,252
Trustees’ compensation	1,554	716
Other	30,516	29,974

Total expenses	965,359	796,523
Less reduction to custodian expenses	(725)	(1,672)
Less waivers and reimbursements of expenses	(372,232)	(410,161)

Net expenses	592,402	384,690

Net Investment Income	2,078,196	1,364,014

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,776,273)	(697,542)
Increase from payment by affiliate	—	194

Net realized loss	(1,776,273)	(697,348)
Net change in unrealized depreciation on investments	(6,635,309)	(5,540,676)

Net Decrease in Net Assets Resulting from Operations	$(6,333,386)	$(4,874,010)

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer Rochester North Carolina Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations

Net investment income	$2,078,196	$214,190
Net realized loss	(1,776,273)	(1,301)
Net change in unrealized appreciation (depreciation)	(6,635,309)	47,367

Net increase (decrease) in net assets resulting from operations	(6,333,386)	260,256

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(1,592,505)	(149,994)
Class B	(14,274)	(709)
Class C	(288,736)	(42,285)

	(1,895,515)	(192,988)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:
Class A	39,627,728	10,717,031
Class B	745,953	61,014
Class C	5,456,372	5,221,286

	45,830,053	15,999,331

Net Assets

Total increase	37,601,152	16,066,599
Beginning of period	16,168,599	102,000 [2]

End of period (including accumulated net investment income of $206,467 and $23,786, respectively)	$53,769,751	$16,168,599

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 31, 2006.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS Continued
Oppenheimer Rochester Virginia Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations

Net investment income	$1,364,014	$334,588
Net realized loss	(697,348)	(1,454)
Net change in unrealized appreciation (depreciation)	(5,540,676)	189,958

Net increase (decrease) in net assets resulting from operations	(4,874,010)	523,092

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(883,093)	(222,574)
Class B	(15,868)	(957)
Class C	(135,428)	(9,222)

	(1,034,389)	(232,753)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:
Class A	13,750,396	10,634,898
Class B	407,271	148,549
Class C	4,696,964	1,259,997

	18,854,631	12,043,444

Net Assets

Total increase	12,946,232	12,333,783
Beginning of period	12,435,783	102,000 [2]

End of period (including accumulated net investment income of $431,754 and $102,129, respectively)	$25,382,015	$12,435,783

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 10, 2006.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS
Oppenheimer Rochester North Carolina Municipal Fund

Year
Ended
March 31,
2008

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(6,333,386)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(58,353,179)
Proceeds from disposition of investment securities	19,231,433
Short-term investment securities, net	(13,235,758)
Premium amortization	167,555
Discount accretion	(133,564)
Net realized loss on investments	1,776,273
Net change in unrealized depreciation on investments	6,635,309
Increase in interest receivable	(710,532)
Increase in receivable for securities sold	(5,247,072)
Increase in other assets	(342)
Increase in payable for securities purchased	5,930,652
Increase in payable for accrued expenses	26,948

Net cash used in operating activities	(50,245,663)

Cash Flows from Financing Activities

Proceeds from bank borrowings	60,600,000
Payments on bank borrowings	(56,400,000)
Proceeds from short-term floating rate notes issued	2,185,000
Proceeds from shares sold	54,301,531
Payment on shares redeemed	(9,291,127)
Cash distributions paid	(1,328,251)

Net cash provided by financing activities	50,067,153

Net decrease in cash	(178,510)
Cash, beginning balance	324,003

Cash, ending balance	$145,493

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $526,152.
Cash paid for interest on bank borrowings—$297,156.
Cash paid for interest on short-term floating rate notes issued—$200,417.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS
Oppenheimer Rochester Virginia Municipal Fund

Year
Ended
March 31,
2008

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(4,874,010)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(29,554,422)
Proceeds from disposition of investment securities	10,643,180
Short-term investment securities, net	(7,195,043)
Premium amortization	131,597
Discount accretion	(260,816)
Net realized loss on investments	697,348
Net change in unrealized depreciation on investments	5,540,676
Increase in interest receivable	(263,949)
Increase in receivable for securities sold	(291,868)
Increase in other assets	(259)
Increase in payable for securities purchased	2,985,362
Increase in payable for accrued expenses	17,006

Net cash used in operating activities	(22,425,198)

Cash Flows from Financing Activities

Proceeds from bank borrowings	33,800,000
Payments on bank borrowings	(30,200,000)
Proceeds from short-term floating rate notes issued	750,000
Proceeds from shares sold	24,339,334
Payment on shares redeemed	(5,707,628)
Cash distributions paid	(695,850)

Net cash provided by financing activities	22,285,856

Net decrease in cash	(139,342)
Cash, beginning balance	314,131

Cash, ending balance	$174,789

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $318,900.
Cash paid for interest on bank borrowings—$329,381.
Cash paid for interest on short-term floating rate notes issued—$188,560.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS
Oppenheimer Rochester North Carolina Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.64	$14.40
Income (loss) from investment operations:
Net investment income[2]	.70	.31
Net realized and unrealized gain (loss)	(2.36)	.19

Total from investment operations	(1.66)	.50
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.26)

Net asset value, end of period	$12.34	$14.64

Total Return, at Net Asset Value[3]	(11.70)%	3.48%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$43,726	$10,883
Average net assets (in thousands)	$33,933	$7,927
Ratios to average net assets:[4]
Net investment income	5.12%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued	1.64%	2.09%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.15%

Total expenses	2.12%	2.24%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.28%	0.95%
Portfolio turnover rate	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester North Carolina Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.59	.25
Net realized and unrealized gain (loss)	(2.37)	.20

Total from investment operations	(1.78)	.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.21)

Net asset value, end of period	$12.33	$14.64

Total Return, at Net Asset Value[3]	(12.43)%	3.14%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$733	$62

Average net assets (in thousands)	$354	$47

Ratios to average net assets:[4]
Net investment income	4.40%	3.59%
Expenses excluding interest and fees on short-term floating rate notes issued	2.69%	10.13%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.15%

Total expenses	3.17%	10.28%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.03%	1.70%

Portfolio turnover rate	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester North Carolina Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$14.63	$14.40

Income (loss) from investment operations:
Net investment income[2]	.60	.25
Net realized and unrealized gain (loss)	(2.37)	.19

Total from investment operations	(1.77)	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.21)

Net asset value, end of period	$12.33	$14.63

Total Return, at Net Asset Value[3]	(12.37)%	3.02%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$9,311	$5,224

Average net assets (in thousands)	$7,422	$2,670

Ratios to average net assets:[4]
Net investment income	4.39%	3.56%
Expenses excluding interest and fees on short-term floating rate notes issued	2.69%	2.95%
Interest and fees on short-term floating rate notes issued[5]	0.48%	0.15%

Total expenses	3.17%	3.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.03%	1.70%

Portfolio turnover rate	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Virginia Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.21	$12.60

Income (loss) from investment operations:
Net investment income[2]	.78	.54
Net realized and unrealized gain (loss)	(3.20)	.44

Total from investment operations	(2.42)	.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.37)

Net asset value, end of period	$10.20	$13.21

Total Return, at Net Asset Value[3]	(18.85)%	7.81%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$19,946	$11,023

Average net assets (in thousands)	$17,701	$7,721

Ratios to average net assets:[4]
Net investment income	6.54%	5.89%
Expenses excluding interest and fees on short-term floating rate notes issued	2.73%	3.11%
Interest and fees on short-term floating rate notes issued[5]	0.89%	0.32%

Total expenses	3.62%	3.43%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.69%	1.12%

Portfolio turnover rate	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Virginia Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.20	$12.60

Income (loss) from investment operations:
Net investment income[2]	.68	.43
Net realized and unrealized gain (loss)	(3.19)	.47

Total from investment operations	(2.51)	.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.30)

Net asset value, end of period	$10.19	$13.20

Total Return, at Net Asset Value[3]	(19.48)%	7.13%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$446	$150

Average net assets (in thousands)	$373	$40

Ratios to average net assets:[4]
Net investment income	5.81%	4.66%
Expenses excluding interest and fees on short-term floating rate notes issued	3.84%	8.07%
Interest and fees on short-term floating rate notes issued[5]	0.89%	0.32%

Total expenses	4.73%	8.39%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.44%	1.87%

Portfolio turnover rate	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction withinverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Virginia Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	$13.19	$12.60
Income (loss) from investment operations:
Net investment income[2]	.68	.43
Net realized and unrealized gain (loss)	(3.19)	.44

Total from investment operations	(2.51)	.87
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.28)

Net asset value, end of period	$10.18	$13.19

Total Return, at Net Asset Value[3]	(19.50)%	6.95%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$4,990	$1,263
Average net assets (in thousands)	$3,147	$400
Ratios to average net assets:[4]
Net investment income	5.84%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued	3.51%	4.38%
Interest and fees on short-term floating rate notes issued[5]	0.89%	0.32%

Total expenses	4.40%	4.70%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.44%	1.87%
Portfolio turnover rate	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester North Carolina Municipal Fund (“North Carolina Fund”) and Oppenheimer Rochester Virginia Municipal Fund (“Virginia Fund’), collectively (the “Funds”) are each non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The investment objective of each of the Funds is to seek a high level of current interest income exempt from federal and its state income taxes for individual investors as is consistent with preservation of capital. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Funds offer Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Funds in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Funds.
Securities Valuation. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Funds’ assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently
 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Funds on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Funds’ net asset value to the extent the Funds execute such transactions while remaining substantially fully invested. When the Funds engage in when-issued or delayed delivery transactions, they rely on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Funds to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Funds maintain internally designated assets with a market value equal to or greater than the amount of their purchase commitments. The Funds may also sell securities that they purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2008, the Funds had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis:

	When-Issued or Delayed Delivery
	Basis Transactions

North Carolina Fund	Purchased securities	$6,091,175
North Carolina Fund	Sold securities	2,849,505
Virginia Fund	Purchased securities	1,572,522
Inverse Floating Rate Securities. The Funds invest in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Funds may invest up to 20% of their total assets (which includes the effects of leverage) in inverse floaters. As of March 31, 2008, inverse floaters, including the effects of leverage, were held by the following Funds.

	Inverse Floaters Includes
	the Effects of Leverage	% of Total Assets

North Carolina Fund	$3,498,031	4.79%
Virginia Fund	2,458,505	6.25
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Certain inverse floating rate securities are created when the Funds purchase and subsequently transfer a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Funds. The terms of these inverse floating rate securities grant the Funds the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Funds’ repurchase of the underlying municipal bond. Following such a request, the Funds pay the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchange the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Funds include the municipal bond position on their Statement of Investments (but do not separately include the inverse floating rate securities received). The Funds also include the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on their Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Funds’ Statement of Operations. At March 31, 2008, the value of municipal bond holdings are shown on the Funds’ Statement of Investments and are held by such Trusts and serve as collateral for short-term floating rate notes issued and outstanding at that date are as follows:

	Value of Municipal	Short-term Floating
	Bond Holdings	Rate Notes Issued

North Carolina Fund	$5,040,002	$4,985,000
Virginia Fund	4,461,340	3,250,000
At March 31, 2008, the following Funds’ residual exposure to these types of inverse floating rate securities was as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

North Carolina Fund
$1,145,000	Puerto Rico Electric Power Authority ROLs[3]	0.00%[4]	7/1/31	$(54,994)
1,070,000	Puerto Rico Highway & Transportation Authority ROLs[3]	4.87	7/1/45	109,996

				$55,002

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 45 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.

4.	The underlying bond was purchased on a when-issued or delayed delivery basis. Therefore, the interest rate will be determined upon settlement.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

Virginia Fund
$2,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.61%	8/1/57	$1,050,000
250,000	VA Port Authority ROLs	2.86	7/1/36	161,340

				$1,211,340

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 51 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Funds enter into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Funds. These agreements commit the Funds to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Funds would not be required to make such a reimbursement. The Manager monitors the Funds’ potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Funds’ investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2008, in addition to the exposure detailed in the preceding table, the Funds’ maximum exposure under such agreements are estimated as follows:

Approximate Maximum Exposure

North Carolina Fund	$ 4,985,000
Virginia Fund	2,500,000
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Funds file income tax returns in U.S. federal and
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Funds must satisfy under the income tax regulations, losses the Funds may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

				Net Unrealized
				Depreciation
				Based on
				Cost of Securities
				and Other
	Undistributed Net			Investments for
	Investment	Undistributed	Accumulated Loss	Federal Income
	Income	Long-Term Gain	Carryforward[1,2,3,4]	Tax Purposes

North Carolina Fund	$236,880	$—	$1,017,413	$7,348,103
Virginia Fund	460,191	—	698,146	5,351,568

1.	As of March 31, 2008, the Funds had net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions as shown in the following table:

Net Capital Loss Carryforwards

North Carolina Fund	$ 186,537
Virginia Fund	241,618
As of March 31, 2008, details of the capital loss carryforwards were as follows:

North Carolina Fund		Virginia Fund
Expiring		Expiring

2015	$—	2015	$19
2016	186,537	2016	241,599

Total	$186,537		$241,618

2.	As of March 31, 2008, the Funds had post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017. As of March 31, 2008, the post-October losses were as follows:

Post-October Losses

North Carolina Fund	$ 830,876
Virginia Fund	456,528

3.	During the fiscal year ended March 31, 2008, the Funds did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2007, the Funds did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.
Accordingly, the following amounts have been reclassified for March 31, 2008. Net assets of Virginia Fund were unaffected by the reclassifications.

	Increase to	Increase to Accumulated
	Paid-in Capital	Realized Loss on Investment

Virginia Fund	$194	$ 194
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the year ended March 31, 2008 and for the period ended March 31, 2007 was as follows:

	Year Ended	Period Ended
North Carolina Fund	March 31, 2008	March 31, 2007

Distributions paid from:
Exempt-interest dividends	$1,892,984	$192,702
Ordinary Income	2,531	286

Total	$1,895,515	$192,988

	Year Ended	Period Ended
Virginia Fund	March 31, 2008	March 31, 2007

Distributions paid from:
Exempt-interest dividends	$1,033,237	$232,580
Ordinary Income	1,152	173

Total	$1,034,389	$232,753

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	Federal	Gross	Gross
	Tax Cost	Unrealized	Unrealized	Net Unrealized
	of Securities	Appreciation	Depreciation	Depreciation

North Carolina Fund	$68,645,662	$206,049	$7,554,152	$7,348,103
Virginia Fund	39,731,754	30,535	5,382,103	5,351,568
Trustees’ Compensation. The Funds have adopted an unfunded retirement plan (the “Plan”) for the Funds’ independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2008, the Funds’ projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

	Projected Benefit	Payments Made	Accumulated
	Obligations Increased	to Retired Trustees	Liability

North Carolina Fund	$ 1,031	$ 167	$ 1,153
Virginia Fund	422	128	710
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

they are entitled to receive from the Funds. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Funds or in other Oppenheimer funds selected by the Trustee. The Funds purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Funds’ asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Funds on any cash overdrafts of their custodian accounts during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Funds pay interest to their custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Funds, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Funds during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Funds have authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the Funds were as follows:

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
North Carolina Fund	Shares	Amount	Shares	Amount

Class A
Sold	3,222,345	$45,313,153	737,964	$10,740,097
Dividends and/or distributions reinvested	27,276	369,410	3,903	57,119
Redeemed	(448,419)	(6,054,835)	(5,473)	(80,185)

Net increase	2,801,202	$39,627,728	736,394	$10,717,031

Class B
Sold	58,582	$790,188	6,300	$92,241
Dividends and/or distributions reinvested	573	7,669	8	114
Redeemed	(3,940)	(51,904)	(2,141)	(31,341)

Net increase	55,215	$745,953	4,167	$61,014

Class C
Sold	617,958	$8,454,877	358,919	$5,249,530
Dividends and/or distributions reinvested	10,867	149,073	1,766	25,829
Redeemed	(230,944)	(3,147,578)	(3,703)	(54,073)

Net increase	397,881	$5,456,372	356,982	$5,221,286

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 6,944.444 shares of Class A at a value of $100,000 and 69.444 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Virginia Fund	Shares	Amount	Shares	Amount

Class A
Sold	1,487,049	$17,942,983	860,844	$11,089,523
Dividends and/or distributions reinvested	19,890	230,146	2,261	29,847
Redeemed	(386,435)	(4,422,733)	(36,659)	(484,472)

Net increase	1,120,504	$13,750,396	826,446	$10,634,898

Class B
Sold	34,034	$425,891	11,184	$147,680
Dividends and/or distributions reinvested	691	8,063	66	869
Redeemed	(2,327)	(26,683)	—	—

Net increase	32,398	$407,271	11,250	$148,549

 OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Virginia Fund	Shares	Amount	Shares	Amount

Class C
Sold	495,880	$5,903,097	99,596	$1,311,273
Dividends and/or distributions reinvested	6,989	80,691	375	4,940
Redeemed	(108,561)	(1,286,824)	(4,274)	(56,216)

Net increase	394,308	$4,696,964	95,697	$1,259,997

1. For the period from July 18, 2006 (commencement of operations) to March 31, 2007.
2. The Fund sold 7,936.508 shares of Class A at a value of $100,000 and 79.365 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2008, were as follows:

	Investment Securities
	Purchases	Sales

North Carolina Fund	$58,353,179	$19,231,433
Virginia Fund	29,554,422	10,643,180
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with each of the Funds which provides for a fee at an average annual rate of average net assets as shown in the table below.

Fee Schedule for the Funds

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Funds. The Funds each pay OFS a per account fee. For the year ended March 31, 2008, the Funds paid the following to OFS for services to the Funds.

North Carolina Fund	$8,819
Virginia Fund	6,482
Initial Offering and Organizational Costs. The Manager assumed all initial offering and organizational costs associated with the registration and seeding of the Funds.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Funds, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Funds’ principal underwriter in the continuous public offering of the Funds’ classes of shares.
Service Plan for Class A Shares. The Funds have adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Funds reimburse the Distributor for a portion of its costs incurred for services
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Funds. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Funds under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Funds have adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Funds pay the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Funds or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Funds of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Funds under the Plans are detailed in the Statement of Operations. The Distributor’s aggregate uncompensated expenses under the plan at March 31, 2008 for Class B and Class C shares were as follows:

	Class B	Class C

North Carolina Fund	$11,912	$101,480
Virginia Fund	15,478	42,847
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds of sales of each Funds shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the year ended March 31, 2008.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
	Distributor	Distributor	Distributor	Distributor

North Carolina Fund	$37,591	$139	$6	$2,836
Virginia Fund	29,627	—	6	3,626
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Funds for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

expenses attributable to the Funds’ investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2008, the Manager reimbursed the Funds as detailed in the following table.

	Class A	Class B	Class C

North Carolina Fund	$283,930	$4,026	$84,276
Virginia Fund	340,318	8,502	61,341
OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended March 31, 2008, the Manager voluntarily reimbursed the Funds for certain transactions. The payment increased the Funds’ total return by less than 0.01%.

Virginia Fund	$194
5. Illiquid Securities
As of March 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Funds will not invest more than 15% of their net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of their total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Funds. The use of leverage will subject the Funds to greater costs than funds that do not borrow for leverage, and may also make the Funds’ share prices more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Funds’ yields. Expenses incurred by the Funds with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Funds have entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables them to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1,250,000,000, collectively. To secure the loan, the Funds pledge investment securities in accordance with the terms of the Agreement.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings Continued
Interest is charged to the Funds, based on their borrowings, at current commercial paper issuance rates (3.1697% as of March 31, 2008). The Funds pay additional fees annually to their lender on their outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Funds have the right to prepay such loans and terminate their participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2008, the Funds had borrowings outstanding at an interest rate of 3.1697%. Details of the borrowings for the year ended March 31, 2008 are listed in the following table.

	North Carolina Fund	Virginia Fund

Average Daily
Loan Balance	$5,962,022	$6,533,333
Average Daily
Interest Rate	5.025%	5.024%
Fees Paid	$18,936	$20,141
Interest Paid	$297,156	$329,381
7. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Appendix A

MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody’s Investors Service, Inc. (“Moody’s”)

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

MUNICIPAL LONG -TERM RATING DEFINITIONS

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S SHORT- TERM RATINGS

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade.These ratings are designated as Moody’s Investment Grade (MIG)and are divided into three levels — MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor’s Ratings Services (“Standard & Poor’s”), a division of The McGraw-Hill Companies, Inc.

LONG- TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation; and
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.

The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ are more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ are currently highly vulnerable to nonpayment.

C: The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated ‘D’ are in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both “foreign currency” and “local currency” ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state’s currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued

operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the “AAA” category or to categories below “CCC,” nor to short-term ratings other than “F1” (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Appendix B

SPECIAL CONSIDERATIONS RELATING TO STATE MUNICIPAL OBLIGATIONS

Special Investment Considerations - Arizona Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the State of Arizona (referred to in this section as “Arizona” or the “State”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in Arizona municipal securities is only a summary that highlights only some of the more significant financial trends, based on the State of Arizona Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2007 (“2007 Annual Report”), reports prepared by State Budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the State of Arizona, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information. No representation is made as to the accuracy of this information. The Arizona Department of Administration explained that the data presented in the 2007 Annual Report, to the best of its knowledge and belief, was accurate in all material respects and was reported in a manner which fairly presented the financial position and results of operations of the major and non-major funds of the State.

To the extent that any statements made below involve matters of forecasts, projections, opinions, assumptions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements have been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements,” which must be read with an abundance of caution and which may not be realized or may not occur in the future.

Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades, the State has outpaced most other states in virtually every major category of growth, including population, personal income, gross state product, and job creation. According to data from the U.S. Department of Commerce, Bureau of the Census, from 1990 to 2000, the State’s population grew approximately 40% and on July 1, 2004, was estimated at 5.8 million. Arizona ranked second nationally in population growth rate during the periods 1990-2000 and 2000-2004. U.S. Census Bureau estimates show that Arizona ranked second nationally in population growth during fiscal year 2007, with a 2.7% increase. The U.S. Bureau of Economic Analysis reported that Arizona personal income grew 6.4% in 2007, ranking tenth among all states in percentage change.

The State of Arizona is the sixth largest state in terms of area, with 113,998 square miles. The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for approximately 75% of total population and 80% of total wage and salary employment in Arizona, based on 2000 estimates.

As growth in the mining and agricultural employment sectors has diminished over recent decades, significant job growth has occurred in other areas, including high technology, construction, finance, insurance and real estate. For 2007, the five largest employment categories in the State were trade, transportation and utilities; government; professional and business services; education and health services; and leisure and hospitality.

■ Factors Affecting Investments in Arizona Municipal Securities.

Budgetary Control. Budgetary control is maintained through legislative appropriation and the executive branch allotment process. The Governor is required to submit an annual budget to the Legislature. The budget is legally required to be adopted through passage of appropriation bills by the Legislature and approval by the Governor. The appropriated funds are controlled by the executive branch through an allotment process. This process allocates the appropriation into quarterly allotments by legal appropriation level. The State also maintains an encumbrance accounting system to further enhance budgetary control. Encumbered amounts generally lapse as of the end of the fiscal year, with the exception of capital outlay and other continuing appropriations. These appropriations and their encumbrances continue from year to year.

Economic Condition and Outlook. Arizona’s economy was projected to grow at a faster rate than that of the nation in 2007 and 2008, according to the forecast update of the Arizona Department of Economic Security, Research Administration. Nonfarm jobs were forecast to increase at a rate of 2.4% in 2007 and then slow to 1.7% in 2008. Over the two-year period, nonfarm job growth is projected to add nearly 114,000 jobs in Arizona, down from a projected 228,000 in the previous annual two-year projection, suggesting more slowing in the Arizona economy than reflected in earlier forecasts. Arizona’s economy is nevertheless expected to perform better than the national economy over the two-year period.

Among Arizona’s major industries, natural resources and mining is projected to continue strong growth with 13.3.% in 2007 and 6.0% in 2008, due to strong demand for copper and other natural resource material.

Construction was projected to lose 2,400 jobs in 2007 and 12,100 jobs in 2008 due to the slowdown in the housing market and a tightening lending market.

Manufacturing forecasts are for a loss of about 900 jobs in 2007 and 300 in 2008.

Trade, transportation and utilities employment were forecast to have lower job growth than previously predicted as a result of the reduction in the growth rate of consumer spending, but nevertheless is forecast to add the largest number of jobs of any major industry group – 27,000 during the forecast period. Higher fuel and energy costs are expected to continue to affect transportation companies and consumers.

The information sector was projected to lose slightly more than 600 jobs in 2007 and then gain 300 jobs in 2008.

Job growth in the financial activities industry slowed in 2007 due to credit tightening and restructuring, but population growth was forecast to bolster the sector despite weakness in the housing market.

Professional and business services sectors were forecast to add jobs, with 3.9% growth in 2007 and 2.2% growth in 2008.

Education and health services were projected to show an increase of 23,000 jobs during the forecast period due to the continuing need to staff new health care facilities and schools to meet population demands.

Leisure and hospitality was projected to add more than 21,500 jobs over the forecast period based on domestic travel and foreign travelers taking advantage of the lower value of the U.S. dollar although high fuel prices are expected to dampen some related tourist demand.

Government job growth is projected to slow slightly and have a gain of over 17,500 jobs.

Arizona’s forecast update shows considerable job growth, but slower than previous projections due to a slowing national and local economy. Arizona’s economy is nevertheless expected to outpace the national economy in terms of growth over the near term.

■ Financial Highlights – Fiscal Year 2007. The State reported that Arizona’s state assets exceeded liabilities at the close of the 2007 fiscal year by $22.0 billion (“net assets”). Of this amount, $992.25 million was unrestricted, $6.3 billion was restricted for specific purposes (“restricted net assets”), and $14.7 billion was invested in capital assets, net of related debt.

The State’s total net assets increased in fiscal year 2007 by $2.0 billion. Net assets of governmental activities increased by $1.7 billion, while net assets of the business-type activities increased by $330.95 million.

As of the close of the fiscal year, the State’s governmental funds reported combined ending fund balances of $6.3 billion, an increase of $756.85 million from the beginning of the year. Approximately 30% of the combined fund balances, or $1.9 billion, was available to meet the State’s current and future needs (“unreserved fund balances”).

As of the close of the fiscal year, unreserved fund balance for the General Fund was $1.1 billion, or 6% of total General Fund expenditures.

The enterprise funds reported net assets at year end of $3.1 billion, an increase of $316.86 million during the year.

The Land Endowments Fund reported fund balance at year end of $2.5 billion, an increase of $410.97 million during the year. The Land Endowments Fund is used to help finance public education within the State as required by the federal government and the State’s Constitution.

The State’s total long-term primary government debt increased during the fiscal year to $6.0 billion, and increase of $348.8 million (less than 6%). During the year, the State issued revenue bonds and certificates of participation of $474.53 million and $171.15 million, respectively.

The General Fund. At June 30, 2007, unreserved fund balance of the General Fund was $1.1 billion, while total fund balance closed the year at $1.9 billion. As a measure of the General Fund’s liquidity, unreserved fund balance represented 5% of total expenditures and other financing uses, while total fund balance represented 10% of the same amount.

The fund balance of the State’s General Fund decreased $343.04 million during the fiscal year, in large part due to the increase in transfers out. Transfers out from the General Fund increased $369.87 million from fiscal year 2006, an increase of 40%, due primarily to the transfer of $245 million to the Transportation and Aviation Planning, Highway Maintenance and Safety Fund in order to accelerate the construction of State highway system projects. Also, expenditures increased by $1.7 billion, while revenues increased by only $732.29 million. In particular, sales tax revenues only increased $239.27 from fiscal year 2006, an increase of 4%.

Health and welfare expenditures and intergovernmental revenue (including federal grants and county funding) increased by $676.1 million, or 8%, and $300.54 million, or 4%, as compared to fiscal year 2006, respectively. Overall program enrollment in the State’s various healthcare programs increased 1.2%. The cost of healthcare programs, including the Social Security Act Titles XIX (Medicaid) and XXI (State Children’s Health Insurance Program), were major contributing factors to an increase in health and welfare expenditures during fiscal year 2007. Utilization and inflationary trends of health care costs are incorporated into a rate development process for the managed care organization capitation rates. The capitation rates were increased by a weighted average of 5.6% for the contract period of October 2006 to September 2007, primarily due to pharmacy, physician, and inpatient costs. Utilization and inflationary trends of the Arizona Long Term Care System (ALTCS) contributed to an increase in health and welfare expenditures. The ALTCS capitation rate increased by 5.7% due to utilization and inflation adjustments. The ALTCS caseload grew by approximately 6.5%.

Education expenditures increased $582.86 million, or 12%, compared to fiscal year 2006. The increase can be primarily attributed to an increase in State assistance for kindergarten through twelfth grade (K-12) operating expenditures largely to support an increase of 21,960 student enrollments and a 4.4% inflation adjustment. In addition, programs supported by federal grant aid increased by approximately $25 million during fiscal year 2007.

Protection and safety expenditures increased $129.59 million, or 11%, compared to fiscal year 2006. The increase can be attributed primarily to a one-time expenditure of $97.8 million from the General Fund to reduce Highway User Revenue Fund and State Highway Fund monies for Highway Patrol to their respective $10 million statutory caps.

■ Long-term Debt of the State. The State issues no general obligation debt instruments. The Arizona Constitution, under Article 9, Section 5, provides that the State may contract general obligation debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the State government. As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.

As of June 30, 2007, the State reported having long-term revenue bonds, grant anticipation notes and certificates of participation outstanding in the amounts of $3.197 billion, $283 million and $1.895 billion, respectively, for a total of $5.375 billion.

■ Long-term Debt of Local Governments. The creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of Arizona, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Unlike the State, local governments in Arizona, including cities, towns, counties and school districts may issue general obligation debt payable from ad valorem property taxes if approved at an election. Examples of other types of obligations issued by local government in Arizona include revenue bonds payable from the net revenues of municipal utility systems, improvement district bonds payable from special assessments against properties benefited by the improvements, municipal street and highway improvement bonds payable from state-shared street and highway user taxes, fees and charges, bonds and other obligations payable from locally imposed and state-shared transaction privilege (sales) taxes and lease purchase certificates of participation.

■ Ratings of the State’s Securities

Moody’s and Standard & Poor’s have assigned Arizona bond equivalent ratings of “Aa3” and “AA”, respectively, since the State does not issue general obligation debt instruments. The State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments. These ratings have been assigned based on the creditworthiness of the State. Explanations of the significance of such ratings may be obtained only from the rating agencies furnishing the same. Each rating expresses only the view of such respective rating agency. There can be no assurance that such ratings will continue for any given time or that such ratings will not be revised or withdrawn. A revision or withdrawal of any of the ratings may have an adverse material affect on the market of the state and municipal securities in which the Arizona Municipal Fund invests.

Special Investment Considerations - Maryland Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the State of Maryland (referred to in this section as the “State”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors connected with investments in Maryland municipal securities is only a summary, based on a publicly-available preliminary official statement relating to an offering by the State in July, 2008. No representation is made as to the accuracy of this information. The State noted that all statements made in its preliminary official statement involving estimates or matters of opinion, whether or not expressly so stated, are intended merely as estimates or opinions and not as representations of facts, and are subject to change without notice from the State. The State explained that the information set forth in such documents has been obtained from the State and other sources that the State deemed to be reliable. Other factors will affect State and local government issuers, and borrowers under conduit loan bond arrangements.

The State of Maryland has a population of approximately 5.6 million. Maryland’s labor force totaled over 3.0 million individuals in 2007, including agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. Maryland’s economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector in Maryland is much less significant than it is nationwide. The State’s population is concentrated around the Baltimore and Washington D.C. Primary Metropolitan Statistical Areas (PMSAs), and proximity to Washington D.C. and military installations have resulted in an above average percentage of employees in government. As a result, Maryland’s economy is particularly sensitive to changes in federal employment and spending. Annual unemployment rates have been below those of the national average for each of the last 10 years. The unemployment figure for 2007 was 3.8% compared to a national rate for the same period of 4.6%. Total nonagricultural employment increased by 1.0% between 2003 and 2007, an increase slightly slower than in the country as a whole, whereas the decline in manufacturing sector employment of 1.8% is twice the decline in the rest of the country of 0.9%. Unemployment in Maryland could increase as a result of national or local economic conditions. The State’s per capita personal income was the fifth highest in the country in 2006 and 2007.

Maryland residents received almost $258.5 billion in personal income in 2007. Maryland’s wages and salaries grew at slightly slower average rate than the rest of the country in the last five years. Maryland per capita income of $46,021 remained above the national average in 2007 of $38,611. Per capita income varies across the State, with the highest incomes in the Washington and Baltimore regions. As one of the wealthier states in the country, a greater share of personal income is derived from dividends, interest and rent, and a lesser share comes from transfer payments.

The State of Maryland has an employment based largely in services, trade and government. Those sectors, along with financial activities, are the largest contributors to the gross state product. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. At present, the State continues to face a structural fiscal deficit.

■ Factors Affecting Investments in Maryland Municipal Securities. State Finances -- General. The State enacts its budget annually. The General Assembly is prohibited by the Maryland Constitution from amending the budget to affect certain specified provisions, including the obligations or debt of the State. Except for these specified provisions, the General Assembly may amend the budget to increase or decrease appropriations relating to the legislative and judicial branches and it may strike out or reduce executive branch appropriations submitted by the Governor. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. After the enactment of the budget, and not before, the General Assembly is permitted to enact supplementary appropriations but may not enact any supplementary appropriation unless embodied in a separate bill that is limited to a single object or purpose and provides the revenue necessary to pay the appropriation by a tax to be levied and collected under the terms of the bill.

State Revenues. The State’s revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely received from the federal government for transportation, health care, welfare and other social programs.

Income Taxes. The State imposes an income tax on (1) the federal adjusted gross income of individuals, subject to certain positive and negative adjustments and minus certain deductions and personal exemptions; and (2) the federal taxable income of corporations, subject to certain positive and negative adjustments. The rate of tax for individuals, subject to certain standard deductions, is 2% on the first $1,000 of taxable income, 3% on the second $1,000, 4% on the third $1,000 and 4.75% on taxable income in excess of $3,000. For tax year 2008 and later, regular personal exemptions are determined based on federal adjusted gross income ranging from $3,200 for those with federal adjusted gross income under $150,000/$100,000 (joint/single returns) to $600 for those with federal adjusted gross income over $250,000/$200,000 (joint/single returns). The tax brackets have also been restructured with the addition of 5%, 5.25% and 5.5% brackets beginning at net taxable income levels of $200,000/$150,000 (joint/single returns), $350,000/$300,000 (joint/single returns), and $500,000 (for both joint and single returns), respectively. Finally, in 2008 an income tax surcharge was imposed for tax years 2008 through 2010 to address budget shortfalls; the State’s top marginal income tax rate increases from 5.5% to 6.25% for net taxable income of $1,000,000 or more.

In addition, each county and Baltimore City must levy a local income tax at the rate of at least 1% but not more than 3.2% of the individual’s Maryland taxable income. Corporations (domestic and foreign), including financial institutions and utilities, generally pay tax at the rate of 7% on the portion of net taxable income allocable to the State. Beginning with tax year 2008, the rate rises to 8.25%.

Sales and Use Taxes. Effective January 3, 2008, the State imposes a 5% sales and use tax on a retail sale or use of tangible personal property in the State and certain enumerated services (most services are exempt). The prior sales tax rate was 5%.

Property Taxes. The State imposes a tax at a rate expressed per $100 of assessed value on all real property subject to taxation. For fiscal years 2004 through 2006, the State property tax rate was set at 13.2 cents per $100 of assessed value. For fiscal years

2007 through 2009, the State property tax rate was set at 11.2 cents per $100. Each of the counties and Baltimore City levies its own tax at rates established by them, as do most incorporated municipalities. Generally, all real property is physically inspected and assessed at full cash value once every three years.

Lottery Revenues. The State operates eight major lottery games. In fiscal year 2007, the allocation of gross sales was 57.9% to prizes, 9.6% to administrative costs and agents’ commissions, and 32.5% to State revenues. Except for administrative costs and the net proceeds of designated instant games and a portion of Mega Millions revenues, the State revenues are credited to the State’s General Fund (the State operating fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are recorded).

Other Taxes. The State also receives revenues from additional tax sources, including public service company franchise taxes, taxes on insurance premiums allocable to the State, motor vehicle fuel and titling taxes and registration fees, taxes on the recordation of instruments conveying title to real or personal property and conveying leasehold interests in real property, taxes on cigarettes and other tobacco products, inheritance taxes, taxes or fees relating to Chesapeake Bay restoration, and taxes on alcoholic beverages.

Other Revenues. Exclusive of the proceeds of bond issues, approximately 51.5% of the State’s revenues in its fiscal year ended June 30, 2007 were received from sources other than taxes and lottery receipts. The largest component (23.4% of total revenues) was received from the federal government for highway and transit reimbursements; reimbursements and grants for health care programs; categorical and matching aid for public assistance, social services, and employment security; aid for public education; and miscellaneous grants-in-aid to State agencies. In addition to federal funds, the State receives revenues from court fines and costs; patient payments for services in State hospitals; interest on invested funds; and tuition fees paid to institutions of higher education. The State also receives revenues from operations of the Maryland Transit Administration, the Maryland Port Administration, and the Maryland Aviation Administration, which are paid into the Transportation Trust Fund.

General Fund revenues on a budgetary basis realized in the State’s fiscal year ended June 30, 2007, were above estimates by $72.0 million, or 0.6%.

State Expenditures and Services. State expenditures and services for capital and operating programs include a typical range of direct governmental services and activities, as well as State support and aid to local governmental units, primarily in the areas of education and transportation.

Public Education. The agencies administering public education spend the largest portion of State revenues. Based on the State’s fiscal year 2008 budget, public education accounted for 48% of General Fund appropriations and 37% of all appropriations. The State supports the elementary and secondary education programs of the counties and Baltimore City through a number of aid programs. In addition to these programs, the State Department of Education provides aid for local libraries, food service, and various educational activities and, through the State Department of Education’s Interagency Fund, distributes funds to address the service needs of children at risk. Appropriations to pay debt service on State general obligation bonds issued to fund the State’s share of the cost to construct schools, formerly funded with general funds appropriated to the State Department of Education, is now funded with special funds, primarily from property tax revenues. The State finances the State universities and colleges principally with State General Fund revenues and student charges. In addition, the State finances a share of the cost of the locally owned two-year community colleges. State financial assistance is primarily in the form of general purpose formula grants. The State also makes grants to private institutions of higher education under a formula based on State support for State four-year universities and colleges. In total, the higher education share of fiscal year 2007 expenditures was 15.1% and is projected to total 15.9% in the fiscal year 2008 budget.

Transportation. Transportation is the third largest category of State expenditures. The Department of Transportation is responsible for most of the State’s various transportation facilities and for developing and maintaining a State master plan for transportation. For fiscal year 2008, transportation was budgeted at $3,747.1 million; on the same basis actual expenditures for fiscal year 2007 were $3,527.3 million.

Health and Mental Hygiene. The Department of Health and Mental Hygiene has general responsibility for public health in the State and provides direct services through 16 residential health facilities, finances medical services to the indigent, and aids local health departments on a matching formula basis. For fiscal year 2008, $7,377.6 million is budgeted for the Department of Health and Mental Hygiene, including $3,252.8 million in federal funds and $3,640.9 million in State general funds. The largest expenditure is for the medical assistance (Medicaid) program under which the State makes payments to health service vendors providing services to eligible low income individuals and families. For fiscal year 2007, $4,487.4 million was spent on this program, virtually all of which was for services for which the State recovered approximately 50% from the federal government. For fiscal year 2007, the average monthly Medicaid enrollment was 520,436. The fiscal year 2008 budget provides funding for 526,331 State Medicaid enrollees and funding of $4,680.2 million.

Human Resources. The Department of Human Resources administers, on the State level, the federal and State social service, public assistance, and income maintenance programs. For fiscal year 2008, approximately $1,724.3 million was budgeted for the Department of Human Resources, including $1,057.2 million in federal funds and $575.9 million in State general funds. Public assistance programs include Temporary Cash Assistance, food stamps, assistance and loans to disabled citizens, and several emergency assistance programs.

Public Safety and Correctional Services, State Police and Juvenile Services. The Departments of Public Safety and Correctional Services, State Police, and Juvenile Services include correctional agencies and institutions, parole units, the Maryland State Police, services and facilities for adjudicated youth, and related activities. For fiscal year 2008, approximately $1,807.8 million was budgeted for these departments, of which $1,551.1 million was from general funds.

Other Expenditures and Services. The State has numerous other operating units, including the judicial system; financial and revenue administration; labor, licensing and regulation; planning, budgetary activity, and personnel administration; natural resources and recreation; business and economic development; housing and community development; environment; and others, all of which accounted for approximately 9.1% of total expenditures for fiscal year 2007 and 6.5% of the fiscal year 2008 budget. General obligation bond debt service accounted for approximately 2.3% of total expenditures for fiscal year 2007 and was expected to account for approximately 2.3% of the fiscal year 2008 budget.

The General Fund accounts for approximately $14.5 billion of the State’s fiscal year 2008 budget of $30.0 billion. General Fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

State Reserve Fund. The State Reserve Fund is currently composed of four accounts – the Revenue Stabilization Account, which is established to retain State revenues for future needs and to reduce the need for future tax increases; the Dedicated Purpose Account, which is established to retain appropriations for major multi-year expenditures and to meet contingency requirements; the Economic Development Opportunities Program Account, which is to be used for extraordinary economic development opportunities as a supplement to existing programs; and the Catastrophic Event Account, which is to be used to respond quickly to a natural disaster or other catastrophic event that cannot be managed within existing appropriations. Chapter 417 of the Laws of 2008 repealed the Joseph Fund Account, which was created to meet the emergency needs of economically disadvantaged citizens, particularly in times of economic downturn. The balance in the Joseph Fund Account totaling approximately $16,000 was transferred to the Revenue Stabilization Account pursuant to the legislation. The State can move some of the funds in the Revenue Stabilization Account to cover other areas of its budget.

State Fund Balances. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland’s fiscal year 2007 ended with a $284.7 million general fund balance on a budgetary basis and $1,589.7 million in the Revenue Stabilization Account of the State Reserve Fund and other reserve funds. General fund revenues on a budgetary basis realized in the State’s fiscal year 2007 exceeded estimates by $72.0 million, or 0.6%. On a GAAP basis, the fiscal year 2007 reserved general fund balance was $2,373.7 million, while the unreserved, designated and undesignated, fund balances were $195.1 million and $690.2 million, respectively; these balances compare to the reserved general fund balance of $1,490.7 million, and unreserved, designated and undesignated, fund balances of $1,311.0 million and $730.9 million, respectively, at the end of fiscal year 2006. The Revenue Stabilization Account of the State Reserve Fund provides financial support for future needs of the State and is intended to reduce the need for future tax and other revenue increases. However, the State can, and does, move some of the funds in the Revenue Stabilization Account to cover other areas of its budget, so the actual balance may be lower in the future. Over the last few years, the State has needed to make transfers from the State Reserve Fund and the State’s Transportation Trust Fund, in addition to enacting cuts in expenditures. Additionally, the State continues to expect budget shortfalls as further described below.

Fiscal Year 2008 Budget. On April 9, 2007, the General Assembly approved the budget for the 2008 fiscal year. The fiscal year 2008 budget includes, among other things: (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,772.6 million in aid to local governments from general funds reflecting full funding of the public school assistance enhancements enacted at the 2002 Section of the General Assembly (“Thornton”), as amended; (3) $27.5 million for capital projects; (4) $262.8 million to the State Reserve Fund; and (5) deficiency appropriations of $144.5 million for fiscal year 2007. On June 27, 2008, it was estimated that the general fund balance on a budgetary basis at June 30, 2008 would be $538.0 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund was estimated to be $681.7 million at June 30, 2008, equal to 5% of estimated general fund revenues.

Subsequent Events. In order to reduce a projected deficit for fiscal year 2009, the Governor proposed and the Board of Public Works approved on July 11, 2007 expenditure reductions totaling $128.4 million. Further, on October 29, 2007, the General Assembly convened the 2007 1st Special Session. During this Special Session, the General Assembly enacted legislation generating an additional $403.1 million in general fund revenues for fiscal year 2008. As enacted in this Special Session, 500 vacant State employee positions were also reduced, which generated $5.0 million in savings in the fiscal 2008 budget.

Fiscal Year 2008 Budget. On April 5, 2008 the General Assembly approved the budget for fiscal year 2009. The fiscal year 2009 budget includes, among other things: (1) funds for the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,956.4 million in aid to local governments from general funds reflecting full funding of the Thornton public school assistance program; (3) $16.2 million for capital projects; (4) $231.5 million to the State Reserve Fund; and (5) deficiency appropriations of $77.5 million for fiscal year 2008. The fiscal year 2009 budget also reflects budgetary actions taken during the 2007 1st Special Session. These actions include, among other things: (1) $129.2 million in reductions to projected growth in education aid to local governments by limiting inflationary increases, (2) $30.6 million in reductions by eliminating the local Electricity Generating Equipment Property Tax grant, (3) the use of $77.0 million from the Health Insurance Fund balance to cover costs in fiscal year 2009, and (4) the elimination of 500 vacant State employee positions in fiscal year 2008, which produced savings of $21.5 million in the fiscal year 2009 budget. Additionally, fiscal year 2009 estimated General Fund revenues include $836.9 million in revenue increases generated by legislation enacted during the 2007 1st Special Session. Chapter 10 of the Laws of 2008 repealed the extension of the sales tax to computer services that was enacted in the 2007 1st Special Session. The repeal created a budget shortfall of $214.0 million which was resolved through a combination of budget reductions and new revenues, including (i) a three year personal income tax surcharge on taxpayers with net taxable income exceeding $1.0 million, which is expected to increase revenues by $154.6 million in fiscal year 2009, and (ii) $50.0 million in fiscal year 2009 budget reductions approved by the Board of Public Works on June 25, 2008.

It is estimated that the general fund balance on a budgetary basis at June 30, 2009 will be $236.8 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $738.9 million on June 30, 2009.

Outlook for Future Fiscal Years. For some years, a cash shortfall between revenues and spending has been projected. During its 2007 General Session, the General Assembly deferred action of any major significance toward addressing the deficit to allow the new Governor and his administration time to study options and develop a course of action. Later in 2007, however, as referenced above, the Governor convened the 2007 1st Special Session which resulted in increased revenues and some cuts in expenditures. Since that time, however, Maryland’s economic performance has appeared to be weaker than previously estimated, in line with changes in the nation’s overall economic forecast. As a result, the State forecasts slower growth, decreasing sales tax collections and decreasing revenues derived from construction revenues. It is difficult to predict what, if any, further steps may be required to address Maryland’s structural deficit and declining revenues.

At the same time, the State and impacted local governments have started considering how the United States Base Realignment and Closure (BRAC) program will impact state and local infrastructure needs and other expenditures. As part of BRAC, a substantial number of military families and private sector workers will relocate to various parts of Maryland. These additional families will require schools, housing, transportation and other services. BRAC relocations may result in increased borrowing at both the State and local levels. The short term financial impact of BRAC relocations, while generally perceived to be favorable in the long term, cannot yet be determined.

Finally, the State is still assessing the magnitude of and solutions for funding its post-employment non-pension benefit liability. Recent estimates of this liability range from approximately $9.0 billion to $14.54 billion. A commission formed in 2006 to develop a plan with respect to these liabilities must report to the Governor and General Assembly by December 31, 2009; in 2008 the General Assembly extended the due date for the final report by one year from December 31, 2008.

Investment of State Funds. State statute provides that the investment of unexpected or surplus money over which the Treasurer has custody is limited to (1) obligations of the United States or its agencies or instrumentalities; (2) repurchase agreements collateralized in an amount not less than 102% of principal by obligations of the United States or its agencies or instrumentalities; (3) bankers’ acceptances, money market mutual funds (limited to securities of the United States or its agencies or instrumentalities), and commercial paper (limited to 10% of total investments) all only with the highest rating; and (4) the Maryland Local Government Investment Pool (the investments of which are limited to those in which the Treasurer may invest.

■ State-Level Indebtedness.

The State issues general obligation bonds, to the payment of which the State’s ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. Neither the Maryland Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, the

Maryland Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. The taxes levied need not be collected if or to the extent that funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual budget. Beginning in fiscal year 2004, the increase in the State property tax rate eliminated the need for general funds to subsidize funding of general obligation debt service. These restrictions do not necessarily apply to other issuers within the State.

The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or “capital bond bill,” that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had approximately $7.6 billion of State tax-supported debt outstanding as of March 31, 2008.

The public indebtedness of the State of Maryland and its agencies can be generally be divided into the following categories:

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The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State’s real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State’s general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of July 1, 2008, the State’s general obligation bonds were rated AAA by Fitch, Aaa by Moody’s Investors Service, Inc., and AAA by Standard & Poor’s. We cannot assure you that such ratings will be maintained in the future.

•

The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues generated from the financial facilities, including an expansion to the BWI airport, rail transportation facilities, highways and other transportation facilities. Holders of these bonds are not entitled to look to any other sources of payment. The 2007 General Assembly established a maximum outstanding principal amount of $726.2 million as of June 30, 2008, for all nontraditional debt of the Maryland Department of Transportation. Nontraditional debt outstanding is defined as any debt instrument that is not a consolidated transportation bond or Grant Anticipation Revenue Vehicle (“GARVEE”) Bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by Maryland Economic Development Corporation (“MEDCO”) or any other third party on behalf of the Maryland Department of Transportation. At June 30, 2008, the outstanding principal amount of such nontraditional debt was estimated at $726.2 million.

•

The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, convention centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues.

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Certain other State units, such as Maryland’s university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority, like the Maryland Department of Transportation, has issued bonds which are payable solely from collections from airline travel; any significant decline in air traffic at the BWI airport could impede repayment of such bonds.

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During the 2004 General Session, the General Assembly created the Bay Restoration Fund to be managed by the Maryland Water Quality Financing Administration. The Bay Restoration Fund receives a mandatory fee of $30 per year per equivalent dwelling unit from users of sewerage systems in Maryland, as well as $30 per year from septic system users. The Bay Restoration Fund sewer fee generated $57.5 million in revenue during fiscal year 2007. Future sewer fee revenues are projected at approximately $58.0 million per year. The sewer fee revenues are pledged, to the extent necessary, as security for revenue bonds issued by the Maryland Water Quality Financing Administration, the proceeds of which will be applied primarily to provide grant funds to upgrade wastewater treatment plants with enhanced nutrient removal technology. The first issue of Bay Restoration Revenue Bonds, in the amount of $50.0 million, closed on June 25, 2008. Between 2009 and 2012, the Administration expects to issue an additional $480.0 million in Bay Restoration Revenue Bonds.

•

The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government’s taxing power is pledged but are ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due on such obligations. Such arrangements generally contain “non-appropriation” clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government cannot be held contractually liable for the payments.

At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loans in 1985; all such notes were redeemed without the issuance of debt.

The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. The legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State’s financial position.

■ Other Issuers of Maryland Municipal Securities.

Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through insurance. Recently, however, downgrades on the ratings of bond insurers have resulted in lower ratings on bonds issued by Maryland localities. Additionally, other issuers within Maryland have received lower ratings.

Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have also issued general obligation bonds. In addition, all Maryland localities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers. Many of these entities continue to assess their additional financial commitment as a result of the upcoming BRAC relocations.

Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. However, the continued shortfall in State aid to local governments, the current economic environment, and potential increases in capital requirements and service needs for localities impacted by upcoming BRAC relocations has and will require some Maryland counties and municipalities to find creative sources of revenue. The substantial projected budget shortfalls at the State level and current economic environment, as well as other future events, might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid and reductions in revenues due to a slower economy will adversely affect local economies.

■ Ratings of Maryland Municipal Securities. As of July 1, 2008, Moody’s, Standard & Poor’s, and Fitch have rated the State’s general obligation bonds “Aaa”, “AAA” and “AAA”, respectively. These ratings reflect the credit quality of the State only, and do not indicate the creditworthiness of securities of other issuers located in the State. An explanation of the significance of a particular rating may be obtained from the rating agency furnishing it. These ratings may be changed at any time and no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all, circumstances should warrant such actions. Any downward revision or withdrawal of any of the ratings could have an adverse effect on mark et prices for the related Maryland Municipal Securities.

■ Risks and Uncertainties.

Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay their indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may consist of obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since any decline in that one industry could impede repayment.

Other Maryland Municipal Securities are payable directly or indirectly from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities, such as health care facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

Other Maryland Municipal Securities are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain Maryland Municipal Securities may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care.

The default risk may be higher for such obligations, since the decline in one industry could impede repayment. Examples include municipal securities used to finance charitable educational and health care facilities, multifamily housing facilities, solid waste, airport and other exempt facilities financings as well as single family mortgage bonds. For example, bankruptcies in the airline industry could have an impact on the value and likelihood of repayment on conduit revenue bonds issued to finance airport facilities. Medicare and Medicaid reimbursement rate changes and changes in the insurance industry can affect the financial viability of health care facilities such as nursing homes. Single family mortgage bonds are subject to extraordinary mandatory redemption as the underlying home loans are refinanced, which may result in retirement of the bonds at prices less than their original purchase prices.

As referenced above, the State projects reduced revenues, including from construction-related activity, and lower tax receipts, due, at least on part, to the current economic environment and the ongoing unfolding of the “Subprime” crisis. Gasoline, construction material and commodity prices are also very high. Maryland electric rates have increased substantially since 2006. The cumulative effect of market uncertainty, the “Subprime” crisis, higher gasoline, construction material and commodity prices, and increased electric rates on spending by consumers and borrowing or investments by businesses and individuals is difficult to predict. Furthermore, Maryland’s economy is unusually dependent on the federal government and the service sector because a large percentage of Maryland residents are employed in those fields. BRAC relocations to Maryland will further increase this dependency. In addition, a significant proportion of Maryland’s revenues come from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. The current general economic slowdown, including the resulting decreases in consumer and business spending, may create budget difficulties at both the State and local level, including to conduit borrowers under revenue bonds. Slower economic growth or a recession may decrease income tax and sales tax revenues, which are important components of the State’s already reduced revenues. These trends could force Maryland to further decrease spending, cut employment, raise taxes or take other measures to balance its budget. These and other factors will also affect the county and local economies in Maryland, and to the extent they stress the State’s budget, will diminish the amount of State aid available to local jurisdictions.

Finally, national and international developments, such as rising oil and commodity costs and the “Subprime” crisis could have a materially adverse effect on the economy in Maryland. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and declines in related industries could hamper Maryland’s economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, continue to need funds to cover high anti-terrorism costs and now are bearing increased costs associated with foreclosed properties. However, we cannot assure you that such funds will be available; and, if such funds are unavailable, these jurisdictions could face economic difficulties in the future. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid as a result of the State’s structural deficit could adversely affect local budgets, which could impose additional hardship on them at the same time as they incur additional BRAC-related expenditures. If negative trends continue, Maryland’s State and local governments might need to take more drastic measures, including tax increases, to balance their budgets.

Special Investment Considerations - Massachusetts Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the Commonwealth of Massachusetts (referred to in this section as “Massachusetts” or the “Commonwealth”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors relating to investments in Massachusetts municipal securities is only a summary based on reports and statements issued by the Office of the Governor of the Commonwealth of Massachusetts and its executive departments, including the Massachusetts Department of Revenue, and on publicly-available official statements and studies relating to offerings by Massachusetts on or prior to July 10, 2008. No representation is made as to the accuracy of this information. The Commonwealth noted that all estimates and assumptions were made on the best information available and were believed to be reliable, but that no representations whatsoever were made that such estimates and assumptions would be correct. So far as any statements made below involve matters of opinion, whether or not expressly so stated, they were intended merely as such and not as representations of fact.

Like the national economy, the state economy was expected to grow slowly in 2008 and 2009 as the housing market slump and turmoil in the sub-prime mortgage and financial markets were expected to impede economic growth through negative effects on construction, household wealth and consumer spending. Consistent with a slower economy, growth in wage and salary disbursements and personal income were also expected to decline. Massachusetts gross state product was expected to slow, from a growth rate of 2.2% to 2.4% in fiscal 2008 to between 1.8% and 2.2% in fiscal 2009. Massachusetts employment was expected to grow 0.6% in fiscal 2009, compared to 1.0% in fiscal 2008, and Massachusetts wages and salaries were expected to increase 4.5% in fiscal 2009, compared to 5.7% in fiscal 2008.

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. These higher levels of income have been accompanied by a consistently lower poverty rate and, except during the recession of the early 1990s and the recent period of slow recovery from the recession of 2001, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The state had a somewhat lower unemployment rate than the nation for the ten months ended March 31, 2008, but is still lagging behind the nation in many other indicators.

The Commonwealth’s employment picture improved in calendar year 2007. According to the U. S. Department of Labor, state employment in November, 2007 grew by 0.9% on a year-over year basis. Over the same period of time, the unemployment rate decreased from 5.1% to 4.3%. In addition, according to estimates of the Massachusetts’ Executive Office of Workforce Development, the statewide May 2008 seasonally adjusted unemployment rate of 4.9 % rose from 4.5% in May 2007; however, during each of the 12 months since May 2007, the Massachusetts unemployment rate was below the U.S. rate. The adjusted national rate rose from 5.0% in April 2008 to 5.5% in May 2008. Seasonally adjusted estimates for May 2008 also show that during the first five months of 2008 Massachusetts added 3,900 new jobs while the national economy shed 324,000 jobs. Massachusetts continued to benefit from job gains in its key growth sectors, including professional, scientific and business services.

The state’s housing market weakened substantially in 2007. According to the Massachusetts Association of Realtors, sales in November, 2007 fell by 12.6% for single family homes and 14.2% for condominiums on a year-over-year basis. During the same period of time, the median price fell 2.9% for single family homes and rose 1.9% for condominiums.

■ Factors Affecting Investments in Massachusetts Securities.

Budgetary Control. Massachusetts law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, and all taxes, revenues, loans and other means by which such expenditures are to be defrayed. The budget begins as a bill that the Governor submits in January (or in the case of a newly elected Governor, not later than early March) to the House of Representatives. The House Ways and Means Committee reviews this budget and then develops its own recommendation. Once debated, amended and voted on by the full House, it then passes its bill to the Senate. The Senate Ways & Means Committee reviews the bill and develops its own recommendation. Once debated, amended and voted on by the Senate, it becomes the Senate’s budget bill. House and Senate leadership then assign members to a joint “conference committee” to negotiate the differences between the House and Senate bills, and the conference committee returns its bill to the House and then the Senate for final approval. The Senate then passes the bill to the Governor who has ten days to review and approve it, or make vetoes or reductions. The Governor may approve or veto the entire budget, or certain line items or sections, but may not add anything. The House and the Senate may vote to override the Governor’s vetoes. Overrides require a two-thirds majority in each chamber. The Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

Commonwealth Revenues. In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds which are deposited in the General Fund, the Highway Fund and other operating budgeted funds. The Commonwealth’s primary financing source is derived from state taxes. The Commonwealth’s secondary financing sources are the federal government, departmental revenues and transfers from non-budgeted funds. In fiscal year 2007, approximately 64.4% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 21.6% of such revenues, with the remaining 14% provided from departmental revenues and transfers from non-budgeted funds. The Commonwealth’s budget is established using the statutory basis of accounting which differs from GAAP.

Capital Expenditures. Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature. Upon such approval to issue debt, the Governor submits a bill to the Legislature, as required by the state constitution, to set the terms and conditions of the borrowing for the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations. Through the capital budget, the Commonwealth funds a wide range of public assets, including:

➢	State highways and bridges

➢	Public safety facilities and equipment

➢	State parks and playgrounds

➢	Affordable housing

➢	Courthouses and prisons

➢	Convention centers

➢	State office buildings

➢	Local economic development, public works and library projects

➢	Protection of valuable open space resources

➢	Higher education facilities at the University of Massachusetts, state and community colleges

Although state finance law generally does not create priorities among types of payments to be made by the Commonwealth in the event of a cash shortfall, the Comptroller has developed procedures, in consultation with the State Treasurer and the Executive Office for Administration and Finance, for prioritizing payments based on state finance law and sound fiscal management practices. Under those procedures, debt service on the Commonwealth’s bonds and notes is given the highest priority among the Commonwealth’s various payment obligations.

■ The 2007 Fiscal Year Results. At the end of fiscal year 2007, the total ending fund balance in the budgeted operating funds was $2.901 billion and “consolidated net surplus” was $190.9 million. Total reported budgeted expenditures and other uses for the fiscal year 2007 were $ 29.476 billion. Tax collections for fiscal year 2007 totaled $19.736 billion, an increase of $1.2 billion or 6.8% over fiscal year 2006. In fiscal year 2007, there was continuing strength in withholding tax collections which increased 6.7%. Baseline sales tax collections, dragged down by declining motor vehicle sales and weakness in the housing sector, were up only 0.8%. Corporate and business collections were up 11.2% baseline in fiscal year 2007, down from 31% in fiscal year 2006.

■ The 2008 Fiscal Year Results and Projections. The budget balance for the end of fiscal year 2008 is projected to decrease to $2.294 billion. Total expenditures projected for the fiscal year 2007 are estimated to increase to $31,821 billion. Tax collections for the first eleven months of fiscal 2008, ended May 31, 2008, totaled $18.617 billion, an increase of $1.174 billion, or 7.2%, over the same period in fiscal 2007. This increase over the prior year is attributable in large part to an increase in withholding collections, income tax estimated payments and income tax payments with returns and extensions, sales and use tax collections and one-time and other corporate and business tax collections. Economic forecasts have suggested that economic output growth will slow, from a 2.2% annual rate in the fourth quarter o f 2007 to a 1.7% annual rate through June of 2008. Total tax revenues for fiscal year 2008 are projected to be approximately $20.225 billion (which projection does not take into account $632 million in year-to-date collections through May 2008 that are over the year-to-date benchmark).

■ Fiscal 2009 Budget Projections and Proposals. Total expenditures projected for the fiscal year 2009 are estimated to decrease to $27.926 billion, with a total consensus tax revenue estimate of $20.987 billion. On January 8, 2008, the Secretary of Administration and Finance and legislative leaders announced agreement on this tax revenue estimate. The estimate assumed that the national and state economies will both experience slowdowns through June, 2009, but that both will avoid a recession. Specifically, the consensus forecast was based on the following projections, which were current as of December 13, 2007:

➢	The national economy was expected to experience a slowdown during fiscal 2009, with real gross domestic product (GDP) growth of 2.2%, versus 2.3% GDP growth in fiscal 2008.

➢	Massachusetts gross state product was also expected to slow, from a growth rate of 2.2% to 2.4% in fiscal 2008 to between 1.8% and 2.2% in fiscal 2009.

➢

Massachusetts employment was expected to grow 0.6% in fiscal 2009, compared to 1.0% in fiscal 2008, and Massachusetts wages and salaries were expected to increase 4.5% in fiscal 2009, compared to 5.7% in fiscal 2008.

➢	Massachusetts personal income was expected to rise 4.6% in fiscal 2009, compared to 5.7% in fiscal 2008.

➢	Massachusetts retail sales were expected to grow by 2.6% in fiscal 2009, compared to 3.2% in fiscal 2008.

➢

After growing by 9.2% in fiscal 2007, corporate profits at the national level were expected to decline moderately in fiscal 2008, but then recover in fiscal 2009. Corporate profits were projected to grow between 1.3% and 3.7% in fiscal 2009, compared to fiscal 2008 (there are no forecasts for state corporate profits).

➢	Massachusetts capital gains taxes, which grew by about 6.6% in fiscal 2007, were expected to decline slightly in fiscal 2008 and then remain flat in fiscal 2009.

Subsequent forecasts have suggested that certain of these assumptions may be overly optimistic.

The fiscal year 2009 budget was not approved by July 1, the beginning of Massachusetts’ fiscal year, which necessitated approval of a temporary budget for the first two weeks of July; however, on July 3, 2008, the Legislature enacted a fiscal year 2009 budget of $27.9 billion. Governor Deval Patrick has 10 days to approve or veto it (or veto certain items). After this ten day period, the House and Senate, by two-thirds majority, may vote to override the Governor’s vetoes. The budget approved by the Legislature increases funding for local aid, education and health care. The budget uses money from the state Stabilization Fund to cover a deficit of over $500 million. The Legislature also enacted legislation to increase revenues from tobacco and business taxes. The budget assumes that negotiations with the federal government regarding extension of Medicaid waivers will be successful. If that is not the case, the deficit would be significantly increased.

■ Commonwealth Indebtedness. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be repaid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private associat ion, or of any corporation that is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states. The Commonwealth has statutory limits on the amount of outstanding “direct” bonds (i.e., excluding bonds to be refunded with the proceeds of the issuance of refunding bonds). The statutory limit on “direct” bonds during fiscal 2007 is approximately $15.6 billion. By law, certain kinds of bonds issued by the Commonwealth may not be subject to this limitation.

The Commonwealth is authorized to issue three types of debt directly – general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. The Commonwealth reported that, as of January 2, 2008, it had a total of $19.298 billion in long-term debt outstanding, including $16.422 billion of general obligation debt, $1.272 billion of special obligation debt, and $1.602 billion of federal grant anticipation notes.

The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are used by such entities to pay a portion of the debt service on their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been pledged, as in the case of certain debt obligations of the MBTA, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority and the higher education building authorities; and of statutorily contemplated payments with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Education Facilities Authority and the Massachusetts State College Building Authority.

The ability of the Commonwealth to meet is obligations will be affected by future social, environmental and economic conditions, among other things, as well as by legislative policies and the financial condition of the Commonwealth. Many of these conditions are not within the control of the Commonwealth.

■ Independent Authorities and Agencies. The Legislature has established independent authorities and agencies within the Commonwealth, the budgets of which are not included in the Commonwealth’s annual budget. The Governmental Accounting Standards Board (GASB) Statement 14 articulates standards for determining significant financial or operational relationships between the primary government and its independent entities. In fiscal year 2007, the Commonwealth had significant operational or financial relationships, or both, as defined by GASB Statement 14, as amended, with 34 of these authorities.

■ Local Aid. The Commonwealth makes substantial payments to its cities, towns, and regional school districts (local aid) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2008, approximately 17.5% of the Commonwealth’s projected budgeted spending is estimated to be allocated to direct local aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula specified in Chapter 70 of the General Laws designated to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation. Beginning in fiscal 2007, the Legislature implemented a new model for the Chapter 70 program which was adjusted to resolve aspects of the formulas that were perceived to be creating inequities in the aid distribution. For fiscal 2008, the second year of this five-year model, the Commonwealth will provide a total of $3.726 billion of state aid through the Chapter 70 program.

The State Lottery and Additional Assistance programs, which comprise the other major components of direct local aid, provide unrestricted funds for municipal use. In fiscal 2008, cities and towns will receive $935.0 million in aid from the State Lottery Fund. Based on projected revenues that support these distributions, the fund will run a deficit of $124.2 million in fiscal 2008.

In addition to direct local aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MTBA assistance and debt service, pensions for teachers, funding for road construction, and the costs of courts and district attorneys that formerly had been paid by the counties.

■ Ratings of the Commonwealth’s Securities. As of July 2008, Standard & Poor’s, Fitch and Moody’s rated the Commonwealth’s general obligation bonds “AA,” “AA,” and “Aa2,” respectively. These ratings remained unchanged from prior years’ ratings. Ratings reflect only the respective views of such rating agencies, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. A downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commo nwealth and municipal securities in which the Fund invests.

■ Pending Litigation and Regulatory Inquiries. There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General of the Commonwealth, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition. From time to time actions may be brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits, and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that any such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. In addition, there are several tax cases pending that could result in significant refunds if taxpayers prevail. Other suits relate to, among other things, other revenue sources and environmental issues. In addition, in January, 2008, the Attorney General and United States Attorney resolved potential criminal and civil claims in connection with the Central Artery/Ted Williams Tunnel project against Bechtel/Parsons Brinckerhoff for $399 million. A settlement was also reached with design consultants for another $51 million to resolve certain cost recovery issues associated with the design of the project. In total, the Attorney General and the United States Attorney recovered $458 million, including interest. The majority of the $458 million will be held in a new state Central Artery/Tunnel Project Repair and Maintenance Trust Fund to provide for future non-routine repairs and maintenance of the Central Artery and Ted Williams Tunnel.

Special Investment Considerations - Michigan Municipal Securities. As explained in the Prospectus, the Michigan Municipal Fund will invest most of its assets in securities by or on behalf of the State of Michigan and its subdivisions, agencies, instrumentalities or authorities. The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Michigan obligations. The following information on risk factors in concentrating in Michigan municipal securities is only a summary, based on information provided by the State of Michigan in publicly-available official statements relating to offerings by the State of Michigan and publicly-available data on or prior to July 10, 2008. No representation is made as to the accuracy of this information.

Michigan. Although the state’s economy has diversified, Michigan’s economy is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect the economy of the state. Michigan has reported balanced budgets after substantial reductions in expenditures and some revenue enhancements for the last four years.

Recently, the state’s economy has been affected by changes in the auto industry, notably declining Big 3 motor vehicle sales, consolidation and plant closings resulting from productivity gains, competitive pressures and over-capacity. Similar changes in the future could adversely affect state revenues and more severely affect the revenues of the municipalities, authorities and other instrumentalities in the areas in which plants are closed, which may include municipalities, authorities and instrumentalities that have issued municipal securities held as Michigan Municipal Fund investments.

■ Factors Affecting Investments in Michigan Municipal Securities

Economic Characteristics. The economy of the state has proven to be cyclical, due primarily to the fact that the leading sector of the state’s economy is the manufacturing of durable goods. Employment in the durable goods manufacturing sector was approximately 474,400 and non-durable goods manufacturing employment was approximately 142,000 in 2007. Total state employment in calendar year 2007 averaged 4,660,000 and total manufacturing employment averaged 616,000 that year. The state’s average unemployment rate for calendar year 2007 was 7.2 percent, up from 6.9 percent in 2006 and 3.7 percent in 2000.

Motor vehicle and motor vehicle parts employment is an important component of Michigan’s economy. The combined motor vehicle and motor vehicle parts employment totaled 189,800 in 2006, down from 203,000 in 2006 and 224,100 in 2005. Recently, the state’s economy has been affected by changes in the auto industry, notably declining Big 3 motor vehicle sales, consolidation and plant closings resulting from productivity gains, competitive pressures and over-capacity. Similar changes in the future could adversely affect state revenues and more severely affect the revenues of the municipalities, authorities and other instrumentalities in the areas in which plants are closed, which may include municipalities, authorities and instrumentalities that have issued municipal securities held as Fund investments.

State Fiscal Matters - General. In 1978, Michigan’s Constitution was amended to limit the amount of total state revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 state personal income. If any fiscal year revenues exceed the revenue limitation by one percent or more, the entire amount of such excess shall be rebated in the following fiscal year’s personal income tax or single business tax. Any excess of less than one percent may be transferred to the state’s Budget Stabilization Fund.

Michigan’s Constitution provides that the proportion of state spending paid to all units of local government to total state spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the “following fiscal year,” which means the year following the determination of the shortfall, according to an opinion issued by the State’s Attorney General. Michigan’s Constitution also requires the state to finance any new or expanded activity of local governments mandated by state law.

The state may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

State expenditures are not permitted by the state’s Constitution to exceed available revenues.

Tax Revenues. Michigan currently levies a 6 percent sales tax on retail sales with certain exceptions for items such as food and prescription drugs and a 6 percent use tax on the privilege of using, storing and consuming tangible personal property, services of intrastate telephone, telegraph or other leased wire communications, transient hotel and motel rooms and rentals of tangible personal property. A constitutional amendment is required to increase the sales tax rate. A ballot proposal approved by the electorate on March 15, 1994, increased the sales and use tax rates from 4 percent to 6 percent and constitutionally dedicated revenues from the 2 percentage point rate increase to the state’s School Aid Fund. Of the remaining sales tax revenues generated by the 4 percentage point rate, 60 percent of collections is distributed to the School Aid Fund for operating aid to local school districts in the state. An additional 15 percent of the revenues generated by the 4 percentage point rate is constitutionally dedicated to local units of government for general operating purposes.

Michigan levies a flat rate tax on the adjusted gross income of individuals, estates and trusts. The income tax rate was 4.4 percent for tax years 1995 through 1999. The rate was reduced to 4.2 percent for tax years 2000 and 2001, to 4.1 percent for 2002 and 4.0 percent for 2003. The rate remained at 4.0 percent for the first six months of tax year 2004 and was reduced to 3.9 percent on July 1, 2004. The rate was increased to 4.35% effective October 1, 2007. Effective October 1, 1996, 23 percent of gross income tax collections before refunds were earmarked to the School Aid Fund, with the remainder dedicated to the State General Fund. The percentage earmarked to the School Aid Fund rose in proportion to the rate cuts so that the rate cuts would not reduce the amount dedicated to the School Aid Fund. The School Aid Fund now receives 25.95 percent of gross income tax collections before refunds.

Michigan levies a 6 mill statewide property tax known as the state education tax (“SET”). The proceeds of the SET are deposited into the State’s School Aid Fund. Other taxes levied by the state include a tax on real estate transfers, various motor fuel taxes, taxes on beer, wine and liquor and cigarettes and other tobacco products, and a number of smaller taxes. A portion of some of these taxes is dedicated for specific purposes, including payments to local units of government and school districts.

Beginning in 1976 through December 31, 2007, Michigan imposed the Single Business Tax (“SBT”). The SBT was a value-added tax imposed on all business activities with annual adjusted gross receipts of $350,000 or more. In 1999, legislation was passed completely phasing out the SBT. Legislation enacted on August 9, 2006 repealed the SBT after December 31, 2007, two years earlier than previously scheduled. On July 12, 2007, the Governor signed legislation creating the Michigan Business Tax (“MBT”) beginning in 2008. The MBT, in general, has two weighted components: one at 0.8 percent times adjusted gross receipts and the second at 4.95 percent times net profits. There are two additional components for insurance companies and financial institutions. There is also an additional MBT surcharge of 21.99% of a taxpayer’s liability before credits. The surcharge is imposed until January 2017.

General Fund. Michigan’s General Fund receives those revenues of the state not specifically required to be included in other funds. General Fund revenues are obtained approximately 51 percent from the payment of state taxes and 49 percent from federal and non-tax revenue sources. General Fund revenues are segregated into two categories for accounting purposes: General Purpose and Special Purpose. Because the state accounts for these expenditures on a consolidated basis, it is not possible to segregate expenditures as related to the General Purpose portion or Special Purpose portion of total General Fund expenditures.

General Purpose revenues consist primarily of that portion of taxes and federal aid not dedicated to any specific purpose. General Purpose revenues account for approximately 38 percent of total General Fund revenues.

Special Purpose revenues consist primarily of federal aid, taxes and other revenues dedicated to specific purposes. Special Purpose Revenues account for approximately 62 percent of total General Fund revenues. Federal aid accounted for approximately 69 percent of Special Purpose revenues. The State estimated that approximately three-fourths of the State’s federal aid revenues require matching grants by the State. The percentage of State funds to total expense in programs requiring matched funds varies generally between 10 and 50 percent.

Approximately two-thirds of total General Fund expenditures are made for education, and by the Department of Human Services and by the Department of Community Health.

State support of public education consists of aid to local and intermediate school districts, charter schools, state universities, community colleges and the Department of

Education, which is responsible for administering a variety of programs which provide additional special purpose funding for local and intermediate school districts.

The Department of Human Services and the Department of Community Health administer economic, social and medical assistance programs, including Medicaid and the Temporary Assistance to Needy Families (“TANF”) block grant, which represent the major portion of social services expenditures. The TANF grant requires state contributions tied to a 1994 maintenance of effort level. The Medicaid program continues on a matching basis, i.e., with federal funds supplying more than 50 percent of the fund.

General Fund - Resources and Expenditures. Starting in 2001, Michigan has experienced an economic downturn, which has adversely affected state revenues. In each of the fiscal years ending September 2001 through 2007, the state ended the year with its General Fund in balance, by among other actions, accounting adjustments, changing the timing of revenue receipts, substantially depleting the BSF and cutting expenditures in a number of areas, including payments to counties, cities and other local units of government and school districts and public institutions of higher education.

The state reported that actual General Fund-General Purpose total available resources (including tax revenue, non-tax revenue and other resources) were $9.251 billion in fiscal year 2006-07, 9.445 billion in fiscal year 2006-07 and were projected to be $9.246 in fiscal year 2007-08.

The state reported that actual General Fund-General Purpose total expenditures were $9.248 billion in fiscal year 2005-06, $9.186 billion in fiscal year 2006-07 and were projected to be $9.856 billion in fiscal year 2007-08. In June 2008, the Governor projected an estimated General Fund gap of $235 million for fiscal year 2008-09, which the Governor proposed to address through a combination of transfers and budget cuts. Bills to implement the fiscal year 2008-09 budget are still in negotiation in the Legislature.

The state currently projects that the General Fund will be in balance on September 30, 2008, the close of the current fiscal year.

■ The 2007-08 Fiscal Year

Economic Outlook

Michigan’s economic forecast in January of 2008 for calendar years 2008 and 2009 projected slower growth in 2008 and 2009 compared to 2007. Real GDP was projected to grow 1.8 percent in 2008 and 2.5 percent in 2009, on a calendar year basis. Light vehicle sales were projected to total 15.7 million units in 2008 and 16.0 million units in 2009.

The forecast assumed continued inflation. The U.S. Consumer Price Index was projected to increase by 2.8 percent in 2008 and 2.5 percent in 2009. Ninety-day T-bill rates were expected to average 3.5 percent in 2008 and 4.0 percent in 2009. The United States’ unemployment rate was projected to average 5.1 percent in 2008 and 5.3 percent in 2009.

Total Michigan wage and salary employment was projected to decrease 1.9 percent in 2008 and 0.8 percent in 2009 The State’s unemployment rate was projected to average 8.2 percent in 2008 and 8.7 percent in 2009.

2007-08 Budget. The Governor’s executive budget for the fiscal year commencing October 1, 2007 was submitted to the Legislature on February 8, 2008. The Legislature is still considering various parts of the budget.

■ Michigan’s General Obligation Debt

Michigan’s Constitution limits state general obligation debt to (i) short-term debt for state operating purposes, (ii) short and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for voter-approved purposes.

Short-term debt for operating purposes is limited to an amount not to exceed 15 percent of undedicated revenues received during the preceding fiscal year. Under the state Constitution as implemented by statutory provisions, such debt must be authorized by the State Administrative Board and issued only to meet obligations incurred pursuant to appropriation and must be repaid during the fiscal year in which incurred. Such debt does not require voter approval.

The amount of debt incurred by the state for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the state must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

There are also various state authorities and special purpose agencies created by the state which issue bonds secured by specific revenues. Such debt is not a general obligation of the state.

The state has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes.

Michigan reported that as of the fiscal year ended September 30, 2006, the State had $1.463 billion in general obligation bonds outstanding. Debt service (principal and interest due) on the state’s general obligation bonds was reported to have been $146.3 million as of September 30, 2007 and was forecast to be $108.5 million and $194.2 million as of September 30, 2007 and September 30, 2008, respectively.

■ Litigation

Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the state, substantially affect state programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. The state is also a party to various legal proceedings which, if resolved in the state’s favor would result in contingency gains to the state’s General Fund balance, but without material effect upon Fund balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable.

■ Pensions and Other Post-Employment Benefits

Michigan administers all of the following defined benefit pension plans: Legislative Retirement System (LRS); State Police Retirement System (SPRS); State Employees’ Retirement System (SERS); Public School Employees’ Retirement System (MPSERS); Judges’ Retirement System (JRS); and Military Retirement Plan (MRP).

The state makes legally required contributions only to the SPRS, SERS, JRS, LRS and MRP. The State does not contribute to MPSERS, which is a cost-sharing multi-employer system. The contributions for probate judges in the Judges’ Retirement System are non-employer contributions to cost-sharing multiple-employer defined benefit pension systems. The contributions to all other systems are employer contributions to defined benefit systems. However, the state does not make actuarially computed contributions to the MRP. MRP benefits, which are funded on the pay-as-you-go basis, are paid from the General Fund.

In addition to pension benefits, the State is required to provide certain other post-employment benefits (collectively, “OPEB”) to many of its retired employees. Health, dental and vision benefits, as well as life insurance coverage, are provided to retirees of all pension plans to which the state makes required contributions, except MRP. Those benefits are funded on a pay-as-you-go basis, except for LRS. Life insurance benefits for LRS are pre-funded as part of the pension fund.

The Government Accounting Standards Board has promulgated accounting and financial reporting standards (“GASB Statement No. 45”), which require accrual-based measurement and recognition of OPEB cost over a period that approximates employees’ years of service and provides information about actuarial accrued liabilities associated with OPEB. The State is required to adopt the standards set forth in GASB Statement No. 45 for the first time for its 2007-08 fiscal year.

The State obtains an actuarial valuation conducted by an independent consulting firm annually with respect to OPEB costs for plans administered by the State, other than LRS. The actuarial valuation is unrelated to the State’s compliance with GASB Statement No. 45. The significant actuarial assumptions on which such actuarial valuation is based are the same as the actuarial assumptions for the State’s pension plans, which actuarial assumptions may differ significantly from those required by GASB Statement No. 45. Accordingly, the results of the annual actuarial valuation of OPEB obtained by the state may differ significantly from the results of an actuarial valuation that complies with GASB Statement No. 45.

For additional information on Michigan’s pension and other post retirement benefit matters, see that portion of the Official Statement dated April 24, 2008 for State of Michigan General Obligation Refunding Bonds (Environmental Program), Series 2008C and $1,140,000 State of Michigan General Obligation Refunding Bonds (Environmental Program), Series 2008D (Federally Taxable) contained in Appendix I thereto labeled “RETIREMENT FUNDS”, which official statement speaks only as of its date, and has been filed with each Nationally Recognized Municipal Securities Information Repository, the State Information Depository for Michigan and the Municipal Securities Rulemaking Board.

■ Ratings of the State’s Securities

As of July 10, 2008, Moody’s, Standard & Poor’s and Fitch have assigned Michigan’s general obligations bonds ratings of “Aa3,” “AA-,” and “AA-,” respectively.

These ratings have been assigned based on the creditworthiness of the state. Explanations of the significance of such ratings may be obtained only from the rating agencies furnishing the same. Each rating expresses only the view of such respective rating agency. There can be no assurance that such ratings will continue for any given time or that such ratings will not be revised or withdrawn. A revision or withdrawal of any of the ratings may have an adverse material affect on the market of the state and municipal securities in which the Michigan Municipal Fund invests.

■ Local Issuances

Investors should note that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the state and that there may be no obligation on the part of the state to make payment on such local obligations in the event of default.

Although all or most of the bonds in the Michigan Municipal Fund are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the state may experience will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on or principal of the bonds, particularly in view of the dependency of local governments and other authorities upon state aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the state to meet debt service requirements upon such bonds.

Special Investment Considerations - Minnesota Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the State of Minnesota (referred to in this section as “Minnesota” or the “State”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in Minnesota municipal securities is only a summary, based on information provided by Minnesota in publicly-available statements relating to offerings by Minnesota on or prior to July 26, 2007 and economic updates on or prior to July 2008. No representation is made as to the accuracy of this information.

Population

Bordered by Canada on the north, Lake Superior and Wisconsin on the east, Iowa on the south, and North and South Dakota on the west, Minnesota is the 12th largest and 21st most populous state in the Union. Minnesota population grew from 4,390,000 in 1990 to 4,934,000 in 2000 at an average annual compound rate of 1.2 percent. In comparison, U.S. population also grew at an annual compound rate of 1.2 percent during this period. Between 2000 and 2006, Minnesota population grew at an annual compound rate of 0.8 percent, compared to 1.0 percent for the U.S. Minnesota’s population is currently forecast by the U.S. Department of Commerce to grow at an average annual compound rate of 0.79 percent between 2005 and 2030, compared to 0.83 percent nationally.

Employment Growth In The State

In the period 1990 to 2000, overall employment growth in Minnesota exceeded national growth. Manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1990-2000 and 2000-2006 periods. In the 1990 to 2000 period, total employment in Minnesota increased 23.9 percent while increasing 19.9 percent nationally. Non-farm employment data indicate the recession which began in July 1990 was less severe in Minnesota than in the national economy, and that Minnesota’s recovery was more rapid than the nation’s. The recent recession and recovery presents a mixed picture. For the 2000 to 2003 period, Minnesota non-farm employment declined 0.9 percent compared to a decline of 1.4 percent nationally. However, in the 2003 to 2006 period, Minnesota non-farm employment grew 2.8 percent compared to 4.7 percent nationally.

Structure of the State’s Economy

Diversity and a significant natural resource base are two important characteristics of Minnesota’s economy. When viewed in 2006 at a highly aggregative level of detail, the structure of the state’s economy parallels the structure of the U.S. economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total state employment was within two percentage points of national employment share.

Some unique characteristics of the state’s economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the state’s employment in 2006 was highly concentrated in the fabricated metals, machinery, and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3 percent of the state’s durable goods employment was concentrated in 2006, as compared to 14.6 percent for the U.S. as a whole. The emphasis is partly explained by the location in the state of Unisys, IBM, Seagate Technology, and other computer equipment manufacturers which are included in the computers and electronics classification. The miscellaneous manufacturing category includes Medtronic, St. Jude Medical and other manufacturers of medical devices.

The importance of the State’s rich resource base is apparent in the employment mix in non-durable goods industries. In 2006, 35.3 percent of the State’s non-durable goods employment was concentrated in food manufacturing. This compares to 28.6 percent in the national economy. Food Manufacturing relies heavily on renewable resources in the state. Over half of the state’s acreage is devoted to agricultural purposes. Printing and Related and Paper, Plastics and Rubber Products are also relatively more important in the state than in the U.S. Mining is currently a less significant factor in the state economy than it once was. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

■ Factors Affecting Investments in Minnesota Municipal Securities.

The State’s Economy. Since 1990, state per capita personal income has usually been within ten percentage points of national per capita personal income. The state’s per capita income has generally remained above the national average. In 2006, Minnesota per capita personal income was 106.7 percent of its U.S. counterpart.

In the level of personal income per capita, Minnesota ranked second among twelve neighboring states in 1990 and first in 2006. During the period 1990 to 2000, Minnesota ranked first in growth of personal income and fifth during the period 2000 to 2006. Minnesota ranked ninth in personal income growth among neighboring states in 2005-2006. Over the period 1990 to 2000, Minnesota non-farm employment grew 25.7 percent while the entire north central region grew 18.6 percent. During the 2000-2006 period, Minnesota non-farm employment grew 2.8 percent, while regional employment declined 1.2 percent.

During 2005 and 2006, the State’s monthly unemployment rate was generally less than the national unemployment rate, averaging 4.1 percent in 2005, as compared to the national average of 5.1 percent. In 2006, Minnesota’s unemployment rate averaged 4.0 percent, compared to the national average of 4.6 percent. In the first four months of 2007, Minnesota’s unemployment rate exceeded the national rate and then slipped slightly below the nation’s in May 2007.

Fiscal Matters – General. The State’s constitutionally prescribed fiscal period is a biennium, and the state adopts budgets on a biennial basis. Each biennium ends on June 30 of an odd-numbered year and includes two fiscal years, each beginning on July 1 and ending on June 30. The biennium which began on July 1, 2005 and which ended on June 30, 2007, is referred to herein as the “Previous Biennium.” The biennium which began on July 1, 2007 and which will end on June 30, 2009, is referred to herein as the “Current Biennium.” The biennium which will begin July 1, 2009 and will end on June 30, 2011 is referred to herein as the “Next Biennium.” Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium (in odd-numbered calendar years). Appropriations for the Current Biennium were enacted by the 2007 Legislature ending in May 2007. Supplemental appropriations and changes in revenue measures are usually adopted during legislative sessions in even-numbered calendar years.

The Department of Finance has developed planning estimates for the Next Biennium, based upon the Current Biennium revenue and expenditure forecasts and existing laws. The budget process just outlined, beginning with the development of planning estimates in February 2006, and finishing with gubernatorial approvals and vetoes, describes the process that is generally followed for each biennium. During each biennium, there are four new Revenue and Expenditure Forecasts. Based upon the results of these forecasts, the Governor may recommend tax law and expenditure changes for the biennium for which the changes are recommended to the Legislature. In addition, the Legislature may, also based on these forecasts, approve tax law changes and budget changes for the biennium for which the changes are approved.

The General Fund accounts for all financial resources except those required to be counted for in another fund. Revenues, expenditures, transfers and fund balance information in budgetary fund statements may differ from those in the State’s GAAP based Comprehensive Annual Financial Report. A cash flow account (the “Cash Flow Account”) was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds in the Cash Flow Account is governed by statute. The Legislature established the Cash Flow Account at $350 million for the Current Biennium.

A budget reserve account (the “Budget Reserve Account”) was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Legislature established the Budget Reserve Account at $686 million for the Current Biennium. Of this amount, a special contingent reserve of $33 million was designated for aids to counties to deal with anticipated federal reductions affecting human services case management activities. Previously enacted laws designating the allocation of future forecast positive balances to restore any monies used from the Budget Reserve Account remain unchanged.

Atax relief account (the “Tax Relief Account”) was established in the General Fund and is treated as a General Fund reserve. The use of the funds from the Tax Relief Account requires legislative action. The 2006 Legislature reduced the Tax Relief Account balance from $317 million to $110 million for the Previous Biennium. Any year-end balance in odd-numbered fiscal years is deposited to the Tax Relief Account. The 2007 Legislature reduced the Tax Relief Account Balance from $110 million to zero.

Current Biennium

February 2007 Forecast

The Department of Finance prepared a revised forecast of General Fund revenues and expenditures for the Current Biennium at the end of February 2007.

Forecast revenues for the Current Biennium were expected to be more than forecast in November 2006. Projected individual income tax receipts were increased, and corporate income tax receipts were increased over November 2006. The sales tax and motor vehicle sales tax forecasts were reduced from November’s estimates. All other resources were higher than forecast in November 2006. Projected current law spending for the Current Biennium also showed little change from the November 2006 forecast. Total spending was projected to be more than projected in November 2006. An increase in forecast human services costs accounted for nearly two-thirds of the change, reflecting projected increases in hospital costs. K-12 education estimates increased due to higher forecast spending for compensatory aid and levy equalization programs. Debt service projections increased, reflecting the effect of slightly higher interest rate forecasts. All other spending increased.

March 2007 Governor’s Budget Recommendations

In January 2007, the Governor submitted a proposed budget to the Legislature for the Current Biennium that was based on the November 2006 forecast of General Fund revenues and expenditures (“Current Law”). In March 2007, the Governor’s budget recommendations were updated to reflect changes in forecast revenues and spending resulting from the February 2007 forecast.

Recommendations were updated to reflect changes in forecasts for K-12 education and human services. Limited new recommendations were directed to improving the long-term budget outlook. Proposed changes included a $44 million increase in transfers from the state’s Health Care Access fund to better match expected enrollment growth in the respective funds and a $23 million gain from additional use of federal funds related to hospital payments. The Governor increased his recommendation for the Budget Reserve Account, raising the proposed level from $700 million to $800 million, 4.5 percent of annual expenditures.

Revenues Proposed in the Governor’s Budget

The March 2007 Governor’s recommendation reflected a net decrease in General Fund revenues from the February 2007 forecast for the Current Biennium. The Governor included no general tax increases in his March 2007 recommendations, and the proposed budget provided targeted income and business tax relief that would reduce forecast revenues. Additionally, the Governor proposed dedicating leased vehicle sales tax receipts for transportation purposes along with a sales tax exemption for transportation projects and operations. These changes were expected to reduce general fund tax revenues in the Current Biennium.

Expenditures Proposed in the Governor’s Budget

The March 2007 Governor’s recommendation for the Current Biennium increased General Fund spending by $1.933 billion from the February 2007 projected forecast of

Current Law. The total recommended spending increase is $3.076 billion (9.8 percent) over the forecast for the Previous Biennium. E-12 education accounts for 40 percent of total General Fund spending. More than one-half of the increases shown result from recommendations to increase the basic education formula by 2 percent per year and funding for a Successful Schools initiative that would provide one-time bonuses, equal to approximately an additional 2 percent on the basic education formula, to schools meeting achievement goals. One-time payments in the Previous Biennium to repay school district payment shifts do not recur and act to reduce growth compared to the Previous Biennium.

The budget funded forecast Current Law growth in human services attributable to largely growing costs in Medical Assistance, Minnesota’s Medicaid program. Limited additional spending recommended by the Governor represented a combination of changes related to reforming the health care system, improving mental health services, providing rate increases to continuing care providers, and promoting health information technology.

The Governor’s budget included significant increases both to the state’s higher education systems as well as to student financial aid programs to offset possible tuition increases. Property tax aids and credit payments to local governments and individuals included increases to local government aids as well as property tax refund payments to individuals. A major portion of increased spending for public safety was directed to operations of the state’s correctional facilities and funding increased operating costs in the state’s court systems. An average of 2 percent per year increase from current appropriation levels was recommended for operating agencies compensation costs, as well as significant investments in technology and related operations.

Current Law provided for a total of $1.003 billion in reserves including the Budget Reserve Account and a separate cash flow account. The Governor recommended increasing the Budget Reserve Account. The Governor also recommended statutory changes to index the budget reserve to growth in General Fund spending. Those recommendations set a goal of 5 percent of annual spending and required that a portion of future forecast balances be automatically deposited in the reserve until the 5 percent goal is met.

Next Biennium

The planning estimates for the Next Biennium, based on the March 2007 Governor’s proposed budget, indicate that there would be a structural balance of $844 million, meaning that projected total revenues, excluding any balances carried forward, would exceed total expenditures. The planning estimates are based on projected current law revenues and expenditures as proposed by the Governor, adjusted only for enrollments and caseloads in K-12 education and human services programs, as well as state prison populations. The expenditure estimates do not include adjustments for general inflationary increases.

2007 Legislative Session

The 2007 legislative session ended on the constitutional deadline of May 21, 2007. Legislative actions authorizing revenues and spending for the Current Biennium were based on the February 2007 Current Law forecast. The approved budget reflects little change in General Fund revenues from the February 2007 forecast for the Current Biennium. No general tax increases or decreases were included in the adopted budget. The Governor and legislature failed to agree on an omnibus tax bill, resulting in a gubernatorial veto. Revenue provisions in the vetoed omnibus tax bill, however, were largely limited to modifications to taxes paid related to foreign operating corporations. Without these changes, forecast revenues for the biennium increased only slightly from forecast levels, reflecting additional tax compliance revenues and limited fee and other revenue changes occurring in omnibus appropriation bills.

Expenditures Authorized in the Enacted Budget

The enacted budget for the Current Biennium increased General Fund spending by $1.871 billion from the February 2007 projected forecast of Current Law The total recommended spending increase is $3.011 billion (9.6 percent) over the forecast for the Previous Biennium. K-12 education accounts for 40 percent of total General Fund spending, increasing $784 million over forecast spending. One-third of the change resulted from increases to the basic education formula of 2 percent in the first year and 1.0 percent in the second year. Slightly over 40 percent of the total change is attributed to increases in special education funding. Significant initiatives in one-time school technology funding, deferred maintenance funding, and increases in kindergarten pupil unit weighting accounted for the remainder of the net increase.

Health and human services programs account for 28 percent of authorized spending, an increase of $235 million from forecast levels, but $1.453 billion over the Previous Biennium. Primary components of the change included forecast Current Law growth in human services attributable to largely growing costs in Medical Assistance, Minnesota’s Medicaid program. Limited additional spending occurred as a result of expanding Minnesota Care coverage for adults without children. Other changes represented a combination of changes related to improving mental health services, providing 2 percent yearly rate increases to continuing care providers, and promoting electronic health records technology.

The enacted budget included significant increases both to the state’s higher education systems as well as to student financial aid programs that acted to reduce possible tuition increases. Property tax aids and credit payments to local governments and individuals, local government aids, as well as property tax refund payments to individuals were left unchanged from forecast current law levels. Proposed increases for these programs had been part of an omnibus tax bill that was vetoed by the Governor. No action left current law local aid credit and refund formulae in place. Finally, a major portion of increased spending for public safety was directed to operations of the State’s correctional facilities, as well as providing for increased operating costs in the State’s court systems, related to caseload increases.

Budgets for most areas included three percent per year increases from current appropriation levels for potential compensation costs related to bargained labor contracts being negotiated.

Current law provided for a total of $1.003 billion in reserves, including the Budget Reserve Account and a separate cash flow account. No changes were made to these reserves. A special contingent reserve of $33 million was designated for aids to counties to deal with anticipated federal reductions affecting human services case management activities.

Final budget actions left an unusually high unexpended, available General Fund balance of $373 million. Executive vetoes of the omnibus tax bill reduced legislative spending by $138 million, as well as deferring a recommended increase to the budget reserve of $150 million. An executive veto of a capital budget bill reduced legislatively approved cash spending for capital projects by $135 million, while reducing debt service spending from forecast levels that assumed a small off-year capital budget.

Next Biennium

The planning estimates for the Next Biennium, based on the enacted budget, indicate that there would be a structural balance of $1.144 billion, meaning that projected total revenues, excluding any balances carried forward, would exceed total expenditures for the Next Biennium. The planning estimates are based on projected Current Law revenues and expenditures as proposed by the Governor adjusted only for enrollments and caseloads in K-12 education and human services programs, as well as state prison populations. The expenditure estimates do not include adjustments for general inflationary increases.

January 2008 Economic Update

Net general fund revenues totaled $3.008 billion in November and December 2007, $105 million (3.6 percent) more than forecast. Although receipts from all major tax sources were above forecast, some of this positive variance may reflect differences in the timing of receipts, not a stronger than forecast underlying economy. General fund receipts during the past two months are 1.4 percent greater than those in November and December 2006.

Individual income tax receipts were $48 million (4.3 percent) more than forecast. Much of that positive variance came from withholding receipts which were $39 million (3.9 percent) above forecast. Corporate estimated tax payments were $13 million more than projected and total sales tax receipts $15 million above forecast. The sales tax variance was due to lower than anticipated sales tax refunds. Gross receipts from the sales tax were $443,000 less than forecast. Other tax and non-tax revenues were $35 million (4.3 percent) more than projected.

Minnesota’s labor market was very tight at the close of the decade. Minnesota’s unemployment rate averaged just under 3 percent in 1999 and 2000 and payroll employment grew by more than 120,000 jobs during that period. The strong demand for workers was reflected in the proportion of Minnesotans employed. In 2000, 72.6 percent of Minnesotans age 16 or more, were employed. The state’s employment ratio was well above the U.S. average of 64.5 percent.

By 2006, employment ratios nationally and in Minnesota had fallen back slightly. Nationally, the proportion of the population age 16 or above that was working had fallen by 1.4 percentage points to 63.1 percent. In Minnesota that ratio fell by 2.7 percentage points to 69.9 percent. Recently released data on employment rates by age provides some insights into the decline in Minnesota’s employment ratio. That data shows there were only small, offsetting changes in employment rates for Minnesotan’s age 25 through 54. In those age cohorts slightly more than 87 percent of Minnesotan’s were employed in both 2000 and 2006. Nationally, the proportion of the 25 to 54 population working fell by 1.5 percentage points from 81.5 percent to 80 percent.

July 2008 Economic Update

Minnesota’s net general fund receipts for fiscal year 2008 are now estimated to total $16.257 billion, $389 million (2.5 percent) more than forecast in February 2008. The individual income tax and the corporate income tax accounted for more than 75 percent of the positive revenue variance. Net sales tax receipts were below forecast by less than 0.1 percent. Much of the $177 million income tax variance came from payments accompanying individual income tax returns for tax year 2007. Those payments, including payments accompanying requests for extensions were a combined $162 million more than anticipated. The large percentage variance in the corporate tax appears to be due to corporate profits in tax year 2007 and early 2008 exceeding forecast. Some of the weakness assumed in the forecast for the financial sector has yet to be reflected in state revenues.

All fiscal year 2008 results are preliminary and subject to change. As in past years forecasts for some revenue sources were adjusted to reflect anticipated accruals in this first report of receipts for the entire fiscal year. A complete accounting of FY 2008 revenues reflecting final closing will be part of the October 2008 Economic Update.

■ Minnesota’s General Obligations Debt. The State reported that as of August 14, 2007, it would have $4.487 billion in general obligation debt outstanding. The total amount of general obligations bonds authorized but unissued as of September 17, 2007 was predicted to be approximately $1 billion. Pursuant to state law, the Commissioner of Finance has reserved the right, for a period of 18 months after the bonds have been issued, to determine that a portion of the bonds were issued, or shall be deemed to have been issued, for a different purpose, and to reallocate and transfer their proceeds to the appropriate account in the bond proceeds fund for expenditure pursuant to the law designated in the amendment.

The Governor has established a State Debt Management Policy. Included in this policy is a guideline providing for the issuance of general obligation bonds in amounts such that appropriations to the Debt Service Fund from the General Fund should not exceed 3.0% of the General Fund non-dedicated revenues for a biennium; and a second guideline providing that the principal amount of general obligation bond debt should not exceed 2.5% of the personal income of State residents. A third guideline is that the total amount of all State general obligation bonds, moral obligation debt, State bond guarantees, equipment capital leases, and real estate leases outstanding at the end of any fiscal year should not exceed 5.0% of State personal income for that fiscal year. The purpose of the third guideline is to acknowledge all future commitments of the State, and to establish an upper limit on the total amount of the commitments.

■ Obligations of State Agencies. The University of Minnesota, established as a separate entity by the Minnesota Constitution, and various State agencies or instrumentalities established by the Legislature, are authorized by law to issue various forms of obligations. These obligations may be supported by the full faith and credit of the University or the other issuer, or by various revenue pledges, or both. However, such obligations are not debts of the State and the State is not required to provide moneys for their payment.

■ Litigation. The State is a party to numerous civil actions pending against it, which could, if determined adversely to the State, affect the State’s expenditures, and, in some cases, its revenues, including certain actions that the State Attorney General believed were likely to have a material adverse effect in excess of $10 million on the State’s expenditures or revenues during the Current Biennium.

A Minnesota law creates a potential for taxation of future exempt-interest dividends. The 1995 Minnesota Legislature enacted a law that would include interest on obligations of Minnesota governmental units and Indian tribes in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest unlawfully discriminates against interstate commerce as a result of interest on obligations of governmental issuers located in other states not being excluded. This law applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. As of the date of this SAI, the Fund’s Minnesota tax counsel does not know of any case pending which challenges Minnesota’s tax exemption for Minnesota Obligations on interstate commerce grounds.

■ Ratings of the State’s Securities. As of July 24, 2008, Standard & Poor’s and Fitch had rated the State’s general obligation bonds “AAA” and Moody’s had rated those bonds “Aa1”. These ratings reflect only the views of the particular rating organization. An explanation of the views of its rating’s meaning and significance may be obtained from the respective rating agency. These ratings are subject to change or withdrawal by the rating agencies at any time. Therefore, after the date of issuance investors may not assume that such ratings remain in effect. A revision or withdrawal of the ratings may have an adverse effect on the market price of the State and municipal securities in which the Fund invests.

Special Investment Considerations – North Carolina Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the State of North Carolina (referred to in this section as the “State”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in North Carolina municipal securities is only a summary, based on publicly-available information. No representation is made as to the accuracy of this information.

The State reported that it had ended the fiscal year 2006-07 with an over-collection of revenues of $1.344 billion for the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use taxes. The State predicted that its total General Fund revenues for fiscal year 2007-08 would be $20.977 billion and General Fund expenditures would be $20.660 billion.

Factors Affecting Investments in North Carolina State Securities

The State’s major economic sectors are services, agriculture, trade, manufacturing and tourism. According to the U.S. Bureau of Labor Statistics, total non-farm employment accounted for approximately 4,187,700 jobs, seasonally adjusted, in December 2007. Among the non-farm industry groups, trade and transportation and government accounted for the largest number of jobs with 783,600 and 703,600 respective jobs, seasonally adjusted as of December 2007. In both 2006 and 2007, North Carolina experienced growth in nine of the eleven major industry groups that were non-farm. The industry groups with the largest growth in 2007 were professional and business services, education and health services, and leisure and hospitality, each with greater than 4% growth from 2006. The remaining groups where employment increased in 2007 were natural resources and mining, construction, trade and transportation, financial activities, government and other services.

According to the United States Department of Commerce, Bureau of Economic Analysis and the State Office of Budget and Management, during the period from 1990 to 2005, per capita income in the State grew from $17,295 to an estimated $32,234, an increase of almost 86%. For 2007, the per capita income was $33,636. According to the North Carolina Employment Security Commission, from January 1990 to December 2007, the seasonally-adjusted labor force grew from 3,451,292 to 4,531,872, an increase of 31.3%.

State Revenues

The State has three major operating funds that receive revenues and from which moneys are expended: the General Fund; the Highway Fund; and the Highway Trust Fund. All revenues are collected by the Department of Revenue, except the highway use tax on motor vehicle sales and motor vehicle license tax and fees, which are collected by the Department of Transportation. There are no prohibitions or limitations in the North Carolina Constitution on the State’s power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or “poll” tax.

The State reported that for the 2006-07 fiscal year, State tax revenue reported in the General Fund totaled $18.712 billion and combined tax and non-tax revenue reported in the General Fund totaled $19.403 billion.

State Budgets

The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget shall not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

Ratings of the State’s Securities

As of February 1, 2008, Standard & Poor’s had rated the State’s general obligation bonds “AAA,” Moody’s had rated those bonds “Aaa” and Fitch had rated those bonds “AAA”. These ratings reflect the credit quality of the State only, and do not indicate the creditworthiness of securities of other issuers located in the State. Furthermore, these ratings reflect only the views of the respective views of such rating organizations, and an explanation of the significance of such ratings may be obtained only from the respective organization providing such rating. There is no assurance that such ratings will remain in effect for any given period of time or that any or all will not be revised downward or withdrawn entirely. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the State and municipal securities in which the Fund invests.

State Indebtedness

The State reported that as of June 30, 2007, it had $5.902 billion in total general obligation bonds outstanding. Annual principal and interest due on this outstanding debt was reported to be $577.2 million in fiscal year 2007-08 and $538.9 million in fiscal year 2008-09.

The State reported having $1.829 billion of authorized but unissued non-general obligation debt. The State anticipated that all or a large portion of this indebtedness would be issued from time to time over the next several years. The timing and size of additional future issues will depend upon a number of factors, including the cash flow requirements of the State for the programs and projects to be financed with the debt proceeds, the State’s financial condition at the time the debt is proposed to be issued, and capital market conditions. The amount and timing of these sales had not been established.

Pending Litigation

The North Carolina Comprehensive Annual Financial Report for the fiscal year ended June 30, 2007 reported that the State is a defendant in various cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. An adverse result in any of the cases could have negative budgetary consequences.

Special Investment Considerations – Ohio Municipal Securities.

As described in the Prospectus, the Ohio Municipal Fund will invest most of its assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Municipal Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations.

The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of June 30, 2008, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

Although Ohio has become increasingly reliant on the service sector, the state continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy, with over half the state’s area devoted to farming and a significant portion of total employment in agribusiness. As of June 21, 2007, Moody’s, Standard & Poor’s and Fitch have assigned Ohio’s general obligation bonds “Aa1,” “AA+” and “AA+,” respectively. There can be no assurance that these ratings will continue.

In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%), in 2005 (5.9% vs. 5.1%), in 2006 (5.5% vs. 4.6%) and in 2007 (5.6% vs. 4.6%). In May 2008, the State unemployment rate was higher than the national rate (6.3% vs. 5.5%). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

The GRF ending fund balance for Fiscal Year 2007 was $215,534,000.

Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)
1996-97	$1,367,750,000	$834,933,000	$149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000
2006-07	1,432,925,000	215,534,000	215,534,000

(a)	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

(b)       Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The appropriations acts for the 2008-09 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the ITRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions with budgetary pressures during this period primarily due to lower than previously anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160,000,000 from the BSF and $100,000,000 from the Family Services Stabilization Fund aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

• Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

• December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from the BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game estimated to generate approximately $40,000,000 annually beginning in Fiscal Year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance to $100,000,000; increased cigarette tax by 31¢ per pack (to a total of 55¢ per pack) estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003; additional transfers to the GRF of $345,000,000 from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283,000,000 in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash) based on the remedial steps described above, including transfers of $289,600,000 from tobacco settlement moneys and $534,300,000 from the BSF (leaving a Fiscal Year 2002 ending BSF balance $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720,000,000. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: An additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of $56,400,000 to the GRF from unclaimed funds and various rotary funds and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•         A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.

•         Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $36,000,000 annually, is subject to an ongoing legal challenge.)

•         Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

•         Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

•         Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General

Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•          A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

•         Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•         Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that is being phased in over the 2006 through 2010 tax years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. (The permissibility of the inclusion in the tax base of wholesale and retail food sales for off-premise consumption, projected to produce approximately $188,000,000 annually once the CAT is fully-phased in, is subject to a legal challenge).

•         A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•         An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

Current Biennium

Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•         Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.

•         Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

•         Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds 2007 to fund capital expenditures for higher education ($938,000,000) and common school ($4,112,000,000) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

With the Ohio economy expected to be negatively affected by the national economic downturn, OBM has been closely monitoring the State’s major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172,600,000 for Fiscal Year 2008 and $385,100,000 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000.

Executive and legislative actions were taken based on the new OBM estimates, including:

•         The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 for the biennium as well as limitations on major purchases, hiring and travel, which amount has since been reduced to $402,000,000 based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

•         Transfer of unspent agency appropriations totaling $120,200,000 in Fiscal Year 2008 and $78,000,000 in Fiscal Year 2009.

•         Authorizing expansion of the State-run lottery system to include “keno” games currently projected to generate $65,000,000 in Fiscal Year 2009.

In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63,333,000 from the BSF for State’s share of increased Medicaid costs, $55,000,000 from rotary funds and $25,000,000 in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.

Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit”

position. The Governor and OBM will continue to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances. In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bioproducts and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State’s historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include in addition to GRF-backed bonds, $230,000,000 of cash from the Ohio Tobacco Prevention Foundation, $370,000,000 in GRF operating appropriations to be made over the next five fiscal years, and $184,000,000 in bonds backed by net profit from the State’s liquor enterprise, and directs the OBM Director to transfer $200,000,000 from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible at this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748,956,000 should this transfer occur in addition to the above $63,333,000 BSF transfer for increased Medicaid costs.

OBM prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $114,535,618 in Fiscal Year 2009. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments. The maximum annual payment under those agreements, made from GRF appropriations, is $25,370,579 in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $212,450,000. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $630,000,000 to be outstanding at any one time, of which not more than $84,000,000 may be issued for eligible advanced energy projects and not more than

$100,000,000 may be issued for eligible logistics and distribution projects. The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds may not exceed $63,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment, the State has issued $150,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $45,323,257 in Fiscal Year 2009.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor’s spending reduction order for Fiscal Year 1993.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•	1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•	1998-99 – $11.6 billion (18.3% over the previous biennium).

•	2000-01 – $13.3 billion (15% over the previous biennium).

•	2002-03 – $15.2 billion (17% over the previous biennium before the expenditure reductions).

•	2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

•	2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

Those total State 2008-09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $648,106,000 in Fiscal Year 2004, $645,137,000 in Fiscal Year 2005, $646,276,000 in Fiscal Year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund), and $669,327,000 in Fiscal Year 2007. Ohio’s participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2006, no districts received catastrophic grants and one district received a solvency advance in the amount of $41,000. In Fiscal Year 2007, two districts received solvency advances in the amount of $6,937,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently eight school districts in fiscal emergency status and ten in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Twelve municipalities and two townships are in “fiscal emergency” status and seven municipalities in preliminary “fiscal watch” status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

■ Ratings of the Commonwealth’s Securities. As of June 21, 2007, Moody’s, Standard & Poor’s and Fitch have assigned Ohio’s general obligation bonds “Aa1,” “AA+” and “AA+,” respectively. There can be no assurance that these ratings will continue. Ratings reflect only the respective views of such rating agencies, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. A downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwe alth and municipal securities in which the Fund invests.

Special Investment Considerations - Virginia Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the Commonwealth of Virginia (referred to in this section as “Virginia” or the “Commonwealth”) and its subdivisions, agencies, instrumentalities and authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors related to the Fund’s concentration in Virginia municipal securities is only a summary, based on publicly-available official statements relating to offerings by Virginia on or prior to June 4, 2008. No representation is made as to the accuracy of this information.

Virginia’s variety of terrain, its location on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation’s capital have had a significant influence on the development of its present economic structure. The Commonwealth’s 2006 population of approximately 7.6 million was 2.6% of the United States’ total population. Among the 50 states, it ranked 12th in population. The Commonwealth’s 2006 population density was 193 persons per square mile, compared with 84.6 persons per square mile for the United States as a whole. From 1998 to 2007, Virginia’s population increased by 12% versus a 9% increase for the nation. A higher proportion of the Commonwealth’s population falls in the adult/working age range of 18 through 64 than nationally. A lower proportion of its population is comprised of persons 65 and older and of persons age 5 through 17 than nationally.

Like the nation as a whole, the Commonwealth has a high percentage of its citizens living in urban areas. Of the Commonwealth’s population, 85.6% resides in eleven metropolitan statistical areas (MSAs). The largest metropolitan area in the Commonwealth is the Northern Virginia portion of the Washington-Arlington-Alexandria MSA. This is the fastest growing metropolitan area in the Commonwealth and had a 2006 population of approximately 2.4 million. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. It is also one of the nation’s leading high-technology centers for computer software and telecommunications.

■ Factors Affecting Investments in Virginia Securities.

Economic Trends. Over the ten years ending in 2006, taxable retail sales in Virginia increased by over $32.4 billion, or 56.8%. This growth in taxable retail sales far exceeds the rate of inflation over the same period, which was 28.6%. According to the U.S. Department of Commerce, Virginians received over $364 billion in personal income in 2006. In 2006, the Commonwealth had per capita income of $39,564, the highest of the Southeast region of the United States and greater than the national average of $36,629. From 1996 to 2006, the Commonwealth’s 4.7% average annual rate of growth in personal per capita income was greater than the national rate of growth of 4.3%. Much of the Commonwealth’s per capita income gain over this period has been due to the rapid growth of high-technology industries and basic business services, along with strong federal, state and local sector employment.

Employment in the Information Services sector decreased by 13% in the Commonwealth from 2002 to 2006, possibly due in part to the national trend of reclassifying employers from the information services industry to professional and business services. The Professional and Business Services sector, however, gained 14% over the same period; sub-sectors where much of this growth took place included engineering and architectural services, computer systems software design, scientific and consulting services, management of companies and professional employment service specialists. From 2002 to 2006, employment in the Financial Activities sector grew by 7.5%. The private Education and Health sector also continued to add jobs in 2006, and increased 11.9% over the five-year period. The Leisure and Hospitality sector employment level rose 2.6% from 2005 to 2006, with much of this growth in the food service and accommodations portions of the industry.

In 2006, total federal government employment in the Commonwealth averaged approximately 153,000, and total aggregate federal, state and local employment averaged approximately 674,200, with an increase of 10,500 in 2006 over 2005 levels, predominately in local school systems. Construction employment grew by 16.4% from 2002 to 2006, with 5,800 jobs, or 2.4%, added in calendar year 2006. While there was some slowing of residential construction by year’s end, commercial construction continued to expand in 2006. Manufacturing employment, at 288,700 in 2006, dropped by 7,100 jobs, or 2.4%, from 2005 levels. Durable goods employment increased slightly to 170,400 due to growth in industrial goods and motor vehicles jobs early in the year. Non-durable manufacturing continued to lose jobs, with several textile mills shutting down in 2006.

The Commonwealth was one of the four states with the lowest jobless rates in the nation throughout 2006. During 2007, an average of 3.1% of the Commonwealth’s citizens were unemployed as compared with the national average of 4.6%. There were several reasons for the Commonwealth’s modest unemployment rates, but essentially the balance found in the Commonwealth’s economy helps stabilize employment. The Commonwealth is also one of the least unionized of the more industrialized states. Three major reasons for the low unionization in the Commonwealth include its Right-to-Work Law; the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly-unionized; and the importance of federal, civilian and military employment. No single industry dominates the Commonwealth’s economy.

The travel and tourism industry is one of Virginia’s most important economic assets. Tourism’s economic contribution to Virginia in 2006 reached $17.7 billion. Tourist spending in the Commonwealth increased by 7.2% in 2006 from 2005. Over 208,200 Virginia jobs were directly supported by travel spending in 2006, including employment in such travel-related businesses as lodging establishments, restaurants, museums, amusement parks, retail stores and gasoline service stations. Tourism is also a significant source of government revenues and was responsible for $2.4 billion in combined state and local tax revenues in 2006, up 4.5% from 2005.

Commonwealth Finances – General. The Virginia Constitution requires the Governor to ensure that the Commonwealth’s expenses do not exceed total anticipated revenues plus fund balances during the period of two years and six months following the end of the Virginia General Assembly session in which appropriations are made. A Revenue Stabilization Fund was established by a constitutional amendment effective January 1, 1993 and consists of an amount not to exceed 10% of the Commonwealth’s average annual tax revenues derived from taxes on income and retail sales for the three immediately preceding fiscal years, as certified by the Auditor of Public Accounts. The Revenue Stabilization Fund is available to offset, in part, anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. If any amounts accrue, such as through interest or dividends, to the credit of the Revenue Stabilization Fund in excess of the 10% limitation, the Treasurer shall promptly transfer any such excess amounts to the General Fund. If in any year total revenues are forecasted to decline by more than 2% of the certified tax revenues collected in the most recently ended fiscal year, the General Assembly may appropriate the transfer of up to one-half of the Revenue Stabilization Fund balance to the General Fund to stabilize revenues. This transfer shall not exceed one-half of the forecasted shortfall.

The General Fund. The General Fund balance rose by $65.1 million during the fiscal year ended June 30, 2007, an increase of 2.3% from fiscal year 2006. Overall tax revenues increased by 4.2% from fiscal year 2006 to fiscal year 2007. Individual and fiduciary income tax revenues increased by 5.2% during the same period. Additional tax revenue growth occurred in the form of a .9% increase in corporation income taxes, but the Commonwealth also experienced a 29.9% decrease in other taxes. Public service corporation taxes decreased by 2.3% during fiscal year 2007, while state sales and use tax collections increased by 8.1%. Overall revenue and non-tax revenues increased by 4.8% and 22.0%, respectively. Overall expenditures rose by 11.3% in fiscal year 2007, compared to a 7.3% increase in fiscal year 2006. Individual and family service expenditures grew by $266.8 million in fiscal year 2007, or 7.3%, and education expenditures increased by $825.9 million, or 12.2%. General government expenditures increased $407.6 million, or 30.4%, in fiscal year 2007.

Of the June 30, 2007 $2.96 billion fund balance, $1.2 billion was reserved for the Revenue Stabilization Fund, which constituted the maximum amount allowed in fiscal 2007. This fund is segregated from the General Fund and can only be used for constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. In accordance with the Virginia Constitution, the amount estimated as required for deposit to the Revenue Stabilization Fund must be appropriated for that purpose by the General Assembly. A deposit of $106.7 million was made to the Revenue Stabilization Fund in fiscal year 2007. A fiscal year 2008 deposit of $114.8 million is also reserved in Revenue Stabilization Fund balance.

Individual and fiduciary income taxes are the principal component of General Fund revenues. These revenues support a number of government functions; primarily education, individual and family services, public safety and general government. General Fund revenues are also available for payment of debt service obligations of the Commonwealth.

In fiscal year 2007, 96.1% of total tax revenues was derived from five major taxes imposed by the Commonwealth: individual and fiduciary income taxes (63.1% of total taxes), state sales and use taxes (21.1%), corporate income taxes (5.7%), taxes on premiums of insurance companies (2.5%) and taxes on deeds, contracts, wills and suits (3.7%).

General Fund expenditures relate to services traditionally provided by a state government which are not accounted for in any other fund, including general government, legislative, public safety, judicial, health and mental health, human resources, licensing and regulation, and primary and secondary education services. In fiscal year 2007, 47.6% of total expenditures from the General Fund went to education, supporting individuals in developing knowledge, skills and cultural awareness, including elementary and secondary education instruction, supervision and assistance; 24.5% went to individual and family services, supporting programs to benefit the economic, social and physical well-being of the individual and family, including disease research, control and prevention; 13.9% went to the administration of justice related to the activities of the civil and criminal justice systems, the activities of which encompass the apprehension, trial, punishment and rehabilitation of law violators, and the deterrence and detection of crime; 11% went to general government, supporting the general activities of state, regional and local levels of government, which activities include financial assistance to localities, enactment of legislative policy, intergovernmental projects, and payments to localities pursuant to the Personal Property Tax Relief Act of 1998; 1.9% went to resources and economic development, supporting activities to develop the Commonwealth’s economic base, including alternative natural resources, and to regulate this base with regard to the public interest of the Commonwealth; and 1.1% went to capital outlay relating to the construction and renovation of state-owned buildings and facilities and transportation expenditures relating to the movement by road, water or air of people, goods and services, and the regulation thereof.

The 2006 Appropriation Act. On December 16, 2005, former Governor Warner presented the 2006 Budget Bill for the 2006-08 biennium. The 2006 Budget Bill was developed with the following three main objectives in mind: (1) maintaining the Commonwealth’s financial stability for the long term; (2) making targeted investments that will pay measurable returns in the future; and (3) meeting the Commonwealth’s ongoing commitment to fund core services.

The 2006 Budget Bill included $34.375 billion from the General Fund in base spending, and total General Fund resources of $34.419 billion. Recommendations for new spending totaled $5.947 billion, including $930 million for capital outlay funding. General Fund budget savings of $57.3 million were also recommended. The 2006 Budget Bill included approximately $1.502 billion in one-time general fund spending, including the $930.3 million for capital outlay, $339.0 million for transportation initiatives and $232.5 million for water quality improvements.

New spending items in the 2006 Budget Bill representing major investments in Virginia’s future included $305.1 million to support enrollment growth, base adequacy and research facilities at institutions of higher education; $232.5 million for a one-time additional investment in water quality programs; $624.5 million for transportation projects and programs; $107.1 million to invest in community-based mental health and mental retardation services; $11.0 million for the preservation of forestlands in Virginia through the purchase of almost 10,000 acres of forest property; $55.7 million to increase energy efficiency at state facilities throughout Virginia; $43.8 million as incentive payments to semiconductor manufacturers that have met employment and investment targets; and $4.2 million to stimulate economic development in rural areas by expanding access to broadband networks.

Major items in the 2006 Budget Bill recommended to meet the Commonwealth’s commitment to fund core services included $941.9 million for the estimated state cost of the biennial update of the Standards of Quality for elementary and secondary schools based on increased enrollment, school instructional and support expenditures, funded instructional salaries and other technical adjustments; $348.6 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and research faculty at higher education institutions; and funding to support the increased cost of health insurance for state employees.

On January 24, 2006, Governor Kaine submitted executive amendments to the 2006 Budget Bill presented by his predecessor. General Fund spending actions in Governor Kaine’s executive amendments for the 2006-08 biennium included $39.6 million to increase proposed K-12 instructional staff pay raises from 3% to 4%; $4.7 million to address cost overruns on the University of Virginia’s Medical Research Building; $4.0 million to address a revised cost estimate for Virginia Commonwealth University’s Medical Sciences Building II; and $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding. General Fund savings in Governor Kaine’s proposed amendments totaled $7.6 million, resulting largely from standardized testing procurement changes. Net additional General Fund revenue proposed in Governor Kaine’s amendments totaled $15.1 million, due in substantial part to the proposed sale of an alcohol and beverage control facility.

Virginia’s House and Senate could not reach agreement on the 2006 Budget Bill and adjourned on March 11, 2006. The Governor called a Special Session of the 2006 General Assembly and, on June 20, 2006, the General Assembly passed a compromise budget for the 2006-2008 biennium (HB 5002, as amended) that included significant portions of the original 2006 Budget Bill. The increases in new General Fund spending in HB 5002 over the introduced budget included: a net increase of $68.0 million for public education; a net increase of $90.5 million for capital project expenses; and $106.3 million for additional salary increases for state employees and state-supported local employees. In keeping with the objectives of the introduced budget, HB 5002 provided $222 million for improving the health of the Chesapeake Bay and other Virginia waterways, a biennial general fund increase of approximately $456.3 million for higher education institutions, and an additional $684.4 million over the biennium for mandatory programs such as Medicaid, Comprehensive Services Act, children’s health insurance, adoptions and the impact of the new Medicare Part D prescription drug program. Under HB 5002, a deposit was provided for the Revenue Stabilization Fund in fiscal year 2008, representing an estimate of the required deposit attributable to tax collections for fiscal year 2006.

HB 5002 also provided $339.0 million in one-time general funds to implement transportation legislation to be adopted by November 1, 2006 during a special session of the General Assembly, which funds had been included in the introduced budget for certain transportation initiatives.

On June 22, 2006, HB 5002 was enrolled and submitted to the Governor for approval. Governor Kaine returned HB 5002 to the General Assembly with 36 recommended amendments, of which 16 were adopted. On June 30, 2006, Governor Kaine signed HB 5002, as amended, and vetoed four technical language items. The bill became effective July 1, 2006 (the “2006 Appropriation Act”).

The 2007 Appropriation Act. On December 15, 2006, the Governor presented proposed amendments to the 2006 Appropriation Act affecting the remainder of the 2006-2008 biennium. The Governor’s objectives were developed with the following goals in mind: maintain the Commonwealth’s financial stability for the long term; make targeted investments that will enhance Virginia’s ability to compete in a global economy; and meet the Commonwealth’s ongoing commitment to fund core services.

Fiscal year 2006 ended with actual revenue collections exceeding the forecast by $147 million, or 1.0%. Non-withholding and corporate income tax, the two most volatile revenue sources, continued to grow at unprecedented rates and contributed to the fiscal year 2006 surplus. The General Assembly, in anticipation of this surplus, included $128 million into the beginning balance for fiscal year 2007.

The Governor’s budget amendments provided additional deposits to the Revenue Stabilization Fund totaling $152.7 million. This amount is comprised of $106.7 million in fiscal year 2007 and an additional $46.1 million in fiscal year 2008. With these deposits, the Fund would remain at its Constitutional maximum of $1.3 billion in fiscal year 2008. The Fund reached its Constitutional maximum for the first time in fiscal year 2006.

After making the deposit to the Revenue Stabilization Fund, approximately 70% of the proposed new spending was proposed to be dedicated to transportation and higher education. The Governor restricted recurring expenses to targeted priorities that would move Virginia forward in meeting health care, education, public safety, environmental and economic development objectives.

The Virginia General Assembly sent an amended budget to the Governor on February 24, 2007. The budget retained many of the amendments originally introduced. Highlights included a $100 million investment to address capital projects and cost overruns in higher education; an increase in the state contribution for teacher salary increases and an increase in the retiree health care credit; a 4% salary increase for state employees, faculty at Virginia’s public institutions of higher education, and state-supported local employees; additional funding for water quality improvements; and $500 million from the General Fund to meet pressing transportation needs.

The Governor returned the budget bill requesting 17 amendments, primarily technical in nature. On April 4, 2007 the budget bill was enacted as Chapter 847 of the 2007 Acts of Assembly (the “2007 Appropriation Act”).

The 2008 Amendments to the 2007 Appropriation Act. On December 17, 2007, the Governor presented to the General Assembly amendments to the 2007 Appropriation Act affecting the remainder of the 2006-2008 biennium. The proposed amendments included $272.0 million in reductions, as outlined in the Governor’s 2008 Budget Reduction Plan. Additional operating expenses of $123.5 million and $50.0 million in capital outlay (maintenance reserve) were also recommended.

The Governor’s budget amendments also reduced funding for the Revenue Stabilization Fund by $69.5 million in fiscal year 2008 based on the fund maximum allowed for fiscal year 2008. The Governor’s budget amendments also included a withdrawal of $261.1 million from the Revenue Stabilization Fund in fiscal year 2008.

Even after this reduction and withdrawal, the Fund balance is still projected be more than $1 billion by the end of fiscal year 2008, and more than $1.2 billion by the end of the next biennium.

The 2008 Budget Bill. On December 17, 2007, the Governor submitted the 2008 Budget Bill (the “2008 Budget Bill”) for the 2008-2010 biennium. The 2008 Budget Bill was developed with the following four main objectives in mind:

•	Maintain the Commonwealth’s financial stability for the long term;

•	Make targeted investments that will pay measurable returns in the future;

•	Meet the Commonwealth’s ongoing commitment to fund core services; and

•	Use program performance, financial incentives, and operational streamlining to promote better government.

The 2008 Budget Bill includes $3.62 billion from the General Fund in base spending, and total General Fund resources of $3.62 billion. Recommendations for new spending total $2.2 billion, including $54.0 million for capital outlay funding. General Fund budget savings of $463.6 million are also recommended.

Major items in the 2008 Budget Bill recommended to meet the Commonwealth’s commitment to fund core services include $890.3 million for the estimated state cost of the technical re-benchmarking of the Standards of Quality for elementary and secondary schools and $254.7 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and research faculty at higher education institutions.

Other proposed spending items include $29.2 million to expand the existing Virginia Preschool Initiative serving at-risk-students; $14.6 million to increase community services board emergency services capacity; $4.9 million in improvements aimed at offender reentry; $38.1 million in semiconductor manufacturing performance grants; and $15.1 million in the Governor’s Development Opportunity Fund. A Revenue Stabilization Fund deposit of $21.3 million in fiscal year 2009 based on actual tax revenues for fiscal year 2007 is also anticipated.

■ Indebtedness of the Commonwealth.

The Constitution of Virginia, in Section 9 of Article X, provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and (c) provide for the issuance of debt to which the Commonwealth’s full faith and credit is pledged and Section 9(d) provides for the issuance of debt which is not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections subject to appropriations by the General Assembly. The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness. Certain authorities and institutions of the Commonwealth may also issue debt. This section discusses the provisions for, and limitations on, the issuances of general obligation debt and other types of debt by the Commonwealth and its authorities and institutions.

Section 9(a) Debt. Section 9(a) of Article X provides that the General Assembly may contract general obligation debt: (1) to meet certain types of emergencies, (2) subject to limitations on amount and duration, to meet casual deficits in the revenue of, or in anticipation of the collection of revenues of, the Commonwealth and (3) to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued pursuant to Section 9(a)(2) shall not exceed 30% of an amount equal to 1.15 times the annual tax revenues “derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year.” As of June 30, 2007, the Commonwealth reported having no Section 9(a) debt outstanding.

Section 9(b) Debt. Section 9(b) of Article X provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of the members elected to each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues “derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts,” for the three immediately preceding fiscal years (“9(b) Debt Limit”). An additional 9(b) debt authorization restriction limits the amount of such debt that the General Assembly may authorize for the current fiscal year to 25% of the 9(b) Debt Limit less 9(b) debt authorized in the current and prior three fiscal years.

The phrase “taxes on income and retail sales” is not defined in the Constitution or by statute. The record made in the process of adopting the Constitution, however, suggests an intention to include only income taxes payable by individuals, fiduciaries and corporations and the state sales and use tax. As of June 30, 2007, the Commonwealth reported having $821.6 million in Section 9(b) debt outstanding.

Section 9(c) Debt. Section 9(c) of Article X provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects for executive branch agencies and institutions of higher learning within the Commonwealth. Such debt is required to be authorized by an affirmative vote of two-thirds of the members elected to each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation, and again before the issuance of the bonds, that the net revenues pledged thereunder are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects.

The outstanding amount of Section 9(c) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues “derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts,” for the three immediately preceding fiscal years (“9(c) Debt Limit”). While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt. As of June 30, 2007, the Commonwealth reported having $490.6 million in Section 9(c) debt outstanding

Effect of Refunding Debt. In general, when the Commonwealth issues bonds to refund outstanding bonds issued pursuant to Section 9(b) or 9(c) of Article X of the Constitution, the refunded bonds are considered paid for purposes of the constitutional limitations upon debt incurrence and issuance and the refunding bonds are counted in the computations of such limitations. However, Section 9(a)(3) provides that in the case of the refunding of debt incurred in accordance with Section 9(c) of Article X, the debt evidenced by the refunding bonds will be counted against the 9(c) Debt Limit unless the Governor does not provide the net revenue sufficiency certification, in which case the debt evidenced by the refunding bonds will be counted against the 9(b) Debt Limit.

Other Tax-Supported Debt. Tax-supported debt of the Commonwealth includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Section 9(d) of Article X provides that the restrictions of Section 9 are not applicable to any obligation incurred by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation.

The Commonwealth reported that there are currently outstanding various types of 9(d) revenue bonds issued by authorities, political subdivisions and agencies for which the Commonwealth’s full faith and credit is not pledged. Certain of these bonds, however, are paid in part or in whole from revenues received by the issuers of the bonds as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues derived from enterprises related to the operation of the financed capital projects. As of June 30, 2007, the Commonwealth reported having $3.9 billion in Section 9(d) debt outstanding or authorized.

The debt repayments of the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, The Innovative Technology Authority, the Virginia Biotechnology Research Park Authority and several other long-term capital leases or notes have been supported all or in large part by General Fund appropriations.

The Commonwealth Transportation Board (“CTB”) has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the CTB for the purpose of increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. As of June 30, 2007 $987.6 million in CTB bonds were outstanding and an additional $3 billion were authorized.

The Virginia Port Authority (“VPA”) has issued bonds in the amount of $326.0 million which are payable from income of a portion of the Transportation Trust Fund. In April 1998, the VPA issued $71.0 million of refunding bonds to refund the aggregate outstanding balance of its Series 1988 bonds. In April 2006, the VPA issued $21.7 million in refunding bonds to refund a portion of the outstanding balance of its Series 1996 Commonwealth Port Fund Revenue Bonds. The fund balance of the Commonwealth Transportation Fund administered by the CTB at June 30, 2007 was $1.95 billion.

Leases and Contracts. Woodrow Wilson Bridge Agreement. The Commonwealth, in partnership with the State of Maryland and the District of Columbia,

received approval from the Federal Highway Administration regarding the new 12-lane bridge replacement project for the Woodrow Wilson Bridge (the Interstate 95 Potomac River Crossing between Virginia and Maryland). Under the Agreement, the Woodrow Wilson Bridge Project will include reconstruction of the Telegraph Road and Route 1 interchanges in Virginia and the I-295 and Route 210 interchanges in Maryland, in addition to the bridge replacement.

The project will be partially funded from $1.544 billion of special Federal funding authorized by Congress, with the balance of the estimated $2.476 billion project cost to be borne by Virginia, Maryland, and the District of Columbia. The Commonwealth has committed to provide funding for $587.4 million of the project cost between fiscal years 2002 and 2012. After its completion, Virginia and Maryland will jointly own the new bridge, with each State sharing equally in any further costs associated with it. The cost assigned to each jurisdiction for other portions of the project is dependent on the work managed by each. In the event that bids for the project come in over estimates or that cost overruns occur, the affected project work will likely be rebid or redesigned or the scope altered to mitigate the impact thereof. The first of two river crossing superstructures of the new Woodrow Wilson Bridge opened to traffic in June 2006. This outer loop span will carry traffic in both directions until the second span is completed, currently estimated to be mid-2008. The total project substantial completion date is set for calendar year 2011.

Capital Leases. The Commonwealth is involved in numerous agreements to lease buildings and equipment. These lease agreements are for various terms, and each lease contains a nonappropriation clause indicating that continuation of the lease is subject to funding by the General Assembly. The principal balance of all tax-supported capital leases outstanding was $249.8 million as of June 30, 2007.

Installment Purchases. The Commonwealth also finances the acquisition of certain personal property and equipment through installment purchase agreements. The length of these agreements and the interest rates charged vary. In most cases, the agreements are collateralized by the personal property and equipment acquired thereby. Installment purchase agreements contain nonappropriation clauses indicating that continuation of the installment purchase is subject to funding by the General Assembly. The principal balance of tax-supported installment purchase obligations outstanding as of June 30, 2007 was $186.3 million.

Debt Service on Tax-Supported Debt. The Commonwealth reported that as of June 30, 2007, it expected to pay $165.5 million in principal and interest payments on aggregate outstanding Section 9(a), 9(b) and 9(c) general obligation debt and $432.4 million in principal and interest payments on aggregate outstanding Section 9(d) tax-supported debt during the fiscal year ended June 30, 2008. As of June 4, 2008, the Commonwealth also expected to pay $269.5 million in principal and interest payments on aggregate outstanding Section 9(a), 9(b) and 9(c) general obligation debt and $423.7 million in principal and interest payments on aggregate outstanding Section 9(d) tax-supported debt during the fiscal year ended June 30, 2009.

Moral Obligation Debt. Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. However, certain of their bonds are secured in part by a moral obligation of the Commonwealth. The Commonwealth may fund deficiencies that may occur in debt service reserves for moral obligation debt. By the terms of the applicable statutes, the Governor is obligated to include in his annual budget submitted to the General Assembly the amount necessary to restore any such reported deficiency, but the General Assembly is not legally required to make any appropriation for such purpose. The Commonwealth reported as of June 4, 2008 that these authorities have not reported to the Commonwealth that any such reserve deficiencies exist. As of June 30, 2007, $1.13 billion of such moral obligation debt was outstanding.

Other Debt. There are several authorities and institutions of the Commonwealth that issued debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies. A portion of this debt is additionally secured by a biennial contingent appropriation in the event available funds are less than the amount required to pay debt service. As of June 30, 2007, $11.7 billion of this other debt was outstanding.

■ Other Issuers of Virginia Municipal Securities. As of June 30, 2006, Virginia local government was comprised of 95 counties, 39 incorporated cities and 36 incorporated towns. Cities and counties are units of government that have traditionally provided all services not provided by the Commonwealth. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, on the other hand, are units of local government and are a part of the counties in which they are located. Towns levy and collect taxes for town purposes, but their residents are also subject to county taxes.

These other local governments issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. Under Virginia law, general obligation debt of such issuers is limited to 1.15 times the average of the preceding three years’ income tax and sales and use collections. However, bonds issued by many political subdivisions are not backed by the full faith and credit of the issuer but instead are subject to annual appropriations from the issuer’s general fund. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The primary sources of money available to such local governments to pay debt service on general obligation bonds are personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the “intercept provision,” provides a mechanism for applying appropriations to be made from the Commonwealth towards any overdue debt service on general obligation bonds issued by such local governments.

The largest expenditure by local governments in the Commonwealth is for public elementary and secondary education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services as police and fire protection, water and sewer services and recreational facilities.

According to figures prepared by the Auditor of Public Accounts of Virginia as of June 30, 2006, the total outstanding debt of counties in the Commonwealth was approximately $11.1 billion, most of which was borrowed for public school construction; the outstanding debt for cities was approximately $8.1 billion; and the outstanding debt for towns was approximately $483.6 million.

■ Ratings of the Commonwealth’s Securities. As of June 4, 2008, Standard & Poor’s had rated the Commonwealth’s general obligation bonds “AAA,” Moody’s had rated those bonds “Aaa” and Fitch had rated those bonds “AAA”.

Such ratings reflect only the views of the respective rating agencies, and an explanation of the significance of such ratings may be obtained only from the respective rating agencies. There can be no assurance given that such ratings will be continued for any given period of time, or that they will not be revised downward or withdrawn entirely by such rating agencies if, in their judgment, the circumstances so warrant. Any such downward revision or withdrawal of any of such ratings may have an adverse effect on the liquidity and market price of the Commonwealth’s bonds.

■ Pending Litigation. The Commonwealth reported that the Commonwealth, its officials and its employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It was not possible for the Commonwealth to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the Commonwealth stated its belief that any ultimate liability resulting from these lawsuits was not expected to have a material, adverse effect on the financial condition of the Commonwealth.

■ Risks and Uncertainties. The fund invests in municipal bonds and other municipal debt instruments issued by the Commonwealth and its various political subdivisions and agencies. The issuers of these debt obligations include the Commonwealth of Virginia, its agencies and authorities, cities, counties and towns, as well as other local governments. The credit quality and risk of these investments will vary according to each security’s structure and underlying economics. This debt is issued for a wide variety of public purposes, including transportation, housing, education, healthcare, and industrial development. The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the re spective borrowing corporations. No governmental support is implied.

Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Fund may be obligations of issuers other than the Commonwealth. Although the Commonwealth regularly receives the highest ratings from ratings agencies, local governments and other issuers may have greater credit risks than the Commonwealth itself, and as a result may be unable to repay their indebtedness.

Other municipal securities are payable directly or indirectly from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities, such as health care facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

Other municipal securities are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain municipal securities may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment. Examples include municipal securities used to finance charitable educational and health care facilities, multifamily housing facilities, solid waste facilities, airports and other exempt facilities financings, as well as single family mortgage bonds. For example, bankruptcies in the airline industry could have an impact on the value and likelihood of repayment on conduit revenue bonds issued to finance airport facilities. Medicare and Medicaid reimbursement rate changes and changes in the insurance industry can affect the financial viability of health care facilities such as nursing homes. Single family mortgage bonds are subject to extraordinary mandatory redemption as the underlying home loans are refinanced, which may result in retirement of the bonds at prices less than their original purchase prices.

To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the Commonwealth, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. While local governments in Virginia are primarily reliant on independent revenue sources, such as property, sales and business license taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. As referenced above, the Commonwealth has been working to address reduced revenues, including those resulting from the unfolding of the “Subprime” crisis. Gasoline, construction material and commodity prices are also very high. The cumulative effect of market uncertainty, the “Subprime” crisis, and higher gasoline, construction material and commodity prices on spending by consumers and borrowing or investments by businesses and individuals is difficult to predict. The current general economic slowdown, including the resulting decreases in consumer and business spending, may create budget difficulties at both the state and local levels, including to conduit borrowers under revenue bonds. Slower economic growth or a recession may decrease income tax and sales tax revenues. These and other factors will also affect the county and local economies in Virginia, and to the extent they stress the Commonwealth’s budget, will diminish the amount of State aid available to local jurisdictions.

Finally, national and international developments, such as rising oil and commodity costs and the “Subprime” crisis, could have a material, adverse effect on the overall economy in Virginia. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Virginia. Economic factors affecting the Commonwealth will also affect the counties, cities and other localities, as well as private borrowers. In particular, local governments depend on state aid, and any cutbacks in such aid as a result of the Commonwealth’s deficit could adversely affect local budgets.

Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term “Retirement Plan” refers to the following types of plans:

1)	plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
2)	non-qualified deferred compensation plans,
3)	employee benefit plans4
4)	Group Retirement Plans5
5)	403(b)(7) custodial plan accounts
6)	Individual Retirement Accounts (“IRAs”), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

______________

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to “redemptions” mean “repurchases” of shares.

4 An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under “Class A Contingent Deferred Sales Charge.”6 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.
❑

Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
1)	through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
2)	by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
1)

The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

2)

The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)

The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

______________

6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

II. Waivers of Class A Sales Charges of Oppenheimer Funds

• A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.
❑

Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
❑

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑

Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

“Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑

Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.
❑

Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑

Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑

Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

• B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1.	Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
❑

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
❑	Shares purchased in amounts of less than $5.

2.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.
❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

• C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).
❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
1)	Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.
2)	To return excess contributions.
3)	To return contributions made due to a mistake of fact.
4)	Hardship withdrawals, as defined in the plan.7
5)

Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)	To meet the minimum distribution requirements of the Internal Revenue Code.
7)	To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.
8)	For loans to participants or beneficiaries.
9)	Separation from service.8
10)

Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)	Plan termination or “in-service distributions,” if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
❑

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record’s broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

• A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in “Shareholder Account Rules and Policies,” in
______________

7 This provision does not apply to IRAs.

8 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

the applicable Prospectus.

❑

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record’s broker-dealer of record for the account.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
❑

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions9 from Retirement Plans or other employee benefit plans for any of the following purposes:
1)

Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established in an Oppenheimer fund.

2)	To return excess contributions made to a participant’s account.
3)	To return contributions made due to a mistake of fact.
4)	To make hardship withdrawals, as defined in the plan.10
5)	To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
6)	To meet the minimum distribution requirements of the Internal Revenue Code.
7)	To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.
8)	For loans to participants or beneficiaries.11
9)	On account of the participant’s separation from service.12
10)

Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

11)	Distributions made on account of a plan termination or “in-service” distributions, if the
______________

9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

12)

For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

13)

Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

14)	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
❑

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

• B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

❑	Shares sold to the Manager or its affiliates.
❑	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
❑	Shares issued in plans of reorganization to which the Fund is a party.
❑

Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc.	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Quest Balanced Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund

These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund	Quest for Value New York Tax-Exempt Fund
Quest for Value Investment Quality Income Fund	Quest for Value National Tax-Exempt Fund
Quest for Value Global Income Fund	Quest for Value California Tax-Exempt Fund

All of the funds listed above are referred to in this Appendix as the “Former Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

❑	acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
❑

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

• A. Reductions or Waivers of Class A Sales Charges.

■ Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.

Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

■ Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

•          Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

•          Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

■ Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

• B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

■ Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

•          withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

•          liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

■ Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

•          redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

•          withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

•          liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a “Fund” in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the “Former Connecticut Mutual Funds”) on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account	Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account	CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income Account	CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account	CMIA Diversified Income Account

• A. Prior Class A CDSC and Class A Sales Charge Waivers.

■ Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be red eemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)

persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)

persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

■ Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)

any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)	any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
3)	Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
4)	employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. (“CMFS”), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
5)

one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)

an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

• B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)	by the estate of a deceased shareholder;
2)	upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
3)

for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;
5)

in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)	in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
7)	in connection with the Fund’s right to involuntarily redeem or liquidate the Fund;
8)

in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)	as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

❑	the Manager and its affiliates,
❑

present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,

❑	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment adviser or distributor for that purpose,
❑	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
❑

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

❑

dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

❑

dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

Oppenheimer RochesterTM Arizona Municipal Fund

Oppenheimer RochesterTM Maryland Municipal Fund

Oppenheimer RochesterTM Massachusetts Municipal Fund

Oppenheimer RochesterTM Michigan Municipal Fund

Oppenheimer RochesterTM Minnesota Municipal Fund

Oppenheimer RochesterTM North Carolina Municipal Fund

Oppenheimer RochesterTM Ohio Municipal Fund

Oppenheimer RochesterTM Virginia Municipal Fund

Internet Website

www.oppenheimerfunds.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217

1.800.CALL OPP(225.5677)

Custodian Bank

Citibank, N.A.

111 Wall Street

New York, New York 10005

Independent Registered Public Accounting Firm

KPMG LLP

707 Seventeenth Street

Denver, Colorado 80202

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

1234

PX0000.001.0708

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 23. - Exhibits

(a)     Declaration of Trust dated March 22, 2006: Previously filed with the Registrant’s Initial Registration Statement, dated 03/29/06, and incorporated herein by reference.

(b)     By-Laws, dated April 19, 2006: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(c)     Not Applicable.

(d)     Investment Advisory Agreement, dated April 19, 2006: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(e)     (i) General Distributor's Agreement, dated April 19, 2006: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

         (ii) Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

         (iii) Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

         (iv) Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

         (v) Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

         (vi) Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

(f)     (i)     Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 8/9/01: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special inerals Fund (Reg. No. 2-82590), (10/25/01), and incorporated herein by reference.

        (ii)     Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Previously filed with Post-Effective Amendment No. 26 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), (10/28/98), and incorporated herein by reference.

(g)    (i) Global Custodial Services Agreement dated July 15, 2003, as amended July 26, 2007, between Registrant and Citibank, N.A.: Previously filed with Post-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Rochester Arizona Municipal Fund (Reg. No. 333-132778), 07/26/07, and incorporated herein by reference.

        (ii) Amended and Restated Foreign Custody Manager Agreement dated May 31, 2001, as amended July 15, 2003: Previously filed with the Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer International Large-Cap Core Trust (Reg. No. 333-106014), (8/5/03), and incorporated herein by reference.

(h)     Not applicable.

(i)     Opinion and Consent of Counsel dated 06/30/06: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(j)     Independent Registered Public Accounting Firm’s Consent: Filed herewith.

(k)    Not applicable.

(l)     Investment Letter from OppenheimerFunds, Inc. to Registrant dated 06/30/06: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(m)   (i) Service Plan and Agreement for Class A shares, dated April 19, 2006: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(ii) Distribution and Service Plan and Agreement for Class B shares, dated April 19, 2006: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(iii) Distribution and Service Plan and Agreement for Class C shares, dated April 19, 2006: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(n)    Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 10/24/06:  Previously filed with Post-Effective Amendment No. 62 to the Registration Statement of Oppenheimer Capital Income Fund (Reg. No. 2-33043), 11/21/06, and incorporated herein by reference.

(o)     Powers of Attorney for all Trustees/Directors and Brian Wixted dated February 14, 2008: Previously filed with Pre-Effective mendment No. 2 to the Registration Statement of

Oppenheimer Transition 2025 Fund (Reg. No. 33-147847), 02/21/08, and incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated August 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), (09/14/07), and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification

Reference is made to the provisions of Article VII of Registrant’s Declaration of Trust filed as Exhibit 23(a) to the Registrant’s Initial Registration Statement, 3/29/06, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or rustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Tracey Beck Apostolopoulos, Assistant Vice President	None
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Dmitri Artemiev Assistant Vice President	Formerly (until January 2007) Analyst/Developer at Fidelity Investments.
Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	Formerly Vice President at Kepler Equities (December 2006 – February 2008)
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Marc Baylin, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Todd Becerra, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Gerald B. Bellamy, Vice President	Vice President (Sales Manager of the International Division) of OFI Institutional Asset Management, Inc.
Erik S. Berg, Assistant Vice President	None
Emanuele Bergagnine, Assistant Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Robert J. Bishop, Vice President	Treasurer (since October 2003) of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation; Assistant Secretary of Oppenheimer Acquisition Corp.
Julie Blanchard, Assistant Vice President	Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (April 2006 – February 2008).
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Antulio N. Bomfim, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
David J. Bowers Assistant Vice President	Formerly (until July 2007) Analyst at Evergreen Investments.
John Boydell, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Richard Britton, Vice President	Formerly CTO/Managing Director of IT Infrastructure at GMAC Residential Funding Corporation (October 2000 – October 2006).
Garrett C. Broadrup, Vice President & Assistant Counsel	Formerly an Associate at Davis Polk & Wardwell (October 2002 – October 2006).
Michael Bromberg, Assistant Vice President	None
Holly Broussard, Vice President	None
Roger Buckley, Assistant Vice President	Formerly Manager in Finance (May 2006 – February 2008) at OppenheimerFunds, Inc.
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Assistant Vice President	None
Paul Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Geoffrey Caan, Vice President	None
Christine Calandrella, Assistant Vice President	Formerly Director of Empower Network (March 2007 – September 2007); formerly HR Manager of Arrow Electronics, Inc. (June 1998 – March 2007).
Dale William Campbell, Assistant Vice President	Formerly (until January 2007) Manager at OppenheimerFunds, Inc.
Patrick Campbell, Vice President	Vice President of OppenheimerFunds Distributor, Inc., Shareholder Services, Inc. and Shareholder Financial Services, Inc.
Debra Casey, Vice President	None
Lisa Chaffee, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President

Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008). Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Thomas Closs, Assistant Vice President	Formerly (until January 2007) Development Manager at OppenheimerFunds, Inc.
David Cole, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc (May 2006 – January 2008).
Eric Compton, Vice President	None
Gerald James Concepcion, Assistant Vice President	None
Susan Cornwell, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Cheryl Corrigan, Assistant Vice President	None
Belinda J. Cosper, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
Lauren Coulston, Assistant Vice President	None
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Julie C. Cusker, Assistant Vice President: Rochester Division	None
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	Formerly (until January 2007) Manager at OppenheimerFunds, Inc.
Damaris De Los Santos, Assistant Vice President	Formerly Senior Account Executive (July 2003 – February 2008).
Richard Demarco, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Sara Donahue, Assistant Vice President	Formerly (until November 2006) Manager at OppenheimerFunds, Inc.
Alicia Dopico, Assistant Vice President	Formerly (until August 2007) Manager at OppenheimerFunds, Inc.
Thomas Doyle, Assistant Vice President	None
Bruce C. Dunbar, Senior Vice President	None
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
A. Taylor Edwards, Vice President & Assistant Counsel	None
Venkat Eleswarapu, Vice President	None
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Edward N. Everett, Vice President	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Rachel Fanopoulos, Assistant Vice President	Formerly Manager (until August 2007) at OppenheimerFunds, Inc.
Matthew Farkas, Vice President and Assistant Counsel	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	Formerly Senior Marketing Manager at ETrade (June 2006 – January 2007).
Emmanuel Ferreira, Vice President	None
Ronald H. Fielding, Senior Vice President; Chairman of the Rochester Division

Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Steven Fling, Assistant Vice President	None
John E. Forrest, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.
Colleen M. Franca, Vice President	None
Barbara Fraser, Vice President & Associate Counsel	Secretary of OFI Trust Company (since December 2007).
Dominic Freud, Vice President	None
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	Formerly (as of January 2007) Help Desk Manager at OppenheimerFunds, Inc.
Seth Gelman, Vice President	None
Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	Formerly Tax Manager at OppenheimerFunds, Inc. (December 2006 – February 2008).
Benjamin J. Gord, Vice President	Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Carol Guttzeit, Vice President	None
Marilyn Hall, Vice President	None
Kelly Haney, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Robert W. Hawkins, Vice President & Assistant Counsel	None
Thomas B. Hayes, Vice President	None
Bradley Hebert, Assistant Vice President	Manager at OppenheimerFunds, Inc. (October 2004 – February 2008).
Heidi Heikenfeld, Assistant Vice President	None
Annika Helgerson, Assistant Vice President	None
Daniel Herrmann, Vice President	Vice President of OFI Private Investments Inc.
Benjamin Hetrick, Assistant Vice President	Manager at OppenheimerFunds, Inc (May 2006 – December 2007).
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	Formerly Vice President at U.S. Trust (June 2005 – October 2007)
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Kevin Andrew Huddleston, Assistant Vice President	None
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Douglas Huffman, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
John Jennings, Vice President	None
Jin Jo, Assistant Vice President	Formerly Audit Manager at Deloitte & Touche LLP (as of August 2007)
Lisa Kadehjian, Assistant Vice President	None
Charles Kandilis, Assistant Vice President	None
Amee Kantesaria, Assistant Vice President and Assistant Counsel	Formerly Counsel at Massachusetts Mutual Life Insurance Company (May 2005-December 2006).
Rezo Kanovich, Assistant Vice President	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
James Kennedy, Senior Vice President	Formerly self-employed (December 2005 – September 2006).
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President & Marketing Compliance Manager	None
Michael Kim, Assistant Vice President	None
Audrey Kiszla, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Lisa Klassen, Vice President

Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Financial Services, Inc.; Assistant Vice President of OppenheimerFunds Legacy Program and OppenheimerFunds Distributor, Inc.

Richard Knott, Executive Vice President	President and Director of OppenheimerFunds Distributor, Inc.; Executive Vice President of OFI Private Investments Inc.; Executive Vice President & Director of Centennial Asset Management Corporation.
Daniel Kohn, Vice President	None
Martin S. Korn, Senior Vice President	None
Tatyana Kosheleva, Assistant Vice President	Formerly (as of April 2007) Finance Manager at IBM Corp.
Michael Kotlartz, Vice President	None
Brian Kramer, Vice President	None
S. Arthur Krause, Assistant Vice President	Formerly Product Manager of OppenheimerFunds, Inc. (as of January 2007).
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.
Jeffrey P. Lagarce, Senior Vice President	President of OFI Institutional Asset Management, Inc. as of January 2005.
John Latino, Vice President	None
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Senior Vice President	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation
Randy Legg, Vice President & Associate Counsel	None
Laura Leitzinger, Senior Vice President	Senior Vice President of Shareholder Services, Inc. and Shareholder Financial Services, Inc.
Justin Leverenz, Vice President	None
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Daniel Lifshey, Assistant Vice President	None
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
Bill Linden, Assistant Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Ian Loughlin, Assistant Vice President	Formerly Financial Analysis Manager at OppenheimerFunds, Inc. (June 2005 – February 2008).
Daniel G. Loughran Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Matthew Maley, Assistant Vice President	Formerly Operations Manager at Bear Stearns (June 2005 – February 2008).
Daniel Martin, Assistant Vice President	None
Jerry Mandzij, Vice President	None
Angelo G. Manioudakis, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.; Vice President of Oppenheimer Real Asset Management, Inc.
Carolyn Maxson, Assistant Vice President	None
William T. Mazzafro, Vice President	None
Trudi McCanna, Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
John McCullough, Vice President	None
Joseph McDonnell, Vice President	None
Joseph McGovern, Vice President	None
Charles L. McKenzie, Senior Vice President

Chairman of the Board, Director, Chief Executive Officer and President of OFI Trust Company; Chairman, Chief Executive Officer, Chief Investment Officer and Director of OFI Institutional Asset Management, Inc.; Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation; Chairman, President and Director of Trinity Investment Management Corporation and Vice President of Oppenheimer Real Asset Management, Inc.

William McNamara, Assistant Vice President	None
Mary McNamee, Vice President	None
Michael Medev, Assistant Vice President	None
Lucienne Mercogliano, Vice President	None
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	Formerly Assistant Vice President at AXA Distributors, LLC (July 2005 – February 2008).
Rejeev Mohammed, Assistant Vice President	None
Sarah Morrison, Assistant Vice President	Formerly (as of January 2007) Manager at OppenheimerFunds, Inc.
Jill Mulcahy, Vice President: Rochester Division	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
John V. Murphy, Chairman, Chief Executive Officer & Director

President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Christine Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
Richard Nichols, Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Assistant Vice President	None
John J. Okray, Vice President	None
Kristina Olson, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
Kathleen Patton, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.
David P. Pellegrino, Senior Vice President	None
Allison C. Pells, Assistant Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Senior Vice President, Chief Financial Officer & Treasurer	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
John Piper, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.
Jeaneen Pisarra, Vice President	None
Nicolas Pisciotti, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
David Preuss, Assistant Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	Formerly Product Manager at OppenheimerFunds, Inc. (January 2007 – February 2008); Senior Project Manager at OppenheimerFunds, Inc. (March 2006 – January 2007).
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Timothy Raeke, Assistant Vice President	Formerly (as of July 2007) Vice President at MFS Investment Management.
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Corry E. Read, Assistant Vice President	None
Marc Reinganum, Vice President	None
Jill Reiter, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Jason Reuter, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Eric Rhodes, Assistant Vice President	None
Maria Ribeiro De Castro, Vice President	None
Eric Richter, Vice President	Vice President of HarbourView Asset Management Corporation.
Grace Roberts, Assistant Vice President	None
David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.; President and Director of Centennial Asset Management Corporation.
Robert Robis, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Stacey Roode, Senior Vice President	None
Jeffrey S. Rosen, Vice President	None
Stacy Roth, Vice President	None
Richard Royce, Vice President	None
Adrienne Ruffle, Vice President & Assistant Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Kim Russomanno, Assistant Vice President	None
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Timothy Ryan, Vice President	None
Matthew Torpey, Assistant Vice President	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	Formerly (as of May 2007) Separate Account Business Liaison at OppenheimerFunds, Inc.
Valerie Sanders, Vice President	None
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Rudi W. Schadt, Vice President	None
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation. Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (November 2004 – February 2008).
Patrick Schneider, Assistant Vice President	None
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Navin Sharma, Vice President	None
Tammy Sheffer, Vice President	None
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
David C. Sitgreaves, Assistant Vice President	None
Michael Skatrud, Assistant Vice President	Formerly (as of March 2007) Corporate Bond Analyst at Putnam Investments.
Enrique H. Smith, Vice President	None
Kevin Smith, Vice President	None
Paul Snogren Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Keith J. Spencer, Senior Vice President	None
Marco Antonio Spinar, Assistant Vice President	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Brett Stein, Vice President	Formerly Vice President of Client Services at XAware, Inc. (October 2002 – August 2006).
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc. Formerly (as of August 2007). Founder/Managing Partner at Vector Capital Management.
John P. Stoma, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Amy Sullivan, Assistant Vice President	None
Carole Sumption, Vice President	Formerly Vice President at Policy Studies, Inc. (July 2003 – April 2007).
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Thomas Swaney, Vice President	Vice President of HarbourView Asset Management Corporation.
Brian C. Szilagyi, Assistant Vice President	None
Martin Telles, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Charles Toomey, Vice President	None
Vincent Toner, Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Assistant Vice President: Rochester Division	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Rene Vecka, Assistant Vice President: Rochester Division	None
Vincent Vermette, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Elaine Villas-Obusan, Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Vice President	None
Mark Wachter, Vice President	Formerly Manager at OppenheimerFunds, Inc. (March 2005 – February 2008).
Lisa Walsh, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. Formerly General Manager and Senior Vice President of Comverse (December 2005 – September 2006).
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Deborah Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Melissa Lynn Weiss, Vice President & Deputy Counsel	None
Christine Wells, Vice President	None
Joseph J. Welsh, Vice President	Vice President of HarbourView Asset Management Corporation.
Catherine M. White, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.; member of the American Society of Pension Actuaries (ASPA) since 1995.
Troy Willis, Assistant Vice President, Rochester Division	None

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Mitchell Williams, Vice President	None
Julie Wimer, Assistant Vice President	None
Donna M. Winn, Senior Vice President	President, Chief Executive Officer & Director of OFI Private Investments Inc.; Director & President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.
Brian W. Wixted, Senior Vice President & Treasurer

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Oliver Wolff, Assistant Vice President	None
Kurt Wolfgruber, President, Chief Investment Officer & Director

Director of OppenheimerFunds Distributor, Inc., Director of Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. (since June 2003). Management Director of Oppenheimer Acquisition Corp. (since December 2005).

Caleb C. Wong, Vice President	None
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Lucy Zachman, Vice President	None
Robert G. Zack, Executive Vice President & General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited ; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Anna Zatulovskaya, Assistant Vice President	None
Mark D. Zavanelli, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Sara Zervos, Vice President	None
Alex Zhou, Assistant Vice President	None
Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.

The Oppenheimer Funds include the following:

Centennial California Tax Exempt Trust

Centennial Government Trust

Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)
OFI Tremont Core Strategies Hedge Fund
Oppenheimer Absolute Return Fund
Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals
Oppenheimer Balanced Fund

Oppenheimer Baring China Fund
Oppenheimer Baring Japan Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Convertible Securities Fund (a series of Bond Fund Series)
Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund
Oppenheimer Dividend Growth Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Equity Fund, Inc.
Oppenheimer Equity Income Fund, Inc.
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Value Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer International Bond Fund
Oppenheimer Institutional Money Market Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund (a series of Oppenheimer International Value Trust)
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Master Event-Linked Bond Fund, LLC
Oppenheimer Master Loan Fund, LLC
Oppenheimer Master International Value Loan Fund, LLC
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals
Oppenheimer Portfolio Series (4 series)

     Conservative Investor Fund

     Moderate Investor Fund

     Equity Investor Fund

      Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal
     Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal
     Protected Trust II)
Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal
     Protected Trust III)
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Estate Fund
Oppenheimer Rising Dividends Fund, Inc.

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (1 series):
Oppenheimer Value Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (11 series):
     Oppenheimer Balanced Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Core Bond Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer MidCap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Strategic Bond Fund/VA
     Oppenheimer Value Fund/VA
Panorama Series Fund, Inc. (4 series):

     Government Securities Portfolio
     Growth Portfolio
     Oppenheimer International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of Tremont Group Holdings, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds International Distributor Limited is Suite 1601, Central Tower, 28 Queen’s Road Central, Hong Kong.

Item 27. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 26(b) above (except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant’s principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
Tracey Apostolopoulos(1)	Assistant Vice President	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None

Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi	Vice President	None
Michelle Brennan(2)	Vice President	None
Joshua Broad(2)	Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Patrick Campbell(1)	Assistant Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Susan Cornwell(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
Fredrick Davis 14431 SE 61st Street Bellevue, WA 98006	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
James Fereday	Vice President	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Ronald H. Fielding(3)	Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John E. Forrest(2)	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Richard Fuerman(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
Lucio Giliberti 6 Cyndi Court Flemington, NJ 08822	Vice President	None
David Goldberg	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(4)	Vice President	None
Ralph Grant 10 Boathouse Close Mt. Pleasant, SC 29464	Senior Vice President	None
Kahle Greenfield(2)	Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Garrett Harbron 8895 Hillsboro Road Valles Mines, MO 63087	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
William E. Hortz(2)	Vice President	None
Edward Hrybenko(2)	Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Lisa Klassen(1)	Assistant Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Richard Knott(1)	President and Director	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
Tracey Lange(2)	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	Senior Vice President	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Saul Mendoza 503 Vincinda Crest Way Tampa FL 33619	Vice President	None
Mark Mezzanotte 16 Cullen Way Exeter, NH 03833	Vice President	None
Matthew L. Michaelson 1250 W. Grace, #3R Chicago, IL 60613	Vice President	None
Noah Miller(1)	Vice President	None
Clint Modler(1)	Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
Gzim Muja 269 S. Beverly Dr. #807 Beverly Hills, CA 90212	Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Vice President	None
Christina Nasta(2)	Vice President	None
Kevin P. Neznek(2)	Vice President	None
Christopher Nicholson(2)	Vice President	None
Patrick Noble	Vice President	None
Chad Noel	Vice President	None
Bradford G. Norford 5095 Lahinch Ct. Westerville, OH 43082	Vice President	None
Alan Panzer 6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers	Vice President	None
Nicole Pretzel	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(5)	Vice President	None
Corry Read(2)	Vice President	None
Ruxandra Risko(2)	Vice President	None
David R. Robertson(2)	Senior Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacey Roode	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
John Stoma(2)	Senior Vice President	None
Wayne Strauss(3)	Assistant Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
James Taylor(2)	Assistant Vice President	None
Martin Telles(2)	Senior Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermete(2)	Vice President	None
Kenneth Lediard Ward 1400 Cottonwood Valley Circle N. Irving, TX 75038	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Catherine White(2)	Assistant Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Donna Winn(2)	Senior Vice President	None
Peter Winters 911 N. Organce Ave, Pat. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Kurt Wolfgruber(2)	Director	None
Meredith Wolff(2)	Vice President	None
Michelle Wood(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Jill Zachman(2)	Vice President	None
Robert G. Zack(2)	General Counsel & Director	Secretary
Steven Zito(1)	Vice President	None

(1)      6803 South Tucson Way, Centennial, CO 80112-3924

(2)      Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)      350 Linden Oaks, Rochester, NY 14623

(4)      555 Theodore Fremd Avenue, Rye, NY 10580

(5)      Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of July, 2008.

Oppenheimer ochester North Carolina Municipal Fund
By: John V. Murphy*
John V. Murphy, President,
Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures	Title	Date
Brian F. Wruble*	Chairman of the Board of Trustees	July 28, 2008

Brian F. Wruble
John V. Murphy*	President, Principal Executive Officer and Trustees	July 28, 2008

John V. Murphy
Brian W. Wixted*	Treasurer, Principal Financial & Accounting Officer	July 28, 2008

Brian W. Wixted
Matthew P. Fink*	Trustee	July 28, 2008

Matthew P.Fink
Robert G. Galli*	Trustee	July 28, 2008

Robert G. Galli
Phillip A. Griffiths*	Trustee	July 28, 2008

Phillip A. Griffiths

Mary F. Miller*	Trustee	July 28, 2008

Mary F. Miller
Joel W. Motley*	Trustee	July 28, 2008

Joel W. Motley
Russell S. Reynolds, Jr.*	Trustee	July 28, 2008

Russell S. Reynolds, Jr.
Joseph M. Wikler*	Trustee	July 28, 2008

Joseph M. Wikler
Peter I. Wold*	Trustee	July 28, 2008

Peter I. Wold

*By:	/s/Kathleen T. Ives

Kathleen T. Ives, Attorney-in-Fact

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Post-Effective Amendment No. 2

Registration Statement No. 333-132784

EXHIBIT INDEX

Exhibit No.	Description
23(j)	Independent Registered Public Accountings Firm’s Consent